                                                                   Exhibit 10.15

                                                                  EXECUTION COPY

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                              AMENDED AND RESTATED
                     WAREHOUSE LOAN AND SECURITY AGREEMENT

                                      among

                      NELNET EDUCATION LOAN FUNDING, INC.,

                                  as Borrower,

               WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,

                           as Eligible Lender Trustee

                           ZIONS FIRST NATIONAL BANK,

                                   as Trustee

                            THUNDER BAY FUNDING INC.,

                                   as Lender

                                       and

                              ROYAL BANK OF CANADA,

                     as Facility Agent and Alternate Lender

                                U.S. $450,000,000

                           Dated as of April 28, 2003

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

                                TABLE OF CONTENTS

                                                                                                         PAGE
ARTICLE I              DEFINITIONS.....................................................................    2
          Section 1.01.         Certain Defined Terms..................................................    2
          Section 1.02.         Other Terms............................................................   25
          Section 1.03.         Computation of Time Periods............................................   25
ARTICLE IA             SALE OF PLEDGED COLLATERAL; ASSIGNMENT AND ASSUMPTIONS..........................   25
          Section 1.01A.       Sale of Pledged Collateral..............................................   25
          Section 1.02A        Assignment and Assumption...............................................   26
ARTICLE II             THE FACILITY....................................................................   26
          Section 2.01.        Advances...............................................................    26
          Section 2.02.        The Initial Advance and Subsequent Advances.............................   27
          Section 2.03.        Termination or Reduction of the Maximum Facility Amount.................   28
          Section 2.04.        Collection Account......................................................   28
          Section 2.05.        Transfers from Collection Account.......................................   29
          Section 2.06.        Cash Reserve Account....................................................   31
          Section 2.07.        Transfers from the Cash Reserve Account.................................   31
          Section 2.07A.       Escrow Account..........................................................   32
          Section 2.07B.       Transfers from the Escrow Account.......................................   32
          Section 2.08.        Management of Collection Account, Cash Reserve Account and Escrow
                               Account.................................................................   33
          Section 2.09.        Pledged Collateral Assignment of the Transaction Documents..............   34
          Section 2.10.        Grant of a Security Interest............................................   34
          Section 2.11.        Evidence of Debt........................................................   35
          Section 2.12.        Special Provisions Governing Advances...................................   35
          Section 2.13.        Payments by the Borrower................................................   36
          Section 2.14.        Payment of Stamp Taxes, Etc.............................................   36
          Section 2.15.        Yield Protection........................................................   36
          Section 2.16.        Extension of Termination Date...........................................   38

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                                TABLE OF CONTENTS
                                  (continued)

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
ARTICLE III            CONDITIONS OF ADVANCES..........................................................   38
          Section 3.01.        Conditions Precedent to Initial Advance.................................   38
          Section 3.02.        Conditions Precedent to All Advances....................................   39
          Section 3.03.        Conditions Precedent to Effectiveness...................................   40
ARTICLE IV             REPRESENTATIONS AND WARRANTIES..................................................   40
          Section 4.01.        General Representations and Warranties of the Borrower..................   40
          Section 4.02.        Representations of the Borrower Regarding the Trustee's Security
                               Interest................................................................   42
          Section 4.03.        Representations of the Eligible Lender Trustee..........................   43
ARTICLE V              COVENANTS OF THE BORROWER.......................................................   43
          Section 5.01.        General Covenants.......................................................   43
          Section 5.02.        Acquisition, Financing, Collection and Assignment of Student Loans......   48
          Section 5.03.        Enforcement of Financed Loans...........................................   48
          Section 5.04.        Enforcement of Servicing Agreements.....................................   49
          Section 5.05.        Enforcement of Student Loan Purchase Agreements.........................   49
          Section 5.06.        Enforcement of Indemnification Agreement................................   50
          Section 5.07.        Financed Loans Serviced by Great Lake Servicing Corporation.............   50
          Section 5.08.        Administration and Collection of Financed Loans.........................   50
          Section 5.09.        Amendment of Form of Student Loan Purchase Agreement....................   51
          Section 5.10.        Custodian...............................................................   51
          Section 5.11.        Prepayments and Refinancing.............................................   51
          Section 5.12.        Periodic Reporting......................................................   52
          Section 5.13.        UCC Matters; Protection and Perfection of Pledged Collateral; Delivery
                               of Documents............................................................   52
          Section 5.14.        Obligations of the Borrower With Respect to Pledged Collateral..........   53
          Section 5.15.        Collateral Call.........................................................   53
          Section 5.16.        Guarantor Limitations...................................................   54

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                         PAGE
          Section 5.17.        Covenants of the Borrower Regarding the Trustee's Security Interest.....   54
ARTICLE VI             EVENTS OF DEFAULT...............................................................   54
ARTICLE VII            TRUSTEE AND ELIGIBLE LENDER TRUSTEE.............................................   57
          Section 7.01.        Acceptance of Trust.....................................................   57
          Section 7.02.        Trustee's Right to Reliance.............................................   58
          Section 7.03.        Compensation of Trustee.................................................   58
          Section 7.04.        Resignation of Trustee..................................................   59
          Section 7.05.        Removal of Trustee......................................................   59
          Section 7.06.        Successor Trustee.......................................................   59
          Section 7.07.        Manner of Vesting Title in Trustee......................................   60
          Section 7.08.        [RESERVED]..............................................................   60
          Section 7.09.        Trustee Covenants with Respect to "Eligible Lender" Status..............   60
          Section 7.10.        Trustee's Status as an "Eligible Lender"................................   61
          Section 7.11.        Acceptance of Duties of Eligible Lender Trustee.........................   61
          Section 7.12.        Eligible Lender Trustee Covenants with Respect to "Eligible Lender"
                               Status..................................................................   61
          Section 7.13.        Compensation of Eligible Lender Trustee.................................   61
          Section 7.14.        Resignation of Eligible Lender Trustee..................................   62
          Section 7.15.        Removal of Eligible Lender Trustee......................................   62
          Section 7.16.        Successor Eligible Lender Trustee.......................................   62
          Section 7.17.        Eligible Lender Trustee's Status as an "Eligible Lender"................   63
ARTICLE VIII           INDEMNIFICATION.................................................................   63
ARTICLE IX             FACILITY AGENT..................................................................   66
          Section 9.01.        Authorization and Action of Facility Agent..............................   66
          Section 9.02.        Agency Termination......................................................   66
          Section 9.03.        Facility Agent's Reliance, Etc..........................................   66
          Section 9.04.        Facility Agent and Affiliates...........................................   67
          Section 9.05.        Advance Decision........................................................   67

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                               TABLE OF CONTENTS
                                  (continued)

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
         Section 9.06.         Successor Facility Agent................................................   67
ARTICLE X              MISCELLANEOUS...................................................................   68
          Section 10.01.       Amendments and Waivers..................................................   68
          Section 10.02.       Notices, Etc............................................................   68
          Section 10.03.       No Waiver; Remedies.....................................................   68
          Section 10.04.       Binding Effect; Assignability; Confidentiality..........................   68
          Section 10.05.       Survival................................................................   69
          Section 10.06.       Governing Law; Severability.............................................   69
          Section 10.07.       Submission to Jurisdiction; Waiver of Jury and Bond.....................   70
          Section 10.08.       Costs, Expenses and Taxes...............................................   71
          Section 10.09.       Recourse Against Certain Parties........................................   71
          Section 10.10.       Execution in Counterparts; Severability; Integration....................   72
          Section 10.11.       Confidentiality.........................................................   72
          Section 10.12.       Section Titles..........................................................   73
          Section 10.13.       Entire Agreement........................................................   73
          Section 10.14.       No Petition.............................................................   73
          Section 10.15.       Limited Recourse; Subordination.........................................   74

EXHIBIT A    -    FORM OF STUDENT LOAN PURCHASE AGREEMENT
EXHIBIT B    -    FORM OF VALUATION AGENT AGREEMENT
EXHIBIT C    -    REGULAR ADVANCE NOTICE
EXHIBIT D    -    SPECIAL ADVANCE NOTICE
EXHIBIT E    -    MONTHLY REPORT
EXHIBIT F    -    FORMS OF ASSET COVERAGE REPORT AND CASH RELEASE
                  CERTIFICATE
EXHIBIT G    -    COPIES OF CUSTODIAN AGREEMENTS
EXHIBIT H    -    FORM OF PARTICIPATION AGREEMENT
EXHIBIT I    -    CONDITIONS TO INITIAL ADVANCE
EXHIBIT J    -    CONDITIONS TO EFFECTIVENESS DATE
EXHIBIT K    -    FORM OF NOTICE OF RELEASE

                  THIS AMENDED AND RESTATED WAREHOUSE LOAN AND SECURITY AGREEMENT (this "Agreement") is made as of April 28, 2003, among NELNET EDUCATION LOAN FUNDING, INC., f/k/a NEBHELP, INC., a corporation duly organized under the laws of the State of Nebraska, as the borrower hereunder (the "Borrower"); WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as eligible lender trustee (the "Eligible Lender Trustee"); ZIONS FIRST NATIONAL BANK, a national banking association, as an eligible lender and trustee hereunder (the "Trustee"), THUNDER BAY FUNDING INC., a Delaware corporation, as the lender hereunder (the "Lender"); ROYAL BANK OF CANADA, a Canadian banking corporation, as the alternate lender hereunder (in such capacity, the "Alternate Lender") and as agent of the Lender, the Alternate Lender and the herein defined Liquidity Facility Providers and Credit Support Providers (in such capacity, the "Facility Agent"); and NELnet STUDENT LOAN WAREHOUSE CORPORATION-1, a corporation duly organized under the laws of the State of Nevada, as the original borrower and assignor (the "Original Borrower") (solely with respect to Article IA of this Agreement).

                             PRELIMINARY STATEMENTS

                  WHEREAS, the Original Borrower, the Trustee, the Lender, the Alternate Lender and the Facility Agent entered into that certain Warehouse Loan and Security Agreement dated as of February 1, 2002 (as previously amended, the "Original Agreement"); and

                  WHEREAS, the Original Borrower has purchased from time to time certain Eligible Loans (as hereinafter defined) in accordance with various Student Loan Purchase Agreements (as hereinafter defined) (such purchases constituting the "Transactions"); and

                  WHEREAS, the Borrower funded the Transactions through loans made by the Lender and the Alternate Lender under the Original Agreement on the terms and conditions set forth therein; and

                  WHEREAS, the Original Borrower desires to sell to the Borrower all of its rights, title and interest in and to the Pledged Collateral and to assign to the Borrower all of its rights and obligations under the Original Agreement and the Transaction Documents (as hereinafter defined); and

                  WHEREAS, the Lender, the Alternate Lender and the Facility Agent are willing to consent to such sale and assignment on the terms provided herein; and

                  WHEREAS, the Borrower is willing to purchase the Pledged Collateral and to accept and assume all of the Original Borrower's rights and obligations under the Original Agreement and the Transaction Documents; and

                  WHEREAS, on or after the sale, assignment and assumption provided for herein, the Borrower proposes to engage in Transactions; and

                  WHEREAS, the Borrower desires to fund the Transactions, either at the time such Transactions are entered into or following the temporary financing thereof under a Covered Indenture (as hereinafter defined), through loans made by the Lender and the Alternate Lender on the terms and conditions set forth herein;

                  WHEREAS, to provide liquidity support to the Lender in connection with the loans made by it hereunder, the Lender and Royal Bank of Canada have entered into the Liquidity Agreement (as hereinafter defined), pursuant to which the Lender may, from time to time, assign all or a part of such loans to Royal Bank of Canada and/or to certain other Liquidity Facility Providers (as hereinafter defined) pursuant to the terms of the Liquidity Agreement, and as a result of such assignment, such financial institutions would become Secured Creditors hereunder; and

                  WHEREAS, to provide credit support to the Lender in connection with the loans being made by it hereunder, the Lender and Royal Bank of Canada have entered into a Credit Support Agreement (as hereinafter defined) pursuant to which Royal Bank of Canada or certain other Credit Support Providers (as hereinafter defined) have agreed to purchase undivided interests in loans not purchased by the Liquidity Facility Providers, and as a result of such assignment, such financial institutions would become Secured Creditors hereunder.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

                  Section 1.01. Certain Defined Terms. Certain capitalized terms used throughout this Agreement are defined above or in this Section.

                  As used in this Agreement and its exhibits, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

                  "Advance" means any Regular Advance, any Special Advance, any Liquidity Advance, any Credit Support Advance and any Rollover Advance.

                  "Advance Date" means, with respect to any Advance, the date on which such Advance is funded.

                  "Advance Percentage Calculation Report" means the report prepared by the Valuation Agent and delivered to the Facility Agent and the Borrower not later than four Business Days prior to each Advance, other than a Special Advance or a Rollover Advance, setting forth the Maximum Advance Percentage for the Eligible Loans to be financed with such Advance, in the form attached as Exhibit A to the Valuation Agent Agreement. The Maximum Advance Percentage determined pursuant to any Advance Percentage Calculation Report with respect to any Financed Loans shall remain in effect with respect to such Financed Loans until the Advance Date immediately following the delivery of the next Valuation Report delivered pursuant to Section 5.12 hereof.

                  "Adverse Claim" means a lien, security interest, charge, encumbrance or other right or claim or restriction in favor of any Person (other than, with respect to the Pledged Collateral, any lien, security interest, charge, encumbrance or other right or claim or restriction in favor of the Trustee for the benefit of the Secured Creditors).

                  "Affected Party" means the Lender, the Alternate Lender, each Liquidity Facility Provider, each Credit Support Provider and any assignee or participant of the Lender, the Alternate Lender, any Liquidity Facility Provider or any Credit Support Provider.

                  "Affiliate" when used with respect to a Person means any other Person controlling, controlled by or under common control with such Person. A Person shall be deemed to control another person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests or otherwise.

                  "Aggregate Market Value" means, as of any date of determination, the sum of (a) with respect to assets in the Pledged Collateral which are Financed Loans as of such date, (i) the outstanding Principal Balance of such Financed Loans, as set forth in the most recently delivered Valuation Report, multiplied by the Loan Valuation Percentage, plus, without duplication,
(ii) 100% of any accrued interest thereon, and all accrued and unpaid Special Allowance Payments and interest subsidies, if any, thereon (other than the portion thereof, if any, attributable to the Higher SAP Differentials) to such date; (b) with respect to assets in the Pledged Collateral which are Permitted Investments and other cash balances, if any, on deposit in the Collection Account and the Cash Reserve Account, the principal balance thereof together with all interest accrued thereon; and (c) payments on Financed Loans or other assets received by a Servicer or the Borrower and not yet transferred to the Trustee (other than the portion thereof, if any, attributable to the Higher SAP Differentials); provided, however, if subsequent to any repayment or refinancing pursuant to Section 5.11 hereof the Principal Balance of Defaulted Student Loans exceeds 10% of the Principal Balance of all Financed Loans in "repayment status", the Aggregate Market Value of all Defaulted Student Loans shall be valued separately as Defaulted Student Loans on the related Valuation Date with a Loan Valuation Percentage of 97% for the purposes of clause (a)(i) above.

                  "Agreement" means this Amended and Restated Warehouse Loan and Security Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter.

                  "Alternate Advance Rate" means the interest rate to be paid on Regular Bank Advances, Liquidity Advances and Credit Support Advances. The Alternate Advance Rate is the annual interest rate equal to either: (a) the sum of the Base Rate and 2.0% if such Regular Bank Advance, Liquidity Advance or Credit Support Advance is the result of the occurrence of an Event of Default hereunder; (b) the sum of the applicable LIBOR and 1.00% if such Regular Bank Advance, Liquidity Advance or Credit Support Advance is not the result of the occurrence of an Event of Default hereunder; (c) the sum of the Base Rate and 1.00% if (i) such Regular Bank Advance, Liquidity Advance or Credit Support Advance is funded on less than two (2) Business Days notice, or (ii) LIBOR cannot be determined, or (iii) it shall be unlawful for the Liquidity Facility Provider or the Credit Support Provider to obtain funds in the London interbank market to fund Advances; or (d) the Base Rate, if the Facility Agent advised the Borrower that an Alternate Interest Amount or a Liquidity Interest Amount based on LIBOR will not fully reflect the cost to the Alternate Lender, the Liquidity Facility Provider or the Credit Facility Provider, as applicable, of funding Advances based on LIBOR. The Alternate Advance Rate shall be computed on the basis of the actual number days in such interest period assuming a 360 day year, or if determined using the Base Rate, on the basis of the actual number days in such interest period using a 365 or, when applicable, 366-day year.

                  "Alternate Interest Amount" means with respect to any Calculation Period, an amount calculated by multiplying the average outstanding Regular Bank Advances for such Calculation Period by the weighted average Alternate Advance Rate for all Regular Bank Advances during such Calculation Period.

                  "Alternate Lender" means Royal Bank of Canada, each Person who accepts an assignment of Royal Bank of Canada's rights and obligations hereunder pursuant to Section 10.04, and the successors and assigns of any of them. The Alternate Lender may include one or more Persons following an assignment pursuant to Section 10.04, and if more than one Person, each Person who is an Alternate Lender will have the rights and obligations with respect to Advances in the respective percentages specified in the agreement(s) governing such assignment(s).

                  "Alternate Lender Termination Date" means June 1, 2003 (unless such date is extended pursuant to Section 2.16(b) hereof).

                  "Asset Coverage Ratio" means, as of the date of any Valuation Report, the ratio of (a) the Aggregate Market Value of assets in the Pledged Collateral as of such date to (b) the Liabilities as of such date and rounding to the nearest second decimal place.

                  "Asset Coverage Report" means, means a report furnished by the Portfolio Administrator to the Valuation Agent, the Facility Agent and the Borrower pursuant to Section 5.12(b) hereof, the form of which is attached as Exhibit F hereto.

                  "Authorized Officer of the Borrower" means the Borrower's president, chief financial officer, any vice president or assistant vice president.

                  "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time, and any successor statute.

                  "Base Rate" means the rate of interest most recently announced by the Facility Agent as its prime rate. The Base Rate is not necessarily intended to be the lowest per annum rate of interest determined by the Facility Agent in connection with extensions of credit. The Base Rate shall change from time to time as the Facility Agent's prime rate changes.

                  "Benefit Plan" means any employee benefit plan as defined in
Section 3(3) of ERISA in respect of which the Borrower or any ERISA Affiliate of the Borrower is, or at any time during the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

                  "Borrower" means Nelnet Education Loan Funding, Inc., f/k/a NEBHELP, INC., a Nebraska corporation, and its successors and assigns.

                  "Business Day" means a day of the year other than a Saturday or a Sunday on which banks are not authorized or required to close in New York City or the city where the principal office of the Trustee is located (presently Denver, Colorado); provided, however, if the term "Business Day" is used in connection with LIBOR, means any day of the year on which dealings in dollar deposits are carried on in the London interbank market.

                  "Calculation Date" means the fourth Business Day preceding each Settlement Date.

                  "Calculation Period" means the calendar month preceding each Settlement Date.

                  "Cash Reserve Account" means the special account created pursuant to Section 2.06 hereof.

                  "Cash Reserve Requirement" means, as of any date of determination, one-half of one percent (0.50%) of the Outstanding Facility Amount as of such date.

                  "Closing Date" means February 14, 2002.

                  "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute and the regulations promulgated and rulings issued thereunder.

                  "Collection Account" means the special account created pursuant to Section 2.04 hereof.

                  "Collection Advance Subaccount" means a subaccount established within the Collection Account pursuant to Section 2.04 hereof.

                  "Collections" means, (a) all revenue and recoveries of principal and interest and other payments and reimbursements of principal and accrued interest received with respect to any Financed Loan and any other collection of cash with respect to such Financed Loan (including, but not limited to, Interest Subsidy Payments, Special Allowance Payments, Indemnity Payments, finance charges and payments representing the repurchase of any Financed Loan or rebate of premium thereon pursuant to a Student

Loan Purchase Agreement) received or deemed to have been received pursuant to
Section 2.04 hereof; and (b) all other cash collections, tax refunds and other cash proceeds of the Pledged Collateral.

                  "Commitment" means the obligation of each Liquidity Facility Provider to fund Liquidity Advances pursuant to the terms of the Liquidity Agreement.

                  "Consolidation Loan" means a loan made to an Eligible Borrower pursuant to which the Eligible Borrower consolidates two or more of its PLUS/SLS Loans, direct loans made by the Department of Education or Stafford Loans in accordance with the Higher Education Act.

                  "Covered Indenture" means, individually or collectively, each of (a) the Trust Indenture dated as of November 15, 1985, as amended, by and between the Borrower (successor to Nebraska Higher Education Loan Program), as issuer, and Wells Fargo Bank Minnesota, National Association, as successor trustee; (b) the Trust Indenture dated as of December 1, 1986, by and between the Borrower (successor to Nebraska Higher Education Loan Program), as issuer, and Wells Fargo Bank Minnesota, National Association, as successor trustee; (c) the Trust Indenture dated as of July 1, 1988, by and between the Borrower (successor to Nebraska Higher Education Loan Program), as issuer, and Wells Fargo Bank Minnesota, National Association, as successor trustee; (d) the Trust Indenture dated as of June 1, 1993, by and between the Borrower (successor to Nebraska Higher Education Loan Program), as issuer, and Wells Fargo Bank Minnesota, National Association, as successor trustee; and (e) the Trust Indenture dated as of September 1, 1993, by and between the Borrower (successor to Nebraska Higher Education Loan Program), as issuer, and Wells Fargo Bank Minnesota, National Association, as successor trustee, as each of the foregoing has been and may be amended, modified or supplemented from time to time.

                  "CP" means the Commercial Paper Notes issued by the Lender from time to time in the United States commercial paper market.

                  "CP Rate" means, with respect to each Regular CP Advance, the per annum rate (or if such rate is quoted on a discount basis, the yield equivalent of such amount expressed as a per annum rate), including dealer fees and issuing and paying agency fees, borne by CP issued by the Lender with respect to such Regular CP Advance. The Lender or the Facility Agent shall provide the Borrower with notice of the CP Rate applicable to each Regular CP Advance.

                  "Credit Support Advance" means a loan to the Borrower assigned to the Credit Support Providers by the Lender pursuant to the Credit Support Agreement, including any Rollover Advances funded by the Credit Support Providers pursuant to the Credit Support Agreement.

                  "Credit Support Agreement" means the Credit Support Asset Purchase Agreement, dated as of September 25, 1997, between the Lender and Royal Bank of

Canada, as the same has been and may be amended, restated, supplemented or otherwise modified from time to time.

                  "Credit Support Providers" means initially, Royal Bank of Canada, as the provider of the commitment under the Credit Support Agreement, and its successors and assigns, and any other financial institutions having a short-term unsecured debt rating of at least "A-l", "P-l" and "F-l" by S&P, Moody's, and Fitch, respectively, as assignees of the commitment of Royal Bank of Canada pursuant to the terms of the Credit Support Agreement, or otherwise providing all or a portion of a Credit Support Advance.

                  "Custodian" means, individually or collectively, NELnet Loan Services, Inc., and each additional Servicer or bailee with which the Borrower, the Eligible Lender Trustee and the Trustee have entered into a Custodian Agreement.

                  "Custodian Agreement" means, individually or collectively, (a) the Custodian Agreement, dated as of April 28, 2003, as amended or otherwise modified from time to time, among the Borrower, the Eligible Lender Trustee, the Trustee and NELnet Loan Services, Inc.; and (b) each additional or successor custodian agreement entered into among the Borrower, the Eligible Lender Trustee, the Trustee and a Custodian and approved by the Facility Agent.

                  "Custodian Fees" means the fees, expenses and charges of the Custodian pursuant to a Custodian Agreement, except to the extent included in Servicing Fees.

                  "Debt" of any Person means (a) indebtedness of such Person for borrowed money; (b) obligations of such Person evidenced by bonds, debentures, notes, letters of credit, interest rate and currency swaps or other similar instruments; (c) obligations of such Person to pay the deferred purchase price of property or services; (d) obligations of such Person as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases; (e) obligations secured by an Adverse Claim upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations; and (f) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of other Persons of the kinds referred to in clauses (a) through (e) above.

                  "Defaulted Student Loan" means any Student Loan (a) as to which any payment, or portion thereof, is more than 270 days past due from the original due date thereof, unless such Student Loan is a Higher Education Act Student Loan and such Student Loan is in Deferment, (b) the Obligor of which is the subject of an Event of Bankruptcy or is deceased or disabled, or (c) as to which a continuing condition that with notice or the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of such Student Loan (other than payment defaults continuing for a period of not more than 270 days.)

                  "Deferment" means the period permitted by the Higher Education Act and the policies of the applicable Guarantor as being a period during which a borrower under a Student Loan may postpone making payments of principal and/or interest.

                  "Department of Education" means the United States Department of Education, or any other officer, board, body, commission or agency succeeding to the functions thereof under the Higher Education Act.

                  "Early Amortization Event" means the occurrence of any one of the following events which has not been remedied to the satisfaction of the Facility Agent within five Business Days (a) the outstanding Principal Balance of Financed Loans constituting Proprietary Loans, computed as a percentage of the Principal Balance of all Financed Loans, exceeds 20%; (b) the outstanding Principal Balance of unsubsidized Stafford Loans in either "enrolled" or "grace" status, computed as a percentage of the Principal Balance of all Financed Loans, exceeds 60%; (c) the outstanding Principal Balance of Financed Loans that are thirty (30) or more days delinquent, computed as a percentage of the Principal Balance of all Financed Loans in "repayment status", exceeds 23%; (d) the outstanding Principal Balance of Financed Loans in "claim" status, computed as a percentage of the Principal Balance of all Financed Loans in "repayment status", exceeds 20%; or (e) the outstanding Principal Balance of Financed Loans in "claim" status, computed as a percentage of the Principal Balance of Financed Loans in "repayment" status, exceeds 15% on any two consecutive Settlement Dates. The Trustee shall not be deemed to have actual knowledge of an Early Amortization Event unless and until a Corporate Trust Officer of the Trustee has received written notification from the Facility Agent or the Borrower.

                  "Effectiveness Date" has the meaning specified in Section 3.03 hereof.

                  "Eligible Borrower" means a borrower who is eligible under the Higher Education Act to be the obligor of a loan for financing a program of education at an Eligible Institution, including a borrower who is eligible under the Higher Education Act to be an obligor of a loan made pursuant to Section 428A, 428B and 428C of the Higher Education Act.

                  "Eligible Institution" means (a) an institution of higher education, (b) a vocational school or (c) any other institution which, in all of the above cases, has been approved by the Department of Education and the applicable Guarantor.

                  "Eligible Lender" means any "eligible lender," as defined in the Higher Education Act, which has received an eligible lender designation from the Guarantor with respect to Guaranteed Loans.

                  "Eligible Lender Trust Agreement" means the Eligible Lender Trust Agreement dated as of April 28, 2003, between the Eligible Lender Trustee and the Borrower, as the same may be amended, supplemented or modified from time to time.

                  "Eligible Lender Trustee" means Wells Fargo Bank Minnesota, National Association, as Eligible Lender, and its successors, which may at any time be substituted in its place pursuant to this Agreement.

                  "Eligible Lender Trustee Fees" means the fees, expenses and charges of the Eligible Lender Trustee, including legal fees and expenses.

                  "Eligible Lender Trustee Guarantee Agreements" means, (i) the agreements for guarantee of Student Loans with federal reinsurance between the Eligible Lender Trustee and the following Guarantors: Massachusetts Higher Education Assistance Corporation; California Student Aid Commission; Connecticut Student Loan Foundation; Colorado Student Loan Program; Education Assistance Corporation; Educational Credit Management Corporation (TGAI); Finance Authority of Maine; Georgia Higher Education Assistance Commission; Great Lakes Higher Education Guaranty Corporation; Iowa College Student Aid Commission; Illinois Student Assistance Commission; Kentucky Higher Education Assistance Authority; Louisiana Office of Student Financial Assistance; Montana Guaranteed Student Loan Program; Michigan Higher Education Assistance Authority; Missouri Student Loan Program; Northwest Education Loan Association; New Jersey Office of Student Assistance; Nebraska Student Loan Program (National); State Higher Education Services Corporation (New York); Oklahoma Guaranteed Student Loan Program; Office of Student Financial Assistance; Florida Department of Education; Oregon State Scholarship Commission; Pennsylvania Higher Education Assistance Agency; Student Loan Guarantee Foundation of Arkansas; Texas Guarantee Student Loan Corporation; Tennessee Student Assistance Corporation; United Student Aid Funds and U.S. Office of Education (FISL) and (ii) any other guarantee or agreement issued by any Guarantor to the Eligible Lender Trustee, and any amendment to any of the foregoing entered into in accordance with the provisions thereof and hereof.

                  "Eligible Loan" means a Student Loan (or a beneficial or participation interest therein):

                  (a) which was originated or acquired by the Borrower (either directly or through a Participation Agreement) in the ordinary course of its business and was originated in the United States, its territories or possessions;

                  (b) that constitutes an account or payment intangible as defined in the UCC as in effect in the jurisdiction that governs the perfection of the interests of the Borrower therein and the perfection of the Trustee's interest therein under this Agreement;

                  (c)      the borrower for which is an Eligible Borrower;

                  (d) if such Student Loan is a subsidized Stafford Loan, such Student Loan qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments from the Department of Education; if such Student Loan is a Consolidation Loan, such Student Loan qualifies the holder thereof to receive Interest

Subsidy Payments and Special Allowance Payments from the Department of Education to the extent applicable; and if such Student Loan is a PLUS/SLS or an unsubsidized Stafford Loan, such Student Loan qualifies the holder thereof to receive Special Allowance Payments from the Department of Education to the extent applicable;

                  (e) at the time of purchase with proceeds from an Advance, is not a Defaulted Student Loan and has not been tendered at any time to any Guarantor for payment;

                  (f) that provides or, when the payment schedule with respect thereto is determined, will provide for payments on a periodic basis that will fully amortize the Principal Balance thereof by its maturity, as such maturity may be modified in accordance with applicable deferral and forbearance periods granted in accordance with applicable laws, including the Higher Education Act and any Guarantee Agreements, as applicable;

                  (g) that is denominated and payable only in United States dollars;

                  (h) that together with the related Student Loan Note therefor represents the genuine, legal, valid and binding payment obligation of the related borrower, enforceable by or on behalf of the holder thereof against such borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and similar laws relating to creditors' rights generally and subject to general principles of equity; and that has not been satisfied, subordinated or rescinded and no right of rescission, setoff, counterclaim or defense has been asserted or, to the knowledge of the Borrower, overtly threatened in writing with respect to such Student Loan;

                  (i) that (i) is the subject of a valid Guarantee Agreement with an eligible Guarantor; (ii) with respect to which the Borrower is not in default in any material respect in the performance of any covenants and agreements made in the applicable Guarantee Agreement; and (iii) with respect to which all amounts due and payable to the Department of Education or a Guarantor, as the case may be, have been paid in full;

                  (j) that (i) is the subject of a valid Servicing Agreement with a Servicer which, together with the Borrower and the Trustee, has executed and delivered a Custodian Agreement; (ii) with respect to which the Borrower is not in default in any material respect in the performance of any covenants and agreements made in the applicable Servicing Agreement; and (iii) with respect to which all amounts due and payable to the Servicer have been paid in full;

                  (k) the payment terms of which have not been altered or amended except in accordance with the Higher Education Act; and

                  (1) if such Student Loan is serviced by Great Lakes Educational Loan Services, Inc., the outstanding Principal Balance of which when added to the aggregate outstanding Principal Balance of all other Financed Loans serviced by Great Lakes

Educational Loan Services, Inc. shall not exceed 10% of the aggregate outstanding Principal Balance of all Financed Loans.

                  "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "ERISA Affiliate" means (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower; (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the
Code) with the Borrower or (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Borrower, any corporation described in clause (a) above or any trade or business described in clause (b) above.

                  "Escrow Account" means the special account created by Section 2.07A hereof.

                  "Event of Bankruptcy" shall be deemed to have occurred with respect to a Person if either:

                  (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

                  (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

                  "Event of Default" has the meaning assigned to that term in
Article VI hereof.

                   "Excess Coverage" means any amounts on deposit in the Collection Account which, if paid to the Borrower pursuant to Section 2.05(c)(xi) hereof, would not result in (a) an Asset Coverage Ratio of less than 103% or (b) cause the Net Revenue to be less than zero, as determined by the Valuation Agent.

                  "Facility Agent" means Royal Bank of Canada, a Canadian banking corporation, and its successors and assigns, in its capacity as agent of the Lender and the Alternate Lender hereunder, as agent of the Liquidity Facility Providers pursuant to the Liquidity Agreement and as agent of the Credit Support Providers pursuant to the Credit Support Agreement.

                  "Federal Reimbursement Contracts" means any agreement between any Guarantor and the Department of Education providing for the payment by the Department of Education of amounts authorized to be paid pursuant to the Higher Education Act, including but not necessarily limited to reimbursement of amounts paid or payable upon defaulted Financed Loans and other student loans Guaranteed by any Guarantor and federal Interest Subsidy Payments and Special Allowance Payments, if applicable, to holders of qualifying student loans guaranteed by any Guarantor.

                  "FFEL Program" means the Federal Family Education Loan Program authorized under the Higher Education Act, including Federal Stafford Loans authorized under Sections 427 and 428 thereof, Federal Supplemental Loans for Students authorized under Section 428A thereof, Federal PLUS Loans authorized under Section 428B thereof, Federal Consolidation Loans authorized under Section 428C thereof and Unsubsidized Stafford Loans authorized under Section 428H thereof.

                  "Financed Loans" means any Student Loans (or beneficial or participation interests therein) financed with Advances under this Agreement that were purchased by the Borrower from a Seller pursuant to a Student Loan Purchase Agreement.

                  "Fitch" means Fitch, Inc. (or its predecessor or successors in interest) if and so long as it has rated and is continuing to rate the CP of the Lender, and otherwise means such other nationally recognized statistical rating organization as may be designated by the Lender.

                  "GAAP" means generally accepted accounting principles as in effect from time to time in the United States.

                  "Governmental Authority" means the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Grant" or "Granted" means to pledge, create and grant a first priority security interest in and with regard to property free and clear of all Adverse Claims. A Grant of Financed Loans, other assets or of any other agreement includes all rights, powers and options (but none of the obligations) of the granting party thereunder.

                  "Guarantee" or "Guaranteed" means, with respect to a Student Loan, the insurance or guarantee by the Guarantor, in accordance with the terms and conditions of the Guarantee Agreement, of at least the minimum required by law of the principal of the Student Loan and the coverage of the Student Loan by the Federal Reimbursement Contracts providing, among other things, for reimbursement to the Guarantor for losses incurred by it on defaulted Student Loans insured or guaranteed by the Guarantor up to the minimum required by law of such losses.

                  "Guarantee Agreements" means the Federal Reimbursement Contracts, the Trustee Guarantee Agreements, the Eligible Lender Trustee Guarantee Agreements and any other similar guarantee or agreement issued by a Guarantor to the Trustee or the Eligible Lender Trustee, which pertain to Student Loans.

                  "Guarantee Program" means the Guarantor's student loan guarantee program pursuant to which the Guarantor guarantees or insures Student Loans.

                  "Guaranteed Loan" means an Eligible Loan which is Guaranteed.

                  "Guarantor" means any entity authorized to guarantee Student Loans under the Higher Education Act and with which the Trustee or the Eligible Lender Trustee maintains in effect a Guarantee Agreement.

                  "Higher Education Act" means Title IV, Parts B, F and G of the Higher Education Act of 1965, as amended or supplemented from time to time, and all regulations and guidelines promulgated thereunder.

                  "Higher SAP Differential" means, for each Higher SAP Loan, the difference between (i) the Special Allowance Payment actually received and (ii) an estimate of the Special Allowance Payments that would have been received had such Student Loan not qualified as a Higher SAP Loan (such estimate based on a methodology described in Exhibit L hereto or such other methodology reasonably acceptable to the Facility Agent).

                  "Higher SAP Loan" means a Student Loan (a) the acquisition of which was previously financed by the Borrower with the proceeds of tax-exempt bonds issued under a Covered Indenture and (b) which qualifies for Special Assistance Payments as calculated under the Department of Education regulation implementing Section 438(b)(l)(i) and (ii) of the Higher Education Act (20 U.S.C. 1087-1 (b)(l)(i) and (ii)), found at 34 C.F.R. 682.302.

                  "Indemnification Agreement" means the Indemnification Agreement, dated as of February 1, 2002, between Nelnet and the Original Borrower, as and amended by a First Amendment to Indemnification Agreement dated as of April 28, 2003, among Nelnet, the Borrower and the Original Borrower, for the benefit of the Borrower (as assignee of the Original Borrower) and the Secured Creditors, as amended, modified or supplemented pursuant to the terms thereof.

                  "Indemnified Amounts" has the meaning assigned to that term in
Article VIII hereof.

                  "Indemnity Payments" means any payment received by the Borrower pursuant to the Indemnification Agreement.

                  "Independent Director" means a Person who (a) is not a stockholder or other securityholder (whether direct, indirect or beneficial), customer or supplier of the Borrower or any of its Affiliates; (b) is not a director, officer, employee, former employee, Affiliate, member, manager or associate of the Borrower or any of its Affiliates (other than in its capacity as the Independent Director for the Borrower or any of its Affiliates); (c) is not related to any Person referred to in clauses (a) or (b); and (d) is not a trustee, conservator or receiver for the Borrower or any of its Affiliates (other than in its capacity as Independent Director for the Borrower or any of its Affiliates).

                  "Interest Period" means, for each Advance, the period commencing on the Advance Date of such Advance and ending on (but excluding) the Maturity Date of such Advance.

                  "Interest Subsidy Payments" means the interest subsidy payments on Student Loans received from the Department of Education pursuant to
Section 428 of the Higher Education Act or similar payments authorized by federal law or regulations.

                  "Investment" means, with respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding commission, travel and similar advances to officers, employees and directors made in the ordinary course of business.

                  "Lender" means Thunder Bay Funding Inc., a Delaware corporation, and its successors and assigns.

                  "Liabilities" means the sum of (a) the Outstanding Facility Amount, (b) all accrued Program Availability Fees, Program Usage Fees, the Alternate Interest Amounts and Liquidity Interest Amounts applicable thereto and
(c) any accrued and unpaid fees, including Custodian Fees, Liquidity Fees, Servicing Fees, Portfolio Administration Fees, Trustee Fees, Eligible Lender Trustee Fees and any other fees payable by the Borrower pursuant to the Transaction Documents, the Liquidity Agreement or the Credit Support Agreement.

                  "LIBOR" means for any Interest Period, the rate determined as of the second Business Day before the first day of such Interest Period for Eurodollar deposits of 30, 60 or 90 days as determined by the Facility Agent in consultation with the Borrower which appears on Telerate Page 3750 (as defined in the International Swaps and Derivatives Associations, Inc. 1991 Interest Rate and Currency Definitions) or such other page as may replace Telerate Page 3750.

                  "Liquidity Advances" means a loan to the Borrower assigned by the Lender to the Liquidity Facility Provider(s) pursuant to the Liquidity Agreement, including any Rollover Advances funded by the Liquidity Facility Provider(s) pursuant to the Liquidity Agreement.

                  "Liquidity Agreement" means the Liquidity Asset Purchase Agreement, dated as of February 14, 2002, between the Lender and Royal Bank of Canada, as the same has been and may be amended, restated, supplemented or otherwise modified from time to time hereafter.

                  "Liquidity Facility" means, individually or collectively, (a) the Liquidity Agreement and (b) any other such agreement entered into between the Lender and any Person providing liquidity support for the CP issued to finance the Financed Loans.

                  "Liquidity Facility Provider" means initially, Royal Bank of Canada, as the provider of the Commitment under the Liquidity Agreement, and it successors and assigns, and any other financial institutions having a short-term unsecured debt rating of at least "A-" "P-" and "F-l" by S&P, Moody's, and Fitch, respectively, as assignees of the Commitment of Royal Bank of Canada pursuant to the terms of the Liquidity Agreement, or otherwise providing all or a portion of the Liquidity Facility.

                  "Liquidity Fee" means fees payable to a Liquidity Facility Provider pursuant to the terms of its Liquidity Facility and any other fees or expenses of the Facility Agent or the Liquidity Facility Providers that the Borrower may from time to time agree to pay.

                  "Liquidity Interest Amount" means an amount, with respect to any Calculation Period, calculated by multiplying the average outstanding Liquidity Advances and Credit Support Advances for such Calculation Period by the weighted average Alternate Advance Rate for all Liquidity Advances and Credit Support Advances for such Calculation Period.

                  "Liquidity Termination Event" means the earliest to occur of the following: (a) any Liquidity Facility Provider then providing liquidity to the Lender has its rating lowered below "A-l" by S&P, "P-l" by Moody's or "F-l" by Fitch, unless a replacement Liquidity Facility Provider having ratings of at least "A-l" from S&P, "P-l" by Moody's and "F-l" by Fitch is substituted within 30 days of such downgrade; (b) any Liquidity Facility Provider shall fail to honor any of its payment obligations under the Liquidity Agreement; (c) the Liquidity Agreement shall cease for any reason to be in full force and effect or be declared null and void or (d) June 1, 2003 (unless such date is extended pursuant to the Liquidity Agreement).

                  "Loan Valuation Percentage" as determined by the Valuation Agent means (a) (i) the present value of the Net Revenue (using the Portfolio Characteristics and the Valuation Report Assumptions or the Advance Percentage Calculation Assumptions, as appropriate) divided by (ii) the outstanding Principal Balance of the

Student Loans to be financed and/or the Financed Loans, as the case may be; plus
(b) 100%.

                  "Material Adverse Effect" means a material adverse effect on:

                  (a)      the financial condition of the Borrower;

                  (b) the ability of the Borrower to perform its obligations under this Agreement or any other Transaction Document; or

                  (c) the status, existence, perfection, priority or enforceability of the interest in the Pledged Collateral.

                  "Maturity Date" means the specified maturity of each Advance, which, unless otherwise extended by mutual agreement between the Facility Agent and the Borrower, shall be the first Business Day of the calendar month following the calendar month in which such Advance was made.

                  "Maximum Advance Amount" means an amount equal to the sum of
(a) the Loan Valuation Percentage, multiplied by the aggregate outstanding Principal Balance of Eligible Loans proposed to be financed, and (b) accrued and unpaid interest, Interest Subsidy Payments and Special Allowance Payments on such Eligible Loans.

                  "Maximum Advance Percentage" means the rate, stated as a percentage, of the aggregate outstanding principal amount of the Eligible Loans financed or to be financed, as determined by the Valuation Agent, all as calculated by the Valuation Agent pursuant to Article III of the Valuation Agent Agreement. The Maximum Advance Percentage determined pursuant to any Advance Percentage Calculation Report or set forth in any Valuation Report shall remain in effect with respect to the applicable Financed Loans until the Advance Date immediately following the delivery of the next Valuation Report delivered pursuant to Section 5.12 hereof.

                  "Maximum Facility Amount" means, at any time, $450,000,000 as such amount may be adjusted from time to time pursuant to Section 2.03 hereof; provided, however, that at all times on or after the termination of the Revolving Period, the "Maximum Facility Amount" shall mean the Outstanding Facility Amount.

                  "Minimum Asset Coverage Requirement" means an Asset Coverage Ratio of 100.25%.

                  "Monthly Report" means a report, in substantially the form of Exhibit E hereto prepared by the Portfolio Administrator and approved and furnished by the Borrower to the Trustee, the Valuation Agent and the Facility Agent.

                  "Moody's" means Moody's Investors Service, Inc. (or its predecessor or successors in interest) if and so long as it has rated and is continuing to rate the CP of the Lender, and otherwise means such other nationally recognized statistical rating organization as may be designated by the Lender.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001 (a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by the Borrower or any ERISA Affiliate on behalf of its employees.

                  "Nelnet" means Nelnet, Inc., a Nevada corporation, and its successors and assigns.

                  "Net Revenue" means the projected net income to be received from the Eligible Loans to be financed and/or the Financed Loans, as the case may be, after taking into account financing costs, loan defaults and delinquencies, fees and other charges, all as set forth in the Valuation Report Assumptions.

                  "Notice of Release" means a notice of release of security interest in a Financed Loan in substantially the form of Exhibit K hereto.

                  "Obligations" means all present and future indebtedness and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or 'to become due) of the Borrower to the Lender, the Alternate Lender, the Liquidity Facility Providers, the Credit Support Providers, the Trustee, the Eligible Lender Trustee and/or any other Person, arising under or in connection with this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby and shall include, without limitation, all liability for principal of and interest on the Advances, closing fees, unused line fees, audit fees, expense reimbursements, indemnifications, and other amounts due or to become due under the Transaction Documents, including, without limitation, interest, fees and other obligations that accrue after the commencement of an insolvency proceeding (in each case whether or not allowed as a claim in such insolvency proceeding).

                  "Obligor" means a Person obligated to make payments with respect to a Student Loan including the student, the Guarantors and the Department of Education.

                  "Original Borrower" means NELnet Student Loan Warehouse Corporation-1, a Nevada corporation.

                  "Other Assets" means any assets (or interests therein) (other than the Pledged Collateral) conveyed or purported to be conveyed by the Borrower to another Person or Persons other than the Trustee for the benefit of the Secured Creditors, whether by way of a sale, capital contribution or by virtue of the granting of a lien.

                  "Outstanding Facility Amount" means at any time the aggregate principal amount of outstanding Advances made to the Borrower under this Agreement.

                  "Participation Agreement" means a participation agreement between the Borrower and a Seller, substantially in the form attached as Exhibit H hereto, for the purchase of participation interests in Eligible Loans.

                  "Payment Account" means the following:

                  Bank Name:                 Bankers Trust Company
                  ABA Number:                #021-001-033
                  Account Name:              Thunder Bay Funding Inc.
                  Account Number:            003-63-610
                  Attention:                 Kim Sukdeo (212) 250-6918.

                  "Permitted Investments" means (a) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of no more than 90 days from the date of acquisition; (b) time deposits and certificates of deposit having maturities of no more than 90 days from the date of acquisition, maintained with or issued by any commercial bank having capital and surplus in excess of $500,000,000 and having a short-term rating not less than "A-l" or the equivalent thereof from S&P, not less than "P-l" or the equivalent thereof from Moody's and, if rated by Fitch, not less than "F-l" or the equivalent thereof from Fitch; (c) repurchase obligations for underlying securities of the types described in clauses (a) or (b) above with a term of not more than ten days and maturing no later than 90 days after the date of acquisition; (d) commercial paper (other than CP) maturing within 90 days after the date of acquisition and having a rating of not less than "A-l" or the equivalent thereof from S&P, not less than "P-l" or the equivalent thereof from Moody's and if rated by Fitch, not less than "F-l" or the equivalent thereof from Fitch; (e) freely redeemable shares in money market funds having a rating of "AAA-m" or "AAAM-G" from S&P, "Aaa" from Moody's and, if rated by Fitch, "AAA" from Fitch; and (f) any other investment approved in writing by the Facility Agent.

                  "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, government (or any agency or political subdivision thereof) or other entity.

                  "Pledged Collateral" has the meaning specified in Section 2.10 hereof.

                  "PLUS/SLS" means a Student Loan originated under the authority set forth in Section 428 A or B (or a predecessor section thereto) of the Higher Education Act and shall include Student Loans designated as "PLUS Loans" or "SLS Loans," as defined, under the Higher Education Act.

                  "Portfolio Administration Fee" means, for each Calculation Period, a per annum fee payable monthly in arrears equal to 0.45% on the average outstanding Principal Balance of the Financed Loans during such Calculation Period and paid to the Portfolio Administrator.

                  "Portfolio Administrator" means Nelnet or its successors and assigns.

                  "Principal Balance" means, with respect to any Student Loan or any Financed Loan and any specified date, the original principal amount of such Student Loan or Financed Loan, plus capitalized interest thereon, if any, minus prior payments of principal by or on behalf of the Obligor of such Student Loan or Financed Loan as of such date.

                  "Program Availability Fees" means, for any Calculation Period, an amount calculated by multiplying the unused portion of this Agreement (being the Maximum Facility Amount less the average outstanding Advances for such Calculation Period) by an annual rate equal to 0.165% per annum. The Program Availability Fees shall be computed on the basis of the actual number days in such Calculation Period and assuming a 360 day year.

                  "Program Usage Fees" means, for any Calculation Period, an amount calculated by multiplying the average outstanding Regular CP Advances for such Calculation Period by an annual rate equal to the sum of (a) the weighted average CP Rate for all Regular CP Advances during such Calculation Period and
(b) 0.28%. The Program Usage Fees shall be computed on the basis of the actual number days in such Calculation Period and assuming a 360 day year.

                  "Proprietary Institution" means a for-profit vocational school, including a proprietary institution.

                  "Proprietary Loan" means a loan made to or for the benefit of a student attending a Proprietary Institution.

                  "Quarterly Valuation Date" means the fourth Business Day preceding each Settlement Date occurring in the months of March, June, September and December.

                  "Records" means all documents, books, records, Student Loan Notes and other information (including without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to Financed Loans or otherwise in respect of the Pledged Collateral.

                  "Regular Advance" means a Regular Bank Advance or a Regular CP Advance.

                  "Regular Bank Advance" means a loan made to the Borrower funded by the Alternate Lender, including any Special Advances or Rollover Advances funded by the Alternate Lender.

                  "Regular CP Advance" means a loan made to the Borrower funded by the Lender with CP, including any Special Advances or Rollover Advances funded by the Lender with CP.

                  "Regulatory Change" means, relative to any Affected Party:

                  (a) after the date of this Agreement, any change in, or the adoption, implementation, change in phase-in or commencement or effectiveness of, any:

                  (i) United States federal or state law or foreign law applicable to such Affected Party;

                  (ii) regulation, interpretation, directive, requirement or request (whether or not having the force of law) applicable to such Affected Party of (A) any court, governmental authority charged with the interpretation or administration of any law referred to in clause (a)(i) above or of (B) any fiscal, monetary or other authority having jurisdiction over such Affected Party; or

                  (iii) generally accepted accounting principles or regulatory accounting principles applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, requirement or request referred to in clause (a)(i) or (a)(ii) above; or

                  (b) any change after the date of this Agreement in the application to such Affected Party of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (a)(i), (a)(ii) or (a)(iii) above.

                  "Requested Advance Amount" means the amount of the Advance that is requested by the Borrower, not to exceed the Maximum Advance Amount.

                  "Requested Advance Percentage" means the rate, stated as a percentage, of the aggregate Principal Balance of the Eligible Loans to be financed by an Advance that is requested by the Borrower, not to exceed the Maximum Advance Percentage.

                  "Revolving Period" means the period commencing on the Closing Date and terminating on the earlier of (a) Termination Date and (b) the date of any Liquidity Advance or any Credit Support Advance; provided, however, that so long as no Event of Default or an event which with the lapse of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and be continuing, the Revolving Period may be reinstated at any time prior to the occurrence of the Termination Date with the consent of the Facility Agent.

                  "Rollover Advance" means a Regular Advance, a Credit Support Advance or a Liquidity Advance, the funding of which would not and does not have the effect of increasing the Outstanding Facility Amount.

                  "S&P" means Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. (or its predecessor or successors in interest) if and so long as it has rated and is continuing to rate the CP of the Lender, and otherwise means such other nationally recognized statistical rating organization as may be designated by the Lender.

                  "Schedule of Purchased Student Loans" means a listing of certain Financed Loans of the Borrower delivered to and held by the Trustee pursuant to Section 3.02(a) hereof and to the Facility Agent pursuant to Section 5.01(c)(vii) hereof (which Schedule may be in the form of microfiche or computer file or other medium acceptable to the Facility Agent or the Trustee, as applicable), as from time to time amended, supplemented, or modified, which Schedule delivered to the Trustee shall be the master list of all Financed Loans then compromising a part of the Pledged Collateral pursuant to this Agreement.

                  "Secured Creditors" means, (a) to the extent there are Regular CP Advances outstanding hereunder, the Lender, (b) to the extent there are Regular Bank Advances outstanding, the Alternate Lender, (c) to the extent there are Liquidity Advances outstanding, the Liquidity Facility Providers which have funded the Liquidity Advances and (d) to the extent there are Credit Support Advances outstanding, the Credit Support Providers which have funded the Credit Support Advances.

                  "Sellers" means any entity which sells Eligible Loans or participation interests in Eligible Loans to the Borrower pursuant to the terms of a Student Loan Purchase Agreement.

                  "Servicer" means, individually or collectively, (a) NELnet Loan Services, Inc., (b) Sallie Mae Servicing L.P., (c) Great Lakes Educational Loan Services, Inc., (d) Pennsylvania Higher Education Assistance Agency and (e) any other organization with which the Borrower has entered into a Servicing Agreement with respect to Eligible Loans, with the prior written approval of the Facility Agent; provided, however, Sallie Mae Servicing L.P., Great Lakes Educational Loan Services, Inc. and Pennsylvania Higher Education Assistance Agency shall not service any Financed Loans until the Facility Agent has approved in writing its respective Servicing Agreement.

                  "Servicer Event of Default" means (a) any Servicer shall fail in any material respect to perform or observe any term, covenant or agreement that is an obligation of such Servicer under its Servicing Agreement (other than as referred to in clause (b) below) and such failure continues unremedied for 10 days after (i) written notice thereof shall have been given by the Borrower or the Trustee to the Borrower or the Servicer or (ii) the Servicer has actual knowledge thereof; (b) any Servicer shall fail to make any payment or deposit to be made by it under its Servicing Agreement when due and such failure shall remain unremedied for three Business Days; (c) any representation or warranty made or deemed to be made by any Servicer (or any of its officers) under or in connection with its Servicing Agreement or any information or report delivered pursuant to its Servicing Agreement shall prove to have been false or incorrect in any material respect when made; (d) an Event of Bankruptcy shall have occurred with respect to a Servicer; (e) (i) any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings (whether or not existing at the time of the execution hereof) not disclosed in writing by the Borrower to the Facility Agent prior to the execution and delivery of this Agreement is pending against a Servicer or any of its Affiliates at the time execution hereof; or (ii) any material development not so disclosed has occurred in any such litigation or proceedings so disclosed, which in the case of clause (i) or (ii) above, in the opinion of the Facility Agent, has a material adverse effect on the ability of such Servicer to perform its obligations under its Servicing Agreement.

                  "Servicing Agreement" means, individually or collectively, (a) the Servicing Agreement, dated as of April 28, 2003, between the Borrower (as assignee of the Original Borrower) and NELnet Loan Services, Inc.; (b) the UNIPAC Service Corporation Guaranteed Student Loan Program Servicing Agreement dated as of December 1, 1996, as amended, among the Borrower, the Servicer and NEBHELP Capital Services, Inc.; and with the prior written consent of the Facility Agent, any other servicing agreement between the Borrower and any Servicer, as any such agreement may be amended or supplemented from time to time with the prior written consent of the Facility Agent, under which the respective Servicer agrees to administer and collect the Financed Loans.

                  "Servicing Fees" means any fees payable by the Borrower to a Servicer with respect of servicing Financed Loans pursuant to the provisions of its Servicing Agreement, including legal fees and expenses.

                  "Settlement Date" means the first Business Day of each month.

                  "Solvent" means, at any time, a condition under which:

                  (a) the fair value and present fair saleable value of such Person's total assets is, on the date of determination, greater than such Person's total liabilities (including contingent and unliquidated liabilities) at such time;

                  (b) the fair value and present fair saleable value of such Person's assets is greater than the amount that will be required to pay such Person's probable liability on its existing debts as they become absolute and matured ("debts," for this purpose, includes all legal liabilities, whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent);

                  (c) such Person is and shall continue to be able to pay all of its liabilities as such liabilities mature; and

                  (d) such Person does not have unreasonably small capital with which to engage in its current and in its anticipated business.

                  For purposes of this definition:

                           (i) the amount of a Person's contingent or unliquidated liabilities at any time shall be that amount which, in light of all the facts and circumstances then existing, represents the amount which can reasonably be expected to become an actual or matured liability;

                           (ii) the "fair value" of an asset shall be the amount which may be realized within a reasonable time either through collection or sale of such asset at its regular market value;

                           (iii) the "regular market value" of an asset shall be the amount which a capable and diligent business person could obtain for such asset from an interested buyer who is willing to purchase such asset under ordinary selling conditions; and

                           (iv) the "present fair saleable value" of an asset means the amount which can be obtained if such asset is sold with reasonable promptness in an arms-length transaction in an existing and not theoretical market.

                  "Special Advance" means an Advance for the purpose of acquiring Eligible Loans on an Advance Date other than a Settlement Date, the principal amount of which Advance shall not exceed (i) the aggregate principal amount of the Eligible Loans being purchased with such Advance, plus (ii) accrued and unpaid interest and Special Allowance Payments on such Eligible Loans.

                  "Special Allowance Payments" means special allowance payments authorized to be made by the Department of Education by Section 438 of the Higher Education Act, or similar allowances authorized from time to time by federal law or regulation.

                  "Special Valuation Date" means any date within 7 days after the receipt of a written request for a Valuation Report or an Asset Coverage Report from the Portfolio Administrator or the Facility Agent.

                  "Stafford Loan" means a loan made to an Eligible Borrower designated as such that is made under the Robert T. Stafford Student Loan Program in accordance with the Higher Education Act.

                  "Stock" means all shares, options, general or limited partnership interests, limited liability membership interests, or other equivalents (regardless of how designated), participation or other equivalents (however designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting, including, without limitation, common stock, warrants, preferred stock, convertible debentures or any other equity security, and all agreements, instruments and documents convertible, in whole or in part, into any one or more of all of the foregoing.

                  "Student Loan" means a Consolidation Loan, a PLUS/SLS Loan, a Stafford Loan or a Proprietary Loan.

                  "Student Loan Notes" means the promissory notes or other writings evidencing the Student Loans.

                  "Student Loan Purchase Agreement" means either (a) a student loan purchase agreement between the Borrower and a Seller, substantially in the form attached as Exhibit A hereto, for the purchase of Eligible Loans or (b) a Participation Agreement.

                  "Termination Date" means the earliest to occur of (a) June 1, 2005 (unless such date is extended pursuant to Section 2.16 hereof); (b) such other date as may be agreed in writing by the Facility Agent and the Borrower;
(c) the date of termination of the Maximum Facility Amount pursuant to Section
2.03 hereof; (d) the date of the declaration or automatic occurrence of the Termination Date pursuant to Article VI hereof; (e) the occurrence of the Alternate Lender Termination Date or any Liquidity Termination Event; and (f) the occurrence of an Early Amortization Event.

                  "Transaction Documents" means, collectively, this Agreement, the Valuation Agent Agreement, the Indemnification Agreement, all Servicing Agreements, all Custodian Agreements, all Student Loan Purchase Agreements, all Guarantee Agreements, the Eligible Lender Trust Agreement and all other instruments, documents and agreements executed in connection with any of the foregoing.

                  "Treasury Regulations" means any regulations promulgated by the Internal Revenue Service interpreting the provisions of the Code.

                  "Trigger Rate" means, as to any Guarantor, such Guarantor's default rate as defined in Section 428(c)(l)(B) of the Higher Education Act.

                  "Trustee" means Zions First National Bank, Denver, Colorado, a national banking association, and its successor or successors and any other corporation which may at any time be substituted in its place pursuant to this Agreement.

                  "Trustee Fees" means the fees, expenses and charges of the Trustee, including legal fees and expenses.

                  "Trustee Guarantee Agreement" means, collectively, (i) the agreements for guarantee of Student Loans with federal reinsurance between the Trustee and the following Guarantors: Nebraska Student Loan Program, Inc.; United Student Aid Funds; Colorado Student Loan Program; Great Lakes Higher Education Guaranty Corporation; Education Assistance Corporation; Kentucky Higher Education Assistance Authority; Educational Credit Management Corporation; Oklahoma Guaranteed Student Loan Program; Texas Guaranteed Student Loan Program; and Student Loan Guarantee Foundation of Arkansas, Inc.; and (ii) any other guarantee or agreement issued by any Guarantor to the Trustee, and any amendment any of the foregoing entered into in accordance with the provisions thereof and hereof.

                  "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

                  "United States" means the United States of America.

                  "Valuation Agent" means RBC Dain Rauscher Inc., or any other entity appointed as Valuation Agent by the Borrower and approved by the Facility Agent, which approval shall not be unreasonably withheld.

                  "Valuation Agent Agreement" means the Valuation Agent Agreement, dated as of February 1, 2002, and amended as of April 28, 2003, among the Borrower (as assignee of the Original Borrower), the Lender, the Alternate Lender, the Facility Agent and the Valuation Agent and any other valuation agent agreement in the form attached as Exhibit B hereto among the Borrower, the Lender, the Alternate Lender, the Facility

Agent and the Valuation Agent, as any such agreement may be amended or supplemented from time to time with the prior written consent of the Facility Agent.

                  "Valuation Date" means (a) each Quarterly Valuation Date and
(b) each Special Valuation Date.

                  "Valuation Report" means a report furnished by the Valuation Agent to the Portfolio Administrator, the Facility Agent and the Borrower pursuant to Section 5.12(a) hereof, the form of which is attached as Exhibit B to the Valuation Agent Agreement. The Maximum Advance Percentage shall remain in effect until the Advance Date immediately following the delivery of the next Valuation Report delivered pursuant to Section 5.12 hereof.

                  "Valuation Report Assumptions" means the cash flow and related assumptions set forth in Exhibit E to the Valuation Agent Agreement.

                  Section 1.02. Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York and not specifically defined herein, are used herein as defined in such Article 9.

                  Section 1.03. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

                                   ARTICLE IA

                          SALE OF PLEDGED COLLATERAL:
                           ASSIGNMENT AND ASSUMPTIONS

                  Section 1.01 A. Sale of Pledged Collateral.

                  (a) In consideration of the payment of $270,002,326.69 (which payment may be received in the form of an assumption by the Borrower of the Original Borrower's obligation to repay Advances under this Agreement) by the Borrower to the Original Borrower and the assumption by the Borrower provided for in Section 1.02A hereof, the receipt and sufficiency of which are hereby acknowledged, effective on the Effectiveness Date, the Original Borrower hereby sells, assigns, conveys, grants and transfers to the Borrower, without recourse, the Pledged Collateral. The Borrower hereby accepts the foregoing sale and assignment. Following the sale of the Pledged Collateral, legal title to the Financed Loans (both those sold and those to be acquired by the Borrower hereafter) will be held by the Eligible Lender Trustee.

                  (b) From and after the Effectiveness Date, (i) the Borrower shall assume all of the duties and obligations relating to the Pledged Collateral and (ii) the Original Borrower shall relinquish its rights and be released from its duties with respect to the Pledged Collateral.

                  (c) The Original Borrower represents and warrants to the Borrower that the Pledged Collateral is free and clear of any security interest, lien, charge, pledge, equity or encumbrance of any Person claiming through or under the Original Borrower, other than the lien created by this Agreement, the rights and obligations with respect to which are assigned pursuant to Section 1.02A.

                  (d) As of the Effectiveness Date, the Lender, the Alternate Lender, the Facility Agent and the Trustee hereby consent to such sale.

                  (e) The Borrower and the Original Borrower intend that the sale and transfer made under this Article IA shall constitute a sale and not a loan. The Original Borrower shall indicate on its records the sale of the Pledged Collateral. In the event, however, that a court of competent jurisdiction were to hold that the transaction provided for in this Article IA constitutes a loan and not a sale, it is the intention of the Borrower and the Original Borrower that this Agreement shall constitute a security agreement under applicable law and that the Original Borrower shall be deemed to have granted to the Borrower a first priority security interest in such Pledged Collateral to secure the obligations of the Original Borrower to repay the amounts deemed to be a loan.

                  Section 1.02A Assignment and Assumption.

                  (a) In consideration of the Borrower's acceptance of the obligations of the Original Borrower under this Agreement and the other Transaction Documents the sufficiency of which is hereby acknowledged, effective on the Effectiveness Date, the Original Borrower hereby assigns to the Borrower, without recourse, and the Borrower hereby accepts and assumes all of the Original Borrower's rights and obligations under this Agreement and the other Transaction Documents.

                  (b) From and after the Effectiveness Date, (i) the Borrower shall be a party to and be bound by all of the terms of this Agreement and the other Transaction Documents and shall have the rights and obligations (including, without limitation, with respect to Advances and the pledge of Student Loans financed hereunder) of the Borrower thereunder and (ii) the Original Borrower shall relinquish its rights and be released from its obligations under this Agreement and the other Transaction Documents.

                  (c) As of the Effectiveness Date, the Lender, the Alternate Lender and the Facility Agent hereby consent to such assignment and assumption.

                                   ARTICLE II

                                  THE FACILITY

                  Section 2.01. Advances. On the terms and conditions hereinafter set forth, the Alternate Lender agrees to make, and the Lender may, in its sole discretion make, Advances to the Borrower from time to time up to an aggregate principal amount outstanding at any one time not to exceed the Maximum Facility Amount in effect at the time of such Advance. In addition to the other terms and conditions hereinafter set forth, the Lender will not be obligated or committed to make any Regular CP Advance and shall not make any such Advance (a) unless the amount available for drawing by the

Lender under the Liquidity Facilities from Liquidity Facility Providers shall equal or exceed 102% of the aggregate amount of the principal due on the Outstanding Facility Amount (including any requested Advance) to the Lender; (b) if the Lender is unable for any reason to raise funds in the United States commercial paper market to make such Advances; (c) if the Lender, in good faith, determines there is a general disruption in the United States commercial paper market or the Lender's ability to access the commercial paper market; or (d) if any Liquidity Facility Provider fails to honor its payment obligations under its Liquidity Facility. Within the limits set forth in this Section and the other terms and conditions of this Agreement, during the Revolving Period, the Borrower may borrow, prepay and reborrow under this Section, hi addition, the aggregate principal amount of any Advance, which is not a Rollover Advance, during the Revolving Period shall not exceed the Maximum Advance Amount. All Advances hereunder shall be denominated in and be payable in United States dollars. All then outstanding Advances and other Obligations hereunder shall be due and payable on June 1, 2005 (unless such date is extended pursuant to Section 2.16 hereof) or such earlier date as provided in Article VI hereof. The obligation of the Alternate Lender to make Advances hereunder shall expire on the Alternate Lender Termination Date.

                  Section 2.02. The Initial Advance and Subsequent Advances.

                  (a) Any Advances made by the Lender or the Alternate Lender during the Revolving Period will be made on a Settlement Date (unless otherwise agreed by the Borrower and the Facility Agent or such Advance is a Special Advance) at the request of the Borrower, subject to and in accordance with the terms and conditions of Section 2.01 hereof and this Section. In addition, during the Revolving Period, the Borrower may request up to eight (8) Special Advances in each calendar month for the purpose of acquiring additional Student Loans; provided, however, that no Special Advances may be requested to be made on the four Business Days preceding any Settlement Date. After the Revolving Period, the Lender and the Alternate Lender shall make only Rollover Advances on a Settlement Date (unless otherwise agreed by the Borrower and the Facility Agent) at the request of the Borrower, subject to and in accordance with the terms and conditions of Section 2.01 hereof and this Section, solely to the extent necessary to refund any maturing Advances.

                  (b) Subject to satisfaction of the conditions precedent set forth in this Agreement, the Borrower may request an Advance hereunder by giving written notice to the Lender, with a copy to the Trustee, in the form of Exhibit C hereto not later than 12:00 noon, Eastern time, at least three Business Days' prior to the proposed Advance Date; provided; however, that in the case of a Special Advance, such written notice to the Lender, with a copy to the Trustee, in the form of Exhibit D hereto need only be given not later than 12:00 noon, Eastern time, on the Business Day prior to the proposed Advance Date. Each such notice shall specify (i) the aggregate amount of such Advance, which shall be in an amount equal to or greater than $1,000,000, (ii) the Advance Date (which may only be a Settlement Date unless otherwise agreed by the Borrower and the Facility Agent or unless such Advance is a Special Advance),
(iii) if the Advance to be made is a Regular Bank Advance, a Liquidity Advance or a Credit Support Advance, the applicable Alternate Advance Rate for such Advance and (iv) the Requested Advance

Percentage, if applicable to the Advance, and the Requested Advance Amount (which shall not be greater than the aggregate principal amount of the Eligible Loans to be financed plus accrued and unpaid interest and Special Allowance Payments on such Eligible Loans if such Advance constitutes a Special Advance). On the Advance Date, the Alternate Lender shall and the Lender, in its sole discretion, may upon satisfaction of the applicable conditions set forth in this Agreement, make available to the Borrower in same day funds, the amount of such Advance by payment to the account which the Borrower has designated in writing.

                  (c) Except as otherwise provided in Article VIII hereof or elsewhere herein, principal and accrued Program Availability Fees, Program Usage Fees, Alternate Interest Amounts and Liquidity Interest Amounts on the Advances shall be payable solely from the Pledged Collateral and from payments made or owing pursuant to the "Collateral Calls" made in accordance with Section
5.15 hereof. The Advances plus accrued Program Availability Fees, Program Usage Fees, Alternate Interest Amounts and Liquidity Interest Amounts shall be paid at the times specified in Section 2.13 hereof and may not be prepaid in whole or in part on any day other than the applicable Maturity Date without the consent of the Facility Agent.

                  (d) If as a result of a draw under the Liquidity Agreement or the Credit Support Agreement a Regular CP Advance shall become a Liquidity Advance or a Credit Support Advance on any day other than the first day of an Interest Period, the Alternate Advance Rate applicable to such Advance for the remainder of such Interest Period shall be the Alternate Advance Rate.

                  (e) Upon the occurrence and continuation of an Early Amortization Event, no Advances will be made to the Borrower for the purpose of purchasing additional Student Loans unless the Facility Agent, in its sole discretion, determines to have such Early Amortization Event not cause the Termination Date.

                  Section 2.03. Termination or Reduction of the Maximum Facility Amount. The Borrower may, upon at least 60 days' written notice to the Facility Agent (i) at any time, but only after the first anniversary of the Closing Date or (ii) at any time prior to the first anniversary of the Closing Date if the Facility Agent shall fail to respond (whether affirmatively or negatively) to any written request for a waiver, amendment or modification to any of the prohibitions set forth in any of Section 5.01(j), 5.04, 5.05, 5.06, 5.09 or 5.11 hereof within 30 days after the Facility Agent's receipt of such request, terminate in whole or reduce in part the portion of the Maximum Facility Amount that exceeds the Outstanding Facility Amount; provided, however, that each partial reduction of the Maximum Facility Amount shall be in an aggregate amount equal to $5,000,000 or an integral multiple thereof.

                  Section 2.04. Collection Account. On or prior to the date hereof, the Borrower shall establish and maintain, or cause to be established and maintained, the Collection Account. The Collection Account shall be maintained as a segregated trust account in the trust department of the Trustee, and shall be under the sole dominion and control of, and in the name of, the Trustee. Any Collections (other than the Higher SAP

Differentials, if any) received by the Borrower, the Trustee, the Eligible Lender Trustee, the student loan depositaries or co-depositaries, the Custodians, the Sellers or the Servicers, or any agent thereof, as the case may be, are to be transmitted to the Collection Account within two Business Days of receipt. The Borrower shall direct the Eligible Lender Trustee and each Servicer, Seller, Custodian, student loan depository or co-depositories, or agent thereof, to transmit any Collections (other than Higher SAP Differentials, if any) it receives with respect to the Financed Loans directly to the Trustee for deposit to the Collection Account. Any Advances deposited to the Collection Account shall be deposited into a separate account established within the Collection Account (the "Collection Advance Subaccount"). Funds on deposit in the Collection Account may be invested from time to time in Permitted Investments in accordance with Section 2.08 hereof. The Trustee shall apply funds on deposit in the Collection Account as described in Section 2.05 hereof. The Trustee shall transfer from time to time moneys from the Escrow Account to the Collection Account upon the written direction of the Borrower and the approval of such direction by the Facility Agent, as provided in Section 2.07B(d).

                  Section 2.05. Transfers from Collection Account.

                  (a) On each date on which any principal or interest is due with respect to any Advance, the Trustee shall promptly apply moneys held in the Collection Account to pay to the Facility Agent the accrued and unpaid Program Availability Fees, Program Usage Fees, Alternate Interest Amounts, Liquidity Interest Amounts and principal amounts then due and owing as directed in writing by the Borrower.

                  (b) On each Calculation Date, the Borrower shall cause the Portfolio Administrator to prepare the Monthly Report and shall provide or cause to be provided to the Portfolio Administrator all information necessary or appropriate to accurately prepare such Monthly Report, all calculations, unless otherwise specified, to be made as of the end of the current Calculation Period, and cause the Portfolio Administrator to forward such Monthly Report to the Trustee, the Facility Agent and the Valuation Agent.

                  (c) The Trustee, on each Settlement Date, shall apply the moneys held by the Trustee in the Collection Account as directed by the Borrower pursuant to the Monthly Report received by the Trustee, on which the Trustee may conclusively rely, on such Settlement Date, in the following priority:

                  (i) pay to each Servicer and Custodian an amount equal to the Servicing Fee and Custodian Fee which is accrued and unpaid as of the close of business on the last day of the immediately preceding Calculation Period; provided; however, the Borrower hereby certifies that no Servicer which is an Affiliate of Nelnet shall be paid from any moneys on deposit in the Collection Account which were derived from a payment made pursuant to the Indemnification Agreement on behalf of such Servicer and the Borrower agrees not to direct the Trustee to make any such payment;

                  (ii) pay to the Facility Agent an amount equal to the accrued and unpaid Program Availability Fees, Program Usage Fees, Alternate Interest Amounts and Liquidity Interest Amounts which are accrued and unpaid as of the close of business on the last day of the immediately preceding Calculation Period;

                  (iii) pay to the Facility Agent an amount equal to the maturing principal of all Advances, net of any new Rollover Advances, in each case, due and owing as of such Settlement Date;

                  (iv) pay to the Facility Agent an amount equal to all Liquidity Fees and other Obligations due and owing to the Lender, the Alternate Lender, the Liquidity Facility Providers or the Credit Support Providers as of such Settlement Date;

                  (v) pay to the Trustee and the Eligible Lender Trustee an amount equal to the Trustee Fee and the Eligible Lender Trustee Fee, if any, which is accrued and unpaid as of the close of business on the last day of the immediately preceding Calculation Period;

                  (vi) transfer to the Cash Reserve Account the amount, if any, necessary to restore the Cash Reserve Account to the Cash Reserve Requirement;

                  (vii) pay to the Portfolio Administrator the Portfolio Administration Fee which is accrued and unpaid as of the close of business on the last day of the immediately preceding Calculation Period;

                  (viii) pay to the Facility Agent, amounts designated by the Borrower to reduce the amount of outstanding Advances;

                  (ix) pay any other Obligations which are accrued and unpaid as of the close of business on the last day of the immediately preceding Calculation Period with respect to the Financed Loans to the Person owed such Obligation;

                  (x) pay as directed by the Borrower, an amount equal to the estimated taxes owed by the Borrower that are payable prior to the next Settlement Date and not previously paid, which relate to the net income of the Borrower realized on the Financed Loans and other assets in the Pledged Collateral; and

                  (xi) transfer to the Borrower (at the request of the Portfolio Administrator pursuant to a Cash Release Certificate in the form attached as Exhibit F hereto), on any Settlement Date following a Quarterly Valuation Date, any amounts representing Excess Coverage; provided, however, that upon the occurrence and continuation of an Early Amortization Event or an Event of Default, no Excess Coverage shall be released to the Borrower without the written consent of the Facility Agent. The Trustee shall not be deemed to have actual knowledge of an Early Amortization Event or an Event of Default unless and until a Corporate Trust Officer of the Trustee has received written notification from the Facility Agent or the Borrower.

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

                  (d) Any moneys allocated to the payment of Trustee Fees, the Eligible Lender Trustee Fees, Liquidity Fees, Portfolio Administration Fees, Servicing Fees, Custodian Fees, Advances, Program Availability Fees and Program Usage Fees on Regular Advances, Alternate Interest Amounts, Liquidity Interest Amounts and other Obligations pursuant to this Section shall be transferred to the applicable payee, to the extent such Obligations are then due and payable as directed by a written direction of the Borrower to the Trustee,

                  (e) Any Advances deposited to the Collection Advance Subaccount shall be disbursed pursuant to a written direction of the Borrower to the Trustee for the purpose of purchasing or financing Eligible Loans or repaying Advances. The Trustee shall make the foregoing transfers in accordance with this Section and may conclusively rely upon the written instructions received from the Borrower without any duty to determine or examine the same.

                  Section 2.06. Cash Reserve Account. On or prior to the date hereof, the Borrower shall establish and maintain, or cause to be established and maintained, the Cash Reserve Account. The Cash Reserve Account shall be maintained in a segregated trust account in the trust department of the Trustee or another commercial bank designated by the Trustee, and shall be under the sole dominion and control of, and in the name of, the Trustee. The Cash Reserve Requirement shall be deposited to the Cash Reserve Account from proceeds of the initial Advance and additional amounts shall be deposited to the Cash Reserve Account pursuant to Section 2.05(c)(vi) hereof. Funds on deposit in the Cash Reserve Account may be invested from time to time in Permitted Investments in accordance with Section 2.08 hereof. The Trustee shall apply funds on deposit in the Cash Reserve Account as described in Section 2.07 hereof. If amounts available in the Collection Account are insufficient to restore the Cash Reserve Account to the Cash Reserve Requirement on the immediately succeeding Settlement Date, the Borrower shall satisfy such deficiency from other sources. If the Borrower is either unable or unwilling to deposit such funds, the Facility Agent may declare a Termination Date to have occurred.

                  Section 2.07. Transfers from the Cash Reserve Account. To the extent there are insufficient moneys in the Collection Account to pay the following amounts in accordance with the provisions of Section 2.05 hereof, the Trustee shall transfer moneys held by the Trustee in the Cash Reserve Account, to the extent available for distribution on the specified day, in the following amounts and priority:

                  (a) on each date on which any principal, Program Availability Fees, Program Usage Fees, Alternate Interest Amounts or Liquidity Interest Amounts is due with respect to any Advance, the Trustee shall promptly apply moneys held in the Cash Reserve Account to pay to the Facility Agent the accrued and unpaid principal amounts, Program Availability Fees, Program Usage Fees, Alternate Interest Amounts and Liquidity Interest Amounts then due and owing as directed in writing by the Borrower; and

                  (b) on any Settlement Date, to the Collection Account for the payment of accrued and unpaid fees and expenses described in Section 2.05(c)(i) through (v) hereof in the priority set forth in Section 2.05(c) hereof.

                  Section 2.07A. Escrow Account. On or prior to the date hereof, the Borrower shall establish and maintain, or cause to be established and maintained, the Escrow Account. The Escrow Account shall be maintained in a segregated trust account in the trust department of the Trustee or another commercial bank designated by the Trustee, and shall be under the sole dominion and control of, and in the name of, the Trustee. An amount equal to any Higher SAP Differential received by the Borrower, the Trustee, the Eligible Lender Trustee, the student loan depositaries or co-depositaries, the Custodians, the Sellers or the Servicers, or any agent thereof, as the case may be, is to be transmitted to the Escrow Account within two Business Days of receipt. The Borrower shall, and shall direct such Servicer, Seller, Custodian, the Eligible Lender Trustee, student loan depositary or co-depositaries, or agent thereof to, transmit any Higher SAP Differentials it receives with respect to Financed Loans which are Higher SAP Loans directly to the Trustee for deposit to the Escrow Account. Funds on deposit in the Escrow Account may be invested from time to time in Permitted Investments in accordance with Section 2.08 hereof. The Trustee shall apply funds on deposit in the Escrow Account as described in
Section 2.07B hereof.

                  Section 2.07B. Transfers from the Escrow Account. The Trustee shall apply moneys held in the Escrow Account at the following times and in the following amounts as directed in writing by the Borrower (and, if an Event of Default shall have occurred and be continuing, with the written approval of the Facility Agent):

                  (a) unless an Event of Default shall have occurred and be continuing, on any Settlement Date, to pay to the Borrower an amount equal to the lesser of (i) the amount on deposit in the Escrow Account and (ii) the Higher SAP Differential(s) held in the Escrow Account and attributable to any Higher SAP Loan released from the Pledged Collateral during the calendar month preceding such Settlement Date, together with a pro rata share of investment earnings, if any, in the Escrow Account as provided in Section 2.08 hereof;

                  (b) unless an Event of Default shall have occurred and be continuing, on each Settlement Date, to pay an amount equal to the difference between (i) the estimated taxes owed by the Borrower that are payable prior to the next Settlement Date and not previously paid, which relate to the net income of the Borrower realized on the average daily balance of the Higher SAP Differentials held in the Escrow Account since the last Settlement Date on which estimated taxes were paid with respect to such amount and (ii) the amount paid to or at the direction of the Borrower for such purpose pursuant to Section 2.05(c)(x);

                  (c) on any day on which the Department of Education or other Governmental Authority were to demand repayment of the Higher SAP Differential(s) with respect to any Financed Loans(s) which is a Higher SAP Loan(s) (or all such Student Loans), to pay to or at the direction of the Department of Education or such other Governmental Authority the lesser of (i) the amount so demanded and (ii) the amount on deposit in the Escrow Account;

                  (d) if an Event of Default shall have occurred and be continuing, on any Settlement Date, to transfer to the Collection Account the amount that would otherwise have been paid to the Borrower on such Settlement Date pursuant to Section 2.07B(a) above; and

                  (e) on the day on which all Obligations have been paid hereunder, to pay to the Borrower all moneys (including investment earnings) remaining in the Escrow Account.

                  Section 2.08. Management of Collection Account. Cash Reserve Account and Escrow Account.

                  (a) All funds held in the Collection Account, the Cash Reserve Account and the Escrow Account (or any subaccount thereof), including investment earnings thereon, shall be invested at the direction of the Portfolio Administrator in Permitted Investments having a maturity date not later than the next date on which any distributions are to be made from funds on deposit in the Collection Account and/or the Cash Reserve Account and/or the Escrow Account; provided, however, that from and after the Termination Date or otherwise upon the occurrence and during the continuance of any Event of Default, the Facility Agent shall have the sole right to restrict the maturities of any investments held in the Collection Account and/or the Cash Reserve Account and/or the Escrow Account and to direct the withdrawal of any such investments held in the Collection Account or the Cash Reserve Account (but not the Escrow Account, except as provided in Section 2.07B(d)) for the purposes of paying the Obligations, including principal on the Advances and any unpaid Program Availability Fees, Program Usage Fees, Alternate Interest Amounts and Liquidity Interest Amounts. All investment earnings (net of losses) on such Permitted Investments shall be credited to and retained in the Collection Account or the Cash Reserve Account, or the Escrow Account, as the case may be. On the Business Day following each Settlement Date on which moneys in the Escrow Account are paid to the Borrower pursuant to Section 2.07B(a) or transferred to the Collection Account pursuant to Section 2.07B(d), a pro rata share (pro rata based on the ratio of the amount to be applied pursuant to Section 2.07B(a) or
(d), as applicable, to the total amount in deposit in the Escrow Account) of investment earnings (net of losses) on Permitted Investments in the Escrow Account shall be paid to the Borrower or transferred to the Collection Account, as applicable.

                  (b) The Collection Account, the Cash Reserve Account and the Escrow Account shall be established with a securities intermediary (the "Securities Intermediary") who shall agree with the Trustee (and Zions First National Bank, as Securities Intermediary, hereby agrees with the Trustee) that
(i) the Collection Account, the Cash Reserve Account and the Escrow Account shall be securities accounts of the Trustee, (ii) all property credited to Collection Account, the Cash Reserve Account or the Escrow Account shall be treated as a financial asset, (iii) the Securities Intermediary shall treat the Trustee as entitled to exercise the rights that comprise each financial asset credited to the Collection Account, the Cash Reserve Account or the Escrow Account , (iv) the Securities Intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (v) except as otherwise provided in Section 2.08(a) hereof, the Securities Intermediary shall not agree to comply with entitlement orders originated by any person or entity other than the Trustee, (vi) the Collection Account, the Cash Reserve Account, the Escrow Account and all property credited to any such account shall not be subject to any lien, security interest, right of set-off or encumbrance in favor of the Securities Intermediary or anyone claiming through the Securities Intermediary (other than the Trustee), and (vii) the agreement herein between the Securities Intermediary and the Trustee shall be governed by the laws of the State of Colorado. Each term used in this Section 2.08(b) and in Section 2.08(c) hereof and defined in the Colorado Uniform Commercial Code (the "Colorado UCC") shall have the meaning set forth in the Colorado UCC.

                  (c) No Permitted Investment in the form of an instalment or certificated security as defined in the Colorado UCC in the possession of the Trustee (i) shall be subject to a third party's security interest that could be perfected without possession pursuant to Sections 9-312(e) & (g) of the Colorado UCC, or (ii) shall constitute proceeds of any property subject to such third party's security interest.

                  Section 2.09. Pledged Collateral Assignment of the
Transaction Documents. To secure the prompt and complete payment when due of the Obligations and the performance by the Borrower of all of the covenants and obligations to be performed by it pursuant to this Agreement and each other Transaction Document, the Borrower (and the Eligible Lender Trustee, in its capacity as titleholder to the Financed Loans) hereby assigns to the Trustee, and Grants to the Trustee a security interest, in each case, for the benefit of the Secured Creditors in accordance with their interests, in all of the Borrower's (and the Eligible Lender Trustee's, in its capacity as title holder of the Financed Loans) right and title to and interest in (but not the obligations of) the Transaction Documents. The Borrower confirms and agrees that the Trustee shall have, following an Event of Default, the sole right to enforce the Borrower's rights and remedies under the Transaction Documents with respect to the Pledged Collateral for the benefit of the Secured Creditors, but without any obligation on the part of the Trustee or any other Secured Creditor or any of their respective Affiliates, to perform any of the obligations of the Borrower under the Transaction Documents.

                  Section 2.10. Grant of a Security Interest. To secure the prompt and complete payment when due of the Obligations and the performance by the Borrower of all of the covenants and obligations to be performed by it pursuant to this Agreement and each other Transaction Document, the Borrower (and the Eligible Lender Trustee, in its capacity as title holder to the Financed Loans) hereby Grants to the Trustee on behalf of the Secured Creditors (and their respective successors and assigns), a security interest in all of the Borrower's and the Eligible Lender Trustee's right, title and interest in accounts, general intangibles, payment intangibles, instruments, documents, chattel paper, goods, moneys, letters of credit, letter of credit rights, certificates of deposit, deposit accounts and all of the property and interests in property, whether tangible or intangible and whether now owned or existing or hereafter arising or acquired and wheresoever located arising from, consisting of, or related to any of the following (collectively, the "Pledged Collateral"):

                  (a) all Financed Loans (including any beneficial interests in Financed Loans);

                  (b) all revenues and recoveries of principal from Financed Loans, including all borrower payments and reimbursements of principal and accrued interest on default claims received from any Guarantor;

                  (c) any other Collections, Permitted Investments, funds and accrued earnings thereon held in the various funds and accounts created under this Agreement, including the Collection Account and the Cash Reserve Account and the Escrow Account;

                  (d) all rights and remedies (but none of the obligations) under each of the Transaction Documents;

                  (e) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Financed Loans, whether pursuant to the contract related to such Financed Loan or otherwise;

                  (f)      all Records relating to such Financed Loans; and

                  (g)      all proceeds of any of the foregoing.

                  Section 2.11. Evidence of Debt. The Facility Agent shall maintain a loan account (the "Loan Account") on its books in which shall be recorded (a) all Advances owed to the Facility Agent (for the benefit of the Lender, the Alternate Lender, the Liquidity Facility Providers or the Credit Support Providers, as the case may be) by the Borrower pursuant to this Agreement; (b) all payments made by the Borrower on all such Advances; and (c) all appropriate debits and credits as provided in this Agreement including, without limitation, all fees, charges, expenses and interest. All entries in the Loan Account shall be made in accordance with the Facility Agent's customary accounting practices as in effect from time to time. The entries in the Loan Account shall be conclusive and binding for all purposes, absent manifest error. Any failure to so record or any errors in doing so shall not, however, limit or otherwise affect the obligation of the Borrower to pay any amount owing with respect to the Advances or any of the other Obligations,

                  Section 2.12. Special Provisions Governing Advances. The Borrower shall indemnify the Lender, the Alternate Lender, the Facility Agent, the Liquidity Facility Providers and the Credit Support Providers, upon written request (which request shall set forth in reasonable detail the basis for requesting such amounts and which shall, absent manifest error, be presumed correct and binding upon all parties hereto), for losses, expenses and liabilities (including, without limitation, any loss (including interest paid) sustained by it in connection with the liquidation or re-employment of funds acquired to fund or maintain the Advances), that such Person may sustain: (a) if for any reason other than the gross negligence or misconduct of the Lender, the Alternate Lender, the Facility Agent, the Liquidity Facility Providers or the Credit Support Providers (or any of them) a borrowing of any Advance does not occur on a date specified therefor; (b) if the Borrower elects, or is required by reason of a breach by the Borrower of this Agreement, to prepay any Advance on a date other than the Maturity Date applicable to that Advance; (c) as a consequence of any other default by the Borrower to repay its Advances when required by the terms of this Agreement; or
(d) if the Lender assigns all or any part of its Advance(s) to a Liquidity Facility Provider or a Credit Support Provider on a date that is not a Settlement Date. Unless otherwise provided herein, the amount specified in the written statement of the Lender, the Alternate Lender, the Facility Agent, the Liquidity Facility Providers or the Credit Support Providers shall be payable on demand after receipt by the Borrower thereof.

                  Section 2.13. Payments by the Borrower. All payments to be made by the Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by, or on behalf of, the Borrower for the account of the Lender, the Alternate Lender, the Liquidity Facility Providers or the Credit Support Providers, as the case may be, shall be made to the Facility Agent, directly to the Payment Account, in United States dollars. Such payments shall be made in immediately available funds so as to be received by the Facility Agent no later than 1:00 p.m., Eastern time, on the date specified herein. Payments shall be applied in the order of priority specified in Section 2.05(c) hereof. Any payment which is received by the Facility Agent later than 1:00 p.m., Eastern time, shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

                  Section 2.14. Payment of Stamp Taxes, Etc. The Borrower agrees to pay any present or future stamp, mortgage, value-added, court or documentary taxes or any other excise or property taxes, charges or similar levies imposed by any federal, state or local governmental body, agency or instrumentality (hereinafter referred to as "Other Applicable Taxes") relating to this Agreement, any of the other Transaction Documents or any recordings or filings made pursuant hereto and thereto and shall hold each of the Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Alternate Lender, the Liquidity Facility Providers and the Credit Support Providers harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such Other Applicable Taxes.

                  Section 2.15. Yield Protection.

                  (a) If any Regulatory Change (including a change to Regulation D under the Securities Exchange Act of 1933, as amended) occurring after the date hereof:

                  (i) shall subject any Affected Party to any tax, duty or other charge with respect to any portion of the Obligations owned or funded by it or with respect to its unused "Purchase Commitment" under the Liquidity Agreement or the Credit Support Agreement, as applicable (the "Unused Commitment") (other than taxes, duties or charges based on income or gross receipts), or shall change the basis of taxation (other than taxes based on income or gross receipts) of payments to the Affected Party of any yield on or reductions to the Obligations owed to or with respect to the Obligations funded in whole or in part by it or any other amounts due under this Agreement in respect of any portion of the Obligations owned by or funded by it or its obligations or rights, if any, to fund Advances or in respect of its Unused Commitment (except for changes in the rate of tax on the overall net income or gross receipts of such Affected Party imposed by the United States of America, by the jurisdiction in which such Affected Party's principal executive office is located and, if such Affected Party's principal executive office is not in the United States of America, by the jurisdiction where such Affected Party's principal office in the United States is located);

                  (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Federal Reserve Board), special deposit or similar requirement against assets of any Affected Party, deposits or obligations with or for the account of any Affected Party or with or for the account of any Affiliate (or entity deemed by the Federal Reserve Board to be an affiliate) of an Affected Party, or credit extended to any Affected Party;

                  (iii) shall change the amount of capital maintained or required or requested or directed to be maintained by any Affected Party;

                  (iv) shall impose any other condition affecting any portion of the Obligations owned or funded in whole or in part by any Affected Party, or its obligations or rights, if any, to pay any portion of the Unused Commitment or to provide funding therefor; or

                  (v) shall change the rate for, or the manner in which the Federal Deposit Insurance Corporation (or any successor thereto) assesses deposit insurance premiums or similar charges;

          and the result of any of the foregoing is or would be:

                           (A)      to increase the cost to or to impose a cost
on an Affected Party funding or making or maintaining any portion of the Obligations, or any purchases, reinvestments or loans or other extensions of credit under the Liquidity Agreement, the Credit Support Agreement or any Transaction Document or any commitment of such Affected Party with respect to the foregoing;

                           (B)      to reduce the amount of any sum received or
receivable by an Affected Party under this Agreement, or under the Liquidity Agreement, the Credit Support Agreement or any Transaction Document with respect thereto; or

                           (C)      in the sole determination of such Affected
Party, to reduce the rate of return on the capital of an Affected Party as a consequence of its obligations hereunder, under the Liquidity Agreement or under the Credit Support Agreement or arising in connection herewith to a level below that which the Affected Party could otherwise have achieved;

then within 30 days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth in reasonable detail the basis of such demand), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost or such reduction; provided such additional amount or amounts shall not be payable with respect to any period in excess of 180 days prior to the date of demand by the Affected Party unless (1) the effect of the Regulatory Change is retroactive by its terms to a period prior to the date of the Regulatory Change, in which case any additional amount or amounts shall be payable for the retroactive period but only if the Affected Party provides its written demand not later than 180 days after the Regulatory Change; or (2) the Affected Party reasonably and in good faith did not believe the Regulatory Change resulted in such an additional or increased cost or such a reduction.

                  (b) Each Affected Party will promptly notify the Borrower, the Trustee and the Facility Agent of any event of which it has actual knowledge which will entitle such Affected Party to any compensation pursuant to this Section; provided, however, no failure or delay in giving such notification shall adversely affect the rights of any Affected Party to such compensation unless such failure or delay results in a Material Adverse Effect.

                  (c) In determining any amount provided for or referred to in this Section, an Affected Party may use any reasonable averaging or attribution methods that it (in its sole discretion exercised in good faith) shall deem applicable and which it applies on a consistent basis. Any Affected Party when making a claim under this Section shall submit to the Borrower and the Facility Agent a statement as to such increased cost or reduced return (including calculation thereof in reasonable detail), which statement shall, in the absence of manifest error, be conclusive and binding upon the Borrower and the Facility Agent.

                  Section 2.16. Extension of Termination Date.

                  (a) The Termination Date may be extended beyond June 1, 2005 by a written agreement among the Borrower, the Lender and the Facility Agent, with notice to the Trustee and the Eligible Lender Trustee.

                  (b) The Alternate Lender Termination Date may be extended beyond June 1, 2003 or the date to which it has then been extended by written agreement of the Alternate Lender and the Borrower, provided that if the Alternate Lender is comprised of more than one Person and all such Persons do not agree to extend the Alternate Lender Termination Date, the Alternate Lender Termination Date may be extended if (i) the rights and obligations of the Alternate Lender who does not agree to extend are assigned to another Person pursuant to Section 10.04 hereof or (ii) the Maximum Facility Amount is reduced such that the Person(s) who remain the Alternate Lender are obligated to fund the entire Maximum Facility Amount.

                                  ARTICLE III

                             CONDITIONS OF ADVANCES

                  Section 3.01. Conditions Precedent to Initial Advance. The initial Advance hereunder was subject to the condition precedent that the Facility Agent shall

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

have received on or before the Advance Date the documents and opinions listed in
Exhibit 1 hereto, in form and substance satisfactory to the Facility Agent.

                  Section 3.02. Conditions Precedent to All Advances. Each Advance (including the initial Advance) shall be subject to the further conditions precedent that:

                  (a) The Eligible Loans are or were purchased pursuant to a Student Loan Purchase Agreement in the form of Exhibit A or Exhibit I hereto and a schedule of the Eligible Loans to be financed and copies of all schedules, opinions, financing statements and other documents required to be delivered by the applicable Seller are delivered to the Trustee;

                  (b) if any Eligible Loan to be financed was previously financed by the Borrower in another facility (including under a Covered Indenture), a Notice of Release with respect to such Eligible Loan(s) executed by the secured party under such facility to be delivered to the Facility Agent and the Trustee;

                  (c) at least four Business Days prior to the Advance Date (other than with respect to a Rollover Advance or a Special Advance), the Borrower shall have delivered to the Facility Agent and the Trustee (i) an Advance Percentage Calculation Report from the Valuation Agent and (ii) only upon request by the Facility Agent, copies of the relevant Student Loan Purchase Agreement, together with a schedule of the Eligible Loans to be financed and copies of all schedules, opinions, financing statements and other documents required to be delivered by the applicable Seller as a condition of purchase thereunder; and

                  (d) on the Advance Date, the following statements shall be true, and the Borrower by accepting the amount of such Advance shall be deemed to have certified that:

                  (i)      the representations and warranties contained in
Article IV hereof are correct on and as of such day as though made on and as of such date;

                  (ii) no event has occurred and is continuing, or would result from such Advance, which constitutes an Event of Default or which, with the giving of notice or the passage of time, or both, would constitute an Event of Default;

                  (iii) on and as of such day, after giving effect to such Advance, the Outstanding Facility Amount would not exceed the Maximum Facility Amount;

                  (iv) no law or regulation shall prohibit, and no order, judgment or decree of any Governmental Authority shall prohibit or enjoin, the making of such Advances in accordance with the provisions hereof; and

                  (v)      the Cash Reserve Requirement shall be satisfied.

                  Section 3.03. Conditions Precedent to Effectiveness. This Agreement shall be effective on the date (the "Effectiveness Date") on which the Facility Agent shall

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

have received the documents and opinions listed in Exhibit J hereto, in form and substance satisfactory to the Facility Agent. Written notification of the Effectiveness Date shall be given to the Trustee by the Facility Agent.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  Section 4.01. General Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

                  (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Nebraska and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified.

                  (b) The execution, delivery and performance by the Borrower of this Agreement and all Transaction Documents to be delivered by it in connection herewith or therewith, including the Borrower's use of the proceeds of Advances, are within the Borrower's organizational powers, (i) have been duly authorized by all necessary organizational action, (ii) do not contravene (A) the Borrower's articles of incorporation or bylaws; (B) any law, rule or regulation applicable to the Borrower; (C) any contractual restriction binding on or affecting the Borrower or its property; or (D) any order, writ, judgment, award, injunction or decree binding on or affecting the Borrower or its property, (iii) do not result in a breach of any indenture, agreement, lease or other instrument to which the Borrower is a party, and (iv) do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties (other than in favor of the Trustee for the benefit of the Secured Creditors with respect to the Pledged Collateral); and no transaction contemplated hereby or by the other Transaction Documents to which it is a party requires compliance with any bulk sales act or similar law. This Agreement and the other Transaction Documents to which it is named as a party have each been duly executed and delivered by the Borrower.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Borrower of this Agreement or any other Transaction Document to which it is a party, except for the filing of certain UCC financing statements, all of which financing statements have been duly filed and are in full force and effect.

                  (d) This Agreement and each other Transaction Document to which the Borrower is a party constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, subject to (i) applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors; and (ii) general principals of equity, whether such enforceability is considered in a proceeding in equity or at law.

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

                  (e) There is no pending or, to the knowledge of the Borrower, threatened, action or proceeding affecting the Borrower before any Governmental Authority that may have a Material Adverse Effect.

                  (f) No proceeds of any Advances will be used by the Borrower to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

                  (g) The Pledged Collateral shall, at all times, be owned by the Borrower (or the Eligible Lender Trustee) free and clear of any Adverse Claim except as provided herein, and the Trustee, for the benefit of the Secured Creditors, has a valid and perfected first priority security interest in such Pledged Collateral. No effective financing statement or other instrument similar in effect covering any Pledged Collateral shall at any time be on file in any recording office except such as may be (i) filed in favor of the Trustee relating to this Agreement, (ii) filed in favor of the trustee under a Covered Indenture, but under which such trustee has released its security interest in any Financed Loan financed hereunder, or (iii) terminated.

                  (h) As of the close of business on each Business Day, the Outstanding Facility Amount shall not exceed the Maximum Facility Amount on such Business Day.

                  (i) No Valuation Report (to the extent that information contained therein is supplied by the Borrower), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Borrower to the Facility Agent or the Trustee in connection with this Agreement is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Facility Agent in writing) as of the date so furnished, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact necessary to make the statements contained therein not misleading.

                  (j) The principal place of business and chief executive office of the Borrower and the office where the Borrower keeps all the Records are located at the address of the Borrower referred to in Section 10.02 hereof or such other location as the Borrower shall have given notice of to the Facility Agent pursuant to Section 5.13 hereof.

                  (k) The Borrower has no trade names, fictitious names, assumed names or "doing business as" names or other names under which it has done or is doing business.

                  (1) The Borrower is Solvent at the time of (and immediately after) each "Advance" and each purchase of Eligible Loans made by the Borrower.

                  (m) The Borrower is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  (n) The Borrower has directed (or caused to be directed) all Servicers to transmit Collections on the Financed Loans and the other Pledged Collateral to the Trustee for deposit to the Collection Account or Escrow Account, as applicable.

                  (o) All representations and warranties of the Borrower set forth in the Transaction Documents to which it is a party are true and correct in all material respects.

                  (p) Each Student Loan to be financed with the proceeds of any Advance constitutes an Eligible Loan as of the date of such Advance and of the date purchased from a Seller pursuant to a Student Loan Purchase Agreement.

                  (q) The Borrower is not in violation of, or default under, any law, rule, regulation, order, writ, judgment, award, injunction or decree binding upon it or affecting the Borrower or its property or any indenture, agreement, lease or instrument.

                  (r) The Borrower has incurred no Debt and has no other obligation or liability which is not a limited obligation of the Borrower, payable solely from a discrete and specific pool of collateral (which does not include any of the Pledged Collateral).

                  Section 4.02. Representations of the Borrower Regarding the Trustee's Security Interest. The Borrower hereby represents and warrants for the benefit of the Trustee and the Secured Creditors as follows:

                  (a) This Agreement creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code in effect in the State of Nebraska) in the Pledged Collateral in favor of the Trustee, which security interest is prior to all other liens, charges, security interests, mortgages or other encumbrances, and is enforceable as such as against creditors of and purchasers from the Borrower.

                  (b) The Higher Education Act deems the Financed Loans to constitute "accounts" within the meaning of the applicable UCC for purposes of perfecting a security interest in the Financed Loans.

                  (c) The Borrower, by and through the Eligible Lender Trustee, owns and has good and marketable title to the Financed Loans free and clear of any Adverse Claim.

                  (d) The Borrower has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Financed Loans granted to the Trustee hereunder.

                  (e) All executed copies of each Student Loan Note that constitute or evidence the Financed Loans have been delivered to the Trustee (or its agent or bailee pursuant to a Servicing Agreement or a Custodian Agreement).

                  (f) Other than the security interest granted to the Trustee pursuant to this Agreement and the security interest granted to the trustee under a Covered Indenture which has been released, the Borrower has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Financed Loans. The Borrower has not authorized the filing of and is not aware of any financing statements against the Borrower that include a description of collateral covering the Financed Loans other than any financing statement (i) relating to the security interest granted to the Trustee hereunder, (ii) relating to the security interest granted to the trustee under a Covered Indenture, under which such trustee has released its security interest in any Financed Loans financed hereunder or (iii) that has been terminated. The Borrower is not aware of any judgment or tax lien filings against the Borrower.

                  (g) The Borrower is a "registered organization" (as defined in Section 9-102(a)(70) of the UCC) formed in the State of Nebraska and, for purposed of Article 9 of the UCC, the Borrower is located in the State of Nebraska.

                  Section 4.03. Representations of the Eligible Lender Trustee. The Eligible Lender Trustee hereby represents and warrants for the benefit of the Trustee and the Secured Creditors as follows:

                  (a) It is a national banking association duly organized and validly existing in good standing under the laws of the United States. It has all requisite corporate power and authority to execute and deliver this Agreement.

                  (b)      It is an "eligible lender" as such term is defined in
Section 435(d) of the Higher Education Act.

                                    ARTICLE V

                            COVENANTS OF THE BORROWER

                  Section 5.01. General Covenants.

                  (a) Compliance with Laws; Preservation of Corporate Existence. The Borrower will comply in all material respects with all applicable laws, rules, regulations and orders and preserve and maintain its legal existence, and will preserve and maintain its rights, franchises, qualifications and privileges in all material respects.

                  (b) Sales, Liens, Etc. Except as otherwise provided herein, the Borrower will not (or permit the Eligible Lender Trustee to) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Pledged Collateral.

                  (c) General Reporting Requirements. The Borrower will provide to the Facility Agent the following:

                  (i) as soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, a copy of the balance sheet of the Borrower and the related statements of income, beneficial interest holders' (or securityholders') equity and cash flows for such year, each prepared in accordance with GAAP consistently applied and duly certified by nationally recognized independent certified public accountants selected by the Borrower;

                  (ii) as soon as possible and in any event within three days after the occurrence of each Event of Default and each event which, with the giving of notice or lapse of time or both, would constitute an Event of Default, a statement of the Borrower setting forth details of such Event of Default or event and the action which the Borrower has taken and proposes to take with respect thereto;

                  (iii) promptly following receipt thereof, to the extent requested by the Facility Agent, copies of all financial statements, settlement statements, portfolio and other material reports, notices, disclosures, certificates and other written material delivered or made available to the Borrower by any Person pursuant to the terms of any Transaction Document;

                  (iv) promptly following the Facility Agent's request therefor, such other information respecting the Financed Loans and the other Pledged Collateral or the conditions or operations, financial or otherwise, of the Borrower as the Facility Agent may from time to time reasonably request;

                  (v) with respect to each Guarantor, promptly after receipt thereof as made available to the Borrower after request therefor, copies of any audited financial statements of such Guarantor certified by an independent certified public accounting firm and a written statement setting forth the Trigger Rate of such Guarantor and the source of the Borrower's representation thereof;

                  (vi) with respect to each Servicer and promptly after receipt thereof after a good faith effort to obtain such material is made by the Borrower, (A) copies of any annual audited financial statements of such Servicer, certified by an independent certified public accounting firm; (B) on an annual basis within 10 days after receipt thereof, copies of SAS 70 reports for such Servicer, or, if not available, the annual compliance audit for each Servicer required by Section 428(b)(l)(4) of the Higher Education Act; and (C) to the extent not included in the financial information provided pursuant to clauses (A) and (B) above, such Servicer's net dollar loss for the year due to servicing errors;

                  (vii) upon request, a Schedule of Financed Loans (indicating which Financed Loans are Higher SAP Loans);

                  (viii) as soon as available and in any event within 120 days after the end of each fiscal year of Nelnet, Inc., copies of consolidated financial statements for it and its consolidated subsidiaries, together with stand-alone financial statements of the Borrower, each prepared in accordance with generally accepted accounting principles, duly certified by independent certified public accountants of recognized standing selected by it, including, in the case of Nelnet, Inc., consolidating statements;

                  (ix) promptly after the filing or receiving thereof, copies of all reports and notices with respect to any Reportable Event defined in Article IV of ERISA which the Borrower or any of its ERISA Affiliates files under ERISA with the Internal Revenue Service, the Pension Benefit Guarantee Corporation or the U.S. Department of Labor or which the Borrower or any of its ERISA Affiliates receives from the Pension Benefit Guarantee Corporation;

                  (x) immediately upon becoming aware of a Servicer Event of Default, written notice thereof;

                  (xi) as soon as possible and in any event within three Business Days of the Borrower's actual knowledge thereof, written notice of (A) any litigation, investigation or proceeding which may exist at any time which could have a Material Adverse Effect; and (B) any material adverse development in previously disclosed litigation, including in each case, if known to the Borrower, any of the same against a Servicer; and

                  (xii) promptly after the occurrence thereof, written notice of changes in the Higher Education Act or any other law of the United States that could have a Material Adverse Effect or could materially and adversely affect (A) the ability of a Servicer to perform its obligations under its Servicing Agreement, or (B) the collectibility or enforceability of a material amount of the Financed Loans, or any Guarantee Agreement or Federal Reimbursement Contract with respect to a material amount of Financed Loans.

                  (d) Merger, Etc. The Borrower will not merge or consolidate with, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired), or acquire all or substantially all of the assets or capital stock or other ownership interest of any Person, other than, with respect to asset dispositions, in connection herewith.

                  (e) Nature of Business. The Borrower will engage in no business other than (i) purchases, sales and financings of Eligible Loans and
(ii) the other transactions permitted or contemplated by this Agreement and its articles of incorporation and bylaws as they exist on the Closing Date, or as amended with the consent of the Facility Agent.

                  (f) Transaction Documents. The Borrower (i) will take all action necessary to perfect, protect and more fully evidence the ownership interest of the Borrower and the security interest of the Trustee in favor of the Secured Creditors in the Financed Loans and Collections with respect thereto and in the other Pledged Collateral and the Transaction Documents including, without limitation, (A) filing and maintaining effective financing statements (Form UCC-1) in all necessary or appropriate filing offices; (B) filing continuation statements, amendments or assignments with respect thereto in such filing offices; (C) filing amendments, releases and terminations with respect to filed financing statements, as necessary; and (D) executing or causing to be executed such other instruments or notices as may be necessary or appropriate; and (ii) will take all additional action to perfect, protect and fully evidence the security interest of the Trustee, for the benefit of the Secured Creditors, in the Financed Loans and other Pledged Collateral related thereto.

                  (g) Maintenance of Separate Existence. The Borrower will do all things necessary to maintain its existence as a Nebraska corporation separate and apart from all Affiliates of the Borrower, including, without limitation, (i) practicing and adhering to corporate formalities, such as maintaining appropriate books and records; (ii) maintaining two Persons who are Independent Directors; (iii) owning or leasing pursuant to written leases all office furniture and equipment necessary to operate its business; (iv) refraining from (A) guaranteeing or otherwise becoming liable for any obligations of any of its Affiliates, (B) having obligations guaranteed by its Affiliates, (C) holding itself out as responsible for debts of any of its Affiliates or for decisions or actions with respect to the affairs of any of its Affiliates, and (D) being directly or indirectly named as a direct or contingent beneficiary or loss payee on any insurance policy of any Affiliate; (v) maintaining all of its deposit and other bank accounts and all of its assets separate from those of any other Person; (vi) maintaining all of its financial records separate and apart from those of any other Person; (vii) compensating all its employees, officers, directors, consultants and agents for services provided to it by such Persons, or reimbursing any of its Affiliates in respect of services provided to it by employees, officers, directors, consultants and agents of such Affiliate, out of its own funds; (viii) accounting for and managing all of its liabilities separately from those of any of its Affiliates, including, without limitation, payment directly by the Borrower of all payroll, accounting and other administrative expenses and taxes; (ix) allocating, on an arm's-length basis, all shared operating services, leases and expenses, including, without limitation, those associated with the services of shared consultants and agents and shared computer equipment and software; (x) refraining from paying dividends or making distributions, loans or other advances to any of its Affiliates more frequently than once during any calendar month and, in each case, as duly authorized by its Directors and in accordance with applicable law; (xi) refraining from filing or otherwise initiating or supporting the filing of a motion in any bankruptcy or other insolvency proceeding involving the Borrower or any other Affiliate of the Borrower to substantively consolidate the assets and liabilities of the Borrower with the assets and liabilities of any such Person or any other Affiliate of the Borrower; (xii) maintaining adequate capitalization in light of its business and purpose; and (xiii) conducting all of its business (whether written or oral) solely in its own name.

                  (h) Transactions with Affiliates. The Borrower will not enter into, or be a party to, any transaction with any of its Affiliates, except
(i) the transactions permitted or contemplated by this Agreement (including the sale and purchase of Eligible Loans to or from Affiliates); and (ii) other transactions (including, without limitation, the lease of office space or computer equipment or software by the Borrower to or from an Affiliate) (A) in the ordinary course of business, (B) pursuant to the reasonable requirements of the Borrower's business, (C) upon fair and reasonable terms that are no less favorable to the Borrower than could be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower, and (D) not inconsistent with the factual assumptions set forth in the opinion letters issued as of the Closing Date and the Effectiveness Date by Kutak Rock LLP to the Secured Creditors relating to the issues of substantive consolidation.

                  (i) Debt; No Petition, (i) Except as provided in the Borrower's articles of incorporation, the Borrower will not incur any Debt other than Debt arising hereunder and Debt the payment of which is a limited recourse obligation of the Borrower, payable solely from a discrete and specific pool of Collateral (which does not include ant of the Pledged Collateral).

                  (ii) The Borrower will not incur any Debt or agree to any obligation after the Effectiveness Date unless each creditor with respect to such Debt or each Person to whom the Borrower may be obligated agrees not to institute (or join any other Person in instituting) any bankruptcy proceedings against the Borrower until one year and one day after all of the Borrower's Debt shall have been repaid.

                  (j) Extension or Amendment of Transaction Documents. Without the written consent of the Facility Agent, the Borrower will not (or permit any of its agents to):

                  (i) cancel, terminate, extend, amend, modify or waive (or consent to or approve any of the foregoing) any provision of any Transaction Document;

                  (ii) cancel, terminate, extend, amend, modify or waive (or consent to or approve any of the foregoing) any provision of the Indemnification Agreement, any Student Loan Purchase Agreement, any Servicing Agreement, any Custodian Agreement, any Financed Loan or any other instrument, document or agreement included in the Pledged Collateral in any manner that (A) may reduce the amount owing by the Obligor under a Financed Loan, by a Servicer, or defer or extend the date scheduled for the final payment thereof, except for extensions of past-due Financed Loans entered into by a Servicer in accordance with the Higher Education Act in order to maximize Collections thereof; or (B) may permit or result in the release of any portion of the Pledged Collateral;

                  (iii) take or consent to any other action that may impair the rights of any Secured Creditor to any Pledged Collateral or modify, in a manner adverse to any Secured Creditor, the right of such Secured Creditor to demand or receive payment under any of the Transaction Documents; or

                  (iv) take or consent to any other action that may impair the interests of the Borrower or its assignees to any Pledged Collateral or modify, in a manner adverse to the Borrower or its assignees, the right of the Borrower and its assignees to demand or receive payment under any of the Transaction Documents.

                  (k) ERISA. The Borrower will not adopt, maintain, contribute to or incur or assume any legal obligation with respect to any Benefit Plan or Multiemployer Plan or permit any of its ERISA Affiliates to do any of the foregoing.

                  (1) Servicers. The Borrower will not permit any Person other than a Servicer to collect, service or administer the Financed Loans.

                  (m) Eligible Loans Not Originated by Sellers. The Borrower shall not purchase from a Seller pursuant to a Student Loan Purchase Agreement any Eligible Loan that was originated by a Person other than the applicable Seller unless the Borrower shall have taken (or caused to be taken) all steps reasonably necessary to ensure that (i) after giving effect to such purchase, the Borrower shall have acquired all legal and beneficial ownership in such Financed Loan, free and clear of any Adverse Claim; and (ii) that the Person that originated such Eligible Loan (and any transferee thereof other than the Seller) shall have received reasonable equivalent value for the transfer of such Eligible Loan made by it.

                  Section 5.02. Acquisition, Financing, Collection and Assignment of Student Loans. The Borrower shall acquire or finance only Eligible Loans (or beneficial interests therein) with proceeds of the Advances and shall diligently cause to be collected all principal and interest payments on all the Financed Loans and all sums to which the Borrower or Trustee is entitled pursuant to any Student Loan Purchase Agreement, and all grants, subsidies, donations, Special Allowance Payments and all defaulted payments Guaranteed by any Guarantor which relate to such Financed Loans. The Borrower shall also make, or cause to be made by the Eligible Lender Trustee, each Seller, Servicer and Trustee, every effort to collect the Borrower's, the Eligible Lender Trustee's or such Seller's, Servicer's or Trustee's claims for payment from the Department of Education or any Guarantor as soon as possible, of all payments related to such Financed Loans. The Borrower will assign or direct the assignment of such Financed Loans for payment of guarantee benefits as required by applicable law and regulations. The Borrower will comply with all United States and state statutes, rules and regulations and any Guarantor's rules and regulations which apply to such Financed Loans. The Borrower will not, and will not direct the Trustee to, acquire or finance any Eligible Loan (including a Participation Interest) for which it has notice or knowledge (a) of any Adverse Claims, liens or encumbrances, (b) except to the extent that a Financed Loan may be not more than 60 days delinquent, that any Financed Loan is overdue or has been dishonored, (c) that any Student Loan Note contains an unauthorized signature or has been altered, or (d) of any defense against or claim to the Financed Loans on the part of any entity.

                  Section 5.03. Enforcement of Financed Loans. The Borrower shall cause to be diligently enforced and taken all steps, actions and proceedings reasonably necessary for the enforcement of all terms, covenants and conditions of all Financed Loans and agreements in connection therewith, including the prompt payment of all principal and interest payments and all other amounts due the Borrower and Trustee, as applicable thereunder. The Borrower shall not permit the release of the obligations of any Eligible Borrower under any Financed Loan and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Borrower, the Eligible Lender Trustee, the Trustee and the Secured Creditors under or with respect to each Financed Loan and agreement in connection therewith. The Borrower shall not consent or agree to or permit any amendment or modification of any Financed Loan or agreement in connection therewith which will in any manner materially adversely affect the rights or security of the Trustee, the Eligible Lender Trustee or the Secured Creditors (with respect to the rights of the Secured

Creditors, without the approval of the Facility Agent, which approval shall not be unreasonably withheld). Nothing in this Agreement shall be construed to prevent the Borrower, the Eligible Lender Trustee and Trustee, as applicable, from settling a default or curing a delinquency on any Financed Loan on such terms as shall be permitted by law.

                  Section 5.04. Enforcement of Servicing Agreements. The Borrower shall cause to be diligently enforced and taken all reasonable steps, actions and proceedings necessary for the enforcement of all terms, covenants and conditions of all Servicing Agreements, including the prompt payment of all principal and interest payments and all other amounts due the Borrower or Trustee, as applicable, thereunder, including all grants, subsidies, donations, Special Allowance Payments and all defaulted payments Guaranteed by any Guarantor and/or by the Department of Education which relate to any Financed Loans. The Borrower shall not permit the release of the obligations of any Servicer under any Servicing Agreement and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Borrower, the Eligible Lender Trustee and the Trustee under or with respect to each Servicing Agreement. The Borrower shall not consent or agree to or permit any amendment or modification of any Servicing Agreement which will in any manner materially adversely affect the rights or security of the Trustee, the Eligible Lender Trustee and the Secured Creditors (with respect to the rights of the Secured Creditors, without the approval of the Facility Agent, which approval shall not be unreasonably withheld), except
(a) as required by the Higher Education Act; (b) solely for the purpose of extending the term thereof or adding to the Financed Loans serviced thereunder Eligible Loans financed under an indenture or similar agreement other than this Agreement; and/or (c) in any other manner, if such modification, amendment or supplement so made without the prior written consent of the Facility Agent shall not be effective with respect to the servicing of Financed Loans; provided, however, that the Facility Agent shall respond as promptly as may be practicable after receipt by the Facility Agent of a request of the Borrower for the Facility Agent's consent to any modification, amendment or supplement of, or any waiver with respect to, any provision of any Servicing Agreement.

                  Section 5.05. Enforcement of Student Loan Purchase
Agreements. The Borrower shall cause to be diligently enforced and taken all reasonable steps, actions and proceedings necessary for the enforcement of all terms, covenants and conditions of all Student Loan Purchase Agreements, including, without limitation, the repurchase obligation thereunder, and shall take all reasonable direction of the Facility Agent as to the enforcement of such terms, covenants and conditions. The Borrower shall not permit the release of the obligations of any Seller under any Student Loan Purchase Agreement or the assignment by any Seller of any of its rights or obligations under any Student Loan Purchase Agreement, and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Borrower, the Eligible Lender Trustee and the Trustee under or with respect to each Student Loan Purchase Agreement. The Borrower shall not consent or agree to or permit any waiver of any provision of any Student Loan Purchase Agreement or any amendment or modification of any Student Loan Purchase Agreement which will in any manner materially adversely affect the rights or security of the Trustee, the Eligible Lender Trustee and the Secured Creditors (with respect to the rights of the Secured Creditors, without the approval of the Facility Agent, which approval shall not be unreasonably withheld); provided, however, that the Facility Agent shall respond as promptly as may be practicable after receipt by the Facility Agent of a request of the Borrower for the Facility Agent's consent to any modification, amendment or supplement of, or any waiver with respect to, any provision of any Student Loan Purchase Agreement.

                  Section 5.06. Enforcement of Indemnification Agreement. The Borrower shall cause to be diligently enforced and taken all reasonable steps, actions and proceedings necessary for the enforcement of all terms, covenants and conditions of the Indemnification Agreement. The Borrower shall not permit the release of the obligations of NELnet under the Indemnification Agreement and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Borrower and of the Trustee under or with respect to the Indemnification Agreement. The Borrower shall not consent or agree to or permit any amendment or modification of the Indemnification Agreement which will in any manner materially adversely affect the rights or security of the Trustee and the Secured Creditors (with respect to the rights of the Secured Creditors, without the approval of the Facility Agent, which approval shall not be unreasonably withheld); provided, however, that the Facility Agent shall respond as promptly as may be practicable after receipt by the Facility Agent of a request of the Borrower for the Facility Agent's consent to any modification, amendment or supplement of, or any waiver with respect to, any provision of the Indemnification Agreement.

                  Section 5.07. Financed Loans Serviced by Great Lake Servicing Corporation. The outstanding Principal Balance of Financed Loans serviced by Great Lakes Educational Loan Services, Inc. shall not exceed 10% of the aggregate outstanding Principal Balance of all Financed Loans.

                  Section 5.08. Administration and Collection of Financed
Loans. All Financed Loans shall be administered and collected either by the Borrower or by a Servicer in a competent, diligent and orderly fashion and in accordance with all requirements of the Higher Education Act, the Department of Education, this Agreement, the Federal Reinsurance Agreements, the Trustee Guarantee Agreements and any other guarantee agreement issued by any Guarantor to the Trustee or the Eligible Lender Trustee. The Trustee shall not be accountable or responsible in any manner whatsoever for any action of the Borrower, the depository bank of any funds of the Borrower, the Facility Agent, the Eligible Lender Trustee, or the Servicer or Custodian while the Servicer or Custodian is acting as bailee or agent of the Trustee, with respect to the Financed Loans, for actions taken in compliance with any instruction or direction given to the Trustee, or for the application of funds or money by the Servicer until such time as funds are received by the Trustee. The Trustee shall have no duty to monitor or supervise any actions relating to the Servicer's obligations under any Servicing Agreement.

                  Section 5.09. Amendment of Form of Student Loan Purchase Agreement. The Borrower shall notify the Trustee, the Eligible Lender Trustee and the Facility Agent in writing of any proposed material amendments to the form of Student Loan Purchase Agreement. No such amendment shall become effective unless and until the Facility Agent has consented in writing thereto (which consent shall not be unreasonably withheld).

                  Section 5.10. Custodian. Each Custodian shall hold the Student Loan Notes in a safe and secure manner for purposes of perfecting the security interest in and lien on such Financed Loans as herein provided. The Student Loan Notes shall be held in a limited access vault facility with a two-hour fire rating and shall be assigned a designation which is distinct from other promissory notes held to secure any other financings of the Borrower, if any, for which the Trustee acts in a fiduciary capacity.

                  Section 5.11. Prepayments and Refinancing. The Borrower or its Affiliates has entered into, and intend to enter into in the future, upon 7 days' prior written notice to the Trustee and the Facility Agent, agreements pursuant to which the Borrower or an Affiliate may borrow moneys thereunder, and pledge Financed Loans or its interest therein (previously pledged hereunder) to secure the same, or sell Financed Loans or its interest therein (previously pledged hereunder), none of which agreements constitute or will constitute an Adverse Claim on the Financed Loans continuing to be Pledged Collateral. Notwithstanding any provision to the contrary herein, if and to the extent the Borrower or an Affiliate so borrows money or sells Financed Loans or its interest therein, upon either (a) payment in full of, or (b) deposit of cash into a segregated account maintained with the Trustee for the sole benefit of the Secured Creditors, and in which the Trustee is granted a valid and perfected first priority security interest subject to no other lien, claim or encumbrance in an amount equal to, all Advances and other Obligations relating to such Financed Loans and the Pledged Collateral or any interest therein affected by such action (together with all accrued and unpaid Trustee Fees, Eligible Lender Trustee Fees, Program Availability Fees, Program Usage Fees, Alternate Interest Amounts and Liquidity Interest Amounts thereon together with all Trustee Fees, Eligible Lender Trustee Fees, Program Availability Fees, Program Usage Fees, Alternate Interest Amounts and Liquidity Interest Amounts which would accrue through the end of the related Interest Periods) such Financed Loans shall no longer be security for the Advances. Notwithstanding anything to the contrary contained herein, without the prior written consent of the Facility Agent, in no event shall any such payments occur (i) unless the Borrower has provided the Facility Agent with a Valuation Report acceptable to the Facility Agent and dated not more than three Business Days prior to proposed prepayment date, (ii) if, after giving effect to such repayment and the release of the Trustee's security interest in or removal from the Pledged Collateral of the related Financed Loans, an Event of Default (or an event that with the passage of time or the giving of notice, or both, would constitute an Event of Default) or the requirements giving rise to a collateral call under any provision of this Agreement would exist or result therefrom; and (iii) on a day other than a Settlement Date.

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                  Section 5.12. Periodic Reporting.

                  (a) The Borrower will cause the Valuation Agent to deliver to the Portfolio Administrator and the Facility Agent:

                  (i) not later than each Valuation Date, a Valuation Report setting forth, among other things, the Loan Valuation Percentage; and

                  (ii) not later than four Business Days prior to each Advance (other than a Rollover Advance or a Special Advance), an Advance Percentage Calculation Report.

                  (b) The Borrower will cause the Portfolio Administrator to deliver to the Valuation Agent and the Facility Agent, not later than each Valuation Date, an Asset Coverage Report setting forth the Aggregate Market Value, the Liabilities and the Asset Coverage Ratio.

                  (c) The Borrower will cause to be provided to the Facility Agent and the Valuation Agent, (i) not later than the third Business Day prior to each Calculation Date, a summary of each servicer report setting forth the material characteristics of the Financed Loans, all as of the last day of the immediately preceding calendar month; and (ii) not later than one Business Day prior to each Calculation Date, (A) the balances in the Collection Account (including a breakout of principal and interest received with respect to the Financed Loans and an itemization of any Higher SAP Differentials received), the Cash Reserve Account and the Escrow Account; and (B) the Liabilities, all as of the last day of the immediately preceding calendar month.

                  Section 5.13. UCC Matters; Protection and Perfection of Pledged Collateral: Delivery of Documents. The Borrower will keep its principal place of business and chief executive office, and the office where it keeps the Records, at the address of the Borrower referred to in Section 4.01(j) hereof or, upon 30 days' prior written notice to the Trustee and the Facility Agent, at such other locations within the United States where all actions reasonably requested by the Facility Agent to protect and perfect the interest of the Borrower and the Secured Creditors in the Pledged Collateral have been taken and completed. The Borrower will not make any change to its name or use any tradenames, fictitious names, assumed names, "doing business as" names or other names, unless prior to the effective date of any such name change or use, the Borrower delivers to the Facility Agent such executed financing statements as the Facility Agent may request to reflect such name change or use, together with such other documents and instruments as the Facility Agent may request in connection therewith. The Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Facility Agent may reasonably request in order to perfect, protect or more fully evidence the Trustee's interest in the Pledged Collateral for the benefit of the Secured Creditors, or to enable the Trustee or the Secured Creditors to exercise or enforce any of their respective rights hereunder. Without limiting the generality of the foregoing, the Borrower will upon the request of the Facility Agent: (a) execute and file such financing or

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

continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate or as the Facility Agent may request, (b) mark its master data processing records evidencing such Pledged Collateral with a legend acceptable to the Facility Agent, evidencing that the Trustee, for the benefit of the Secured Creditors, has acquired an interest therein as provided in this Agreement and (c) make available to the Facility Agent any records or documents relating to any Covered Indenture as are necessary for the Facility Agent to determine that the Trustee has a first priority perfected security interest in the Pledged Collateral free of any Adverse Claims. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Pledged Collateral, or any part thereof shall be sufficient as a financing statement. If the Borrower fails to perform any of its agreements or obligations under this Section, the Facility Agent or any Secured Creditor may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Facility Agent or such Secured Creditor incurred in connection therewith shall be payable by the Borrower upon the Facility Agent's or such Secured Creditor's demand therefor. For purposes, of enabling the Facility Agent, any such Secured Creditor and the Trustee to exercise their respective rights described in the preceding sentence and elsewhere in this Agreement, the Borrower and the Eligible Lender Trustee hereby authorize, and irrevocably grant a power of attorney to, the Facility Agent, the Secured Creditors, the Trustee and their respective successors and assigns to take any and all steps in the Borrower's and/or Eligible Lender Trustee's name and on behalf of the Borrower and/or the Eligible Lender Trustee necessary or desirable, in the determination of the Facility Agent, the Secured Creditors or the Trustee, as the case may be, to collect all amounts due under any and all Financed Loans and other Pledged Collateral, including, without limitation, endorsing the Borrower's and/or the Eligible Lender Trustee's name on checks and other instruments representing Collections and enforcing such Financed Loans and other Pledged Collateral.

                  Section 5.14. Obligations of the Borrower With Respect to Pledged Collateral. The Borrower will (a) at its expense, regardless of any exercise by any Secured Creditor of its rights hereunder, timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the Transaction Documents included in the Pledged Collateral to the same extent as if Pledged Collateral had not been pledged hereunder; and (b) pay when due any taxes, including without limitation, sales and excise taxes, payable in connection with the Pledged Collateral. In no event shall any Secured Creditor have any obligation or liability with respect to any Financed Loans or other instrument document or agreement included in the Pledged Collateral, nor shall any of them be obligated to perform any of the obligations of the Borrower or any of its Affiliates thereunder. The Borrower will timely and fully comply in all respects with each Transaction Document.

                  Section 5.15. Collateral Call. The Borrower shall maintain at all times the Minimum Asset Coverage Requirement. If the Borrower is notified by the Valuation Agent (with a copy to the Trustee) that the Asset Coverage Ratio is below the Minimum Asset Coverage Requirement, the Borrower shall deposit cash, Eligible Loans (valued at no greater than the aggregate Principal Balance thereon) or Permitted Investments, within three Business Days, or such other period as agreed to by the Facility Agent in writing, of receipt of notice from the Valuation Agent, in the Collection Account or the Pledged Collateral, as applicable, the amount specified by the Valuation Agent as necessary to meet the Minimum Asset Coverage Requirement. If the Borrower is either unable or unwilling to deposit such funds, the Facility Agent may declare a Termination Date to have occurred.

                  Section 5.16. Guarantor Limitations. The Borrower shall not permit any Financed Loan to be guaranteed by any guaranty agency or entity other than (a) those specifically named in the definition of the term "Trustee Guarantee Agreements" in Section 1.01 hereof or (b) any other guaranty agency or entity specifically approved as a Guarantor by the Facility Agent in advance in writing.

                  Section 5.17. Covenants of the Borrower Regarding the Trustee's Security Interest. The Borrower hereby covenants for the benefit of the Trustee and the Secured Creditors as follows:

                  (a)      The Trustee shall not waive any of the
representations and warranties set forth in Section 4.02 hereof.

                  (b) The Borrower shall take all steps necessary, and shall cause each Servicer to take all steps necessary and appropriate, to maintain the perfection and priority of the Trustee's security interest in the Financed Loans.

                                   ARTICLE VI

                               EVENTS OF DEFAULT

         If any of the following events ("Events of Default") shall occur:

                  (a) the Borrower fails to pay any of its Obligations under this Agreement or any of the other Transaction Documents when such Obligations are due or are declared due and such failure shall remain unremedied for one Business Day; or

                  (b) any representation or warranty made or deemed to be made by the Borrower or the Eligible Lender Trustee (or any of their respective officers) under or in connection with this Agreement or any other Transaction Document, or other information or report delivered pursuant hereto or thereto shall prove to have been false or incorrect in any material respect when made; or

                  (c) the Borrower or the Eligible Lender Trustee shall fail to perform or observe any other term, covenant or agreement contained in any Transaction Document on its part to be performed or observed (other than in Section 2.06 or 5.15 hereof) and any such failure shall remain unremedied for three Business Days after written notice thereof shall have been received; or

                  (d) the Trustee, for the benefit of the Secured Creditors, shall, for any reason, cease to have a valid and perfected first priority security interest in any of the Pledged Collateral or the Borrower shall, for any reason, cease to have a valid and perfected first priority ownership interest in each Financed Loan and Collections with respect thereto; or

                  (e) an Event of Bankruptcy shall have occurred with respect to the Borrower; or

                  (f) entry of a judgment or judgments in the aggregate in excess of $100,000 against the Borrower which are not (i) stayed, bonded, vacated, paid or discharged within 30 days after entry; or (ii) fully covered by insurance as to which the insurance carrier has acknowledged coverage to the Borrower in writing within 30 days after entry; or

                  (g) (i) any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings (whether or not existing on the date of execution hereof) not disclosed in writing by the Borrower to the Facility Agent prior to the date of execution and delivery of this Agreement is pending against the Borrower or an Affiliate thereof; or (ii) any material development not so disclosed has occurred in any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings so disclosed, which, in the case of clause (i) or (ii) above, in the opinion of the Facility Agent, has a Material Adverse Effect; or

                  (h) the Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Internal Revenue Code with regard to any of the assets of the Borrower and such lien shall not have been released within 60 days, or the Pension Benefit Guarantee Corporation shall, or shall indicate its intention to, file notice of a lien pursuant to Section 4068 of the Employee Retirement Income Security Act of 1974 with regard to any of the assets of the Borrower or any of its Affiliates and such lien shall not have been released within 60 days; or

                  (i) a Servicer Event of Default shall have occurred or any Servicing Agreement shall not be in full force and effect for any reason, and, in either case, such Servicer or Servicing Agreement, as the case may be, shall not be replaced by a Servicer or a Servicing Agreement, as the case may be, acceptable to the Facility Agent within 60 days of such event; provided, however, the foregoing event shall not be an "Event of Default" hereunder if such Servicer Event of Default arises under a Servicing Agreement with a Servicer that is not an Affiliate of the Seller and within the 30 days of the occurrence of such event, all Financed Loans then serviced by such Servicer are released from the Pledged Collateral in accordance with the terms of this Agreement; or

                  (j) the Borrower shall fail to perform or observe the covenants set forth in Section 2.06 or 5.15 hereof; or

                  (k) the occurrence of an event or circumstance that has a Material Adverse Effect; or

                  (1) (i) one or more Liquidity Advances remain unpaid to the Liquidity Facility Providers for 180 days after any drawing by the Lender under the Liquidity Agreement, (ii) any Credit Support Advance (including any Rollover Advances thereof)

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

remains funded by a Credit Support Provider for 180 days after such Credit Support Advance is first made or (iii) any Regular Bank Advance (including a Rollover Advance thereof) remains funded by the Alternate Lender for 180 days after such Regular Bank Advance is first made; or

                  (m) the tangible book value of the assets (excluding provisions for "good will") on a going concern basis of Nelnet and its subsidiaries, on a consolidated basis, does not exceed the total amount of the liabilities of Nelnet and its subsidiaries, on a consolidated basis, by at least US $30,000,000; or

                  (n) Nelnet merges or consolidates its assets with any other entity, or permits any subsidiary to merge or consolidate its assets with any other entity, and such consolidated entity neither affirms all of the Borrower's obligations under this Agreement nor demonstrates to the Facility Agent that, after giving effect to such merger or consolidation, the tangible book value of the assets (excluding provisions for "good will") on a going concern basis of the consolidated entity and its subsidiaries, on a consolidated basis, exceeds the total amount of the liabilities of the consolidated entity and its subsidiaries, on a consolidated basis, by at least US $30,000,000; or

                  (o) Nelnet fails to perform any of its obligations under the Indemnification Agreement; or

                  (p) information in any of the reports described in Exhibits C, D, E or F hereto or in the reports described in the Valuation Agent Agreement, shall prove to have been false or incorrect in any material respect and such false or incorrect information shall remain uncorrected for three Business Days after written notice thereof shall have been received;

then, and in any such event, the Facility Agent may, by notice to the Borrower and the Trustee, declare the Termination Date to have occurred, whereupon all of the Obligations shall become immediately due and payable, except that, in the case of any event described in subsection (e) above, the Termination Date shall be deemed to have occurred automatically upon the occurrence of such event and all of the Obligations shall automatically become and be immediately due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower. Upon any such declaration or automatic occurrence, the Trustee and the Secured Creditors shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided to a secured party under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative. The rights and remedies of a secured party which may be exercised by the Trustee and/or the Secured Creditors pursuant to this Article shall include, without limitation, the right, without notice except as specified below, to solicit and accept bids for and sell the Pledged Collateral or any part thereof in one or more parcels at a public or private sale, at any exchange, broker's board or at any of the Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Trustee or the Secured Creditors may deem commercially reasonable. Any sale or transfer by the Trustee and/or the Secured Creditors of Financed Loans shall only be

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

made to an Eligible Lender. The Borrower agrees that, to the extent notice of sale shall be required by law, 10 Business Days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and that it shall be commercially reasonable for the Trustee to sell the Pledged Collateral to an Eligible Lender on an "as is" basis, without representation or warranty of any kind. The Trustee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given and may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Trustee shall be deemed to have notice of an Event of Default only upon a Corporate Trust Officer of the Trustee being notified, in writing, by the Borrower, the Facility Agent or a Secured Creditor that such events have occurred. The Trustee shall be paid its outstanding Trustee Fees prior to the distribution of any moneys received from the exercise of any remedies pursuant to this Article.

                                   ARTICLE VII

                      TRUSTEE AND ELIGIBLE LENDER TRUSTEE

                  Section 7.01. Acceptance of Trust. The Trustee hereby accepts the trusts imposed upon it by this Agreement, and agrees to perform said trusts, but only upon and subject to the following terms and conditions:

                  (a)      Except during the continuance of an Event of Default,

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform as to form with the requirements of this Agreement and whether or not they contain the statements required under this Agreement.

                  (b) In case an Event of Default has occurred and is continuing, the Trustee, in exercising the rights and powers vested in it by this Agreement, shall use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any liability or to institute or defend any suit in respect hereof in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, unless adequately indemnified to its satisfaction.

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

                  (d) Whether or not herein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  Section 7.02. Trustee's Right to Reliance. The Trustee shall be protected in acting upon any notice, resolution, request, consent, order, certificate, report, servicer's report appraisal, opinion or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Trustee may consult with experts and with counsel (who may be counsel for the Borrower, the Eligible Lender Trustee, the Facility Agent or the Trustee), and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered, and in respect of any determination made by it hereunder, including payment of moneys out of any fund or account, in good faith and in accordance with the opinion of such counsel.

                  Whenever in the administration hereof the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering, or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a certificate signed by an officer of the Borrower, the Eligible Lender Trustee, the Portfolio Administrator, the Facility Agent or any Secured Creditor.

                  The Trustee shall not be liable for any action taken, suffered, or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it hereby; provided, however, that the Trustee shall be liable for its negligence or willful misconduct in taking such action.

                  To the extent otherwise permitted by the terms of this Agreement, the Trustee is authorized, to sell, assign, transfer, convey, or repurchase Financed Loans in accordance with a request of the Borrower, the Facility Agent or any Secured Creditor, provided that no such Financed Loan may be sold, assigned, transferred, or conveyed to any Person who is not an Eligible Lender. The Trustee is further authorized to enter into agreements with other Persons, in its capacity as Trustee, in order to carry out or implement the terms and provisions of this Agreement.

                  Section 7.03. Compensation of Trustee. The Borrower shall pay to the Trustee from time to time pursuant to Section 2.05(c)(v) hereof reasonable compensation for all services rendered by it hereunder, as set forth in the letter agreement dated February 1, 2002, and also all its reasonable fees, expenses, charges, and other disbursements and those of its attorneys, agents, and employees incurred in and about the administration and execution of the trusts hereby created. The Borrower further agrees to indemnify and hold the Trustee harmless against any liability which it may incur in the exercise or performance of its powers and duties hereunder. The Trustee may not change the amount of its annual compensation without giving the Borrower at least 90 days' written notice prior to the beginning of a calendar year and without the written consent of the Facility Agent.

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

                  Section 7.04. Resignation of Trustee. The Trustee and any successor to the Trustee may resign and be discharged from the trust created by this Agreement by giving to the Borrower, the Eligible Lender Trustee and the Facility Agent notice in writing which notice shall specify the date on which such resignation is to take effect; provided, however, that such resignation shall only take effect on the day specified in such notice if a successor Trustee shall have been appointed pursuant to Section 7.06 hereof (and is qualified to be the Trustee under the requirements of Section 7.06 hereof). If no successor Trustee has been appointed by the date specified or within a period of 90 days from the receipt of the notice by the Borrower, the Eligible Lender Trustee and the Facility Agent, whichever period is the longer, the Trustee may
(a) appoint a temporary successor Trustee having the qualifications provided in
Section 7.06 hereof; or (b) request a court of competent jurisdiction to (i) require the Borrower to appoint a successor, as provided in Section 7.06 hereof, within three days of the receipt of citation or notice by the court; or (ii) appoint a Trustee having the qualifications provided in Section 7.06 hereof. In no event may the resignation of the Trustee be effective until a qualified successor Trustee shall have been selected and appointed. In the event a temporary successor Trustee is appointed pursuant to (a) above, the Borrower may remove such temporary successor Trustee and appoint a successor thereto pursuant to Section 7.06 hereof.

                  Section 7.05. Removal of Trustee. The Trustee or any successor Trustee may be removed (a) by the Borrower for cause or upon the sale or other disposition of the Trustee or its trust functions or (b) by the Borrower without cause so long as no Event of Default exists or has existed within the last 90 days, upon payment to the Trustee so removed of all money then due to it hereunder and appointment of a successor thereto by the Borrower and acceptance thereof by said successor.

                  In the event a Trustee (or successor Trustee) is removed, by any person or for any reason permitted hereunder, such removal shall not become effective until the successor Trustee has accepted appointment as such.

                  Section 7.06. Successor Trustee. In case at any time the Trustee or any successor Trustee shall resign, be dissolved, cease to be an "eligible lender" as defined in the Higher Education Act, or otherwise shall be disqualified to act or be incapable of acting, or in case control of the Trustee or of any successor Trustee or of its officers shall be taken over by any public officer or officers, a successor Trustee may be appointed by the Borrower by an instrument in writing duly authorized by resolution. In the case of any such appointment by the Borrower of a successor to the Trustee, the Borrower shall forthwith cause notice thereof to the Facility Agent.

                  Every successor Trustee appointed by the Borrower shall be a bank or trust company in good standing, organized and doing business under the laws of the United States or of a state therein, which has a reported capital and surplus of not less than $50,000,000, be authorized under the law to exercise corporate trust powers, be subject to supervision or examination by a federal or state authority, and be an Eligible Lender.

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

                  Section 7.07. Manner of Vesting Title in Trustee. Any successor Trustee appointed hereunder shall execute, acknowledge, and deliver to its predecessor Trustee, and also to the Borrower and the Facility Agent, an instrument accepting such appointment hereunder, and thereupon such successor Trustee, without any further act, deed, or conveyance shall become fully vested with all the estate, properties, rights, powers, trusts, duties, and obligations of its predecessors in trust hereunder (except that the predecessor Trustee shall continue to have the benefits to indemnification hereunder together with the successor Trustee), with like effect as if originally named as Trustee herein; but the Trustee ceasing to act shall nevertheless, on the written request of the Borrower, or an authorized officer of the successor Trustee, execute, acknowledge, and deliver such instruments of conveyance and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor Trustee all the right, title, and interest of the Trustee which it succeeds, in and to the Pledged Collateral and such rights, powers, trusts, duties, and obligations, and the Trustee ceasing to act also, upon like request, pay over, assign, and deliver to the successor Trustee any money or other property or rights subject to the lien of this Agreement, including any pledged securities which may then be in its possession. Should any deed or instrument in writing from the Borrower be required by the successor Trustee for more fully and certainly vesting in and confirming to such new Trustee such estate, properties, rights, powers, and duties, any and all such deeds and instruments in writing shall on request be executed, acknowledged and delivered by the Borrower.

                  Section 7.08. [RESERVED]

                  Section 7.09. Trustee Covenants with Respect to "Eligible Lender" Status. The Trustee covenants as follows:

                  (a) the Trustee represents and warrants that it satisfies the requirements to be an "eligible lender" as that term is defined in the Higher Education Act and covenants that it will remain an "eligible lender" so long as the Trustee remains Trustee under this Agreement; provided, however, that the Trustee shall have no responsibility or liability hereunder if it fails to remain as an "eligible lender" as a result of the actions or inactions of the Borrower or any Servicer; and

                  (b) the Trustee shall take such actions, but only such actions, with respect to being an "eligible lender" as shall be reasonably requested by the Borrower; such actions do not include taking steps or instituting suits, actions or proceedings necessary or appropriate for the enforcement of all terms, covenants and conditions of all Financed Loans and agreements in connection therewith, including the prompt payment of all principal and interest payments and all other amounts due thereunder, for which the Borrower is solely responsible.

                  Section 7.10. Trustee's Status as an "Eligible Lender". For the purposes of this Agreement, all documents, agreements, understandings and arrangements relating to this Agreement that are executed by the Trustee have been executed by the Trustee with the understanding that it may be deemed to be an "eligible lender" under the Higher Education Act. The Borrower hereby acknowledges the fact that the Trustee may be

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

deemed an "eligible lender" under the Higher Education Act and thus may be subject to certain liabilities because of such status and that the Trustee is willing to accept the status of "eligible lender" hereunder as an accommodation to the Borrower, and the Borrower hereby agrees that it will indemnify and hold harmless the Trustee and its officers, directors, employees and agents for any and all liability which may be incurred because of Trustee's status as an "eligible lender" or because of the Trustee's entering into this Agreement or any of the other Transaction Documents that results from the actions or inactions of the Borrower or any Servicer. The Borrower agrees that it will not seek recourse or commence any action against the Trustee or its officers, directors, employees or agents or any of their personal assets for the performance or payment of any obligation under the Higher Education Act.

                  Section 7.11. Acceptance of Duties of Eligible Lender Trustee. The Eligible Lender Trustee hereby agrees to hold legal title to the Financed Loans on behalf of the Borrower, and to perform its duties as Eligible Lender of such Financed Loans, including under this Agreement and the other Transaction Documents.

                  Section 7.12. Eligible Lender Trustee Covenants with Respect to "Eligible Lender" Status. The Eligible Lender Trustee covenants as follows:

                  (a) the Eligible Lender Trustee will remain an "eligible lender" so long as it remains Eligible Lender Trustee under the Eligible Lender Trust Agreement and this Agreement; provided, however, that the Eligible Lender Trustee shall have no responsibility or liability hereunder if it fails to remain as an "eligible lender" as a result of the actions or inactions of the Borrower or any Servicer;

                  (b) the Eligible Lender Trustee shall take such actions, but only such actions, with respect to being an "eligible lender" as shall be reasonably requested by the Borrower; such actions do not include taking steps or instituting suits, actions or proceedings necessary or appropriate for the enforcement of all terms, covenants and conditions of all Financed Loans and agreements in connection therewith, including the prompt payment of all principal and interest payments and all other amounts due thereunder, for which the Borrower is solely responsible; and

                  (c) the Eligible Lender Trustee shall take such actions with respect to being "Eligible Lender Trustee" as shall be reasonably requested by the Trustee or the Facility Agent.

                  Section 7.13. Compensation of Eligible Lender Trustee. The Borrower shall pay to the Eligible Lender Trustee from time to time pursuant to
Section 2.05(c)(v) hereof reasonable compensation for all services rendered by it hereunder and under the Eligible Lender Trust Agreement, as set forth in the Eligible Lender Trust Agreement, and also all its reasonable fees, expenses, charges, and other disbursements and those of its attorneys, agents, and employees incurred in connection with carrying out its duties contemplated hereby and thereby. The Eligible Lender Trustee may not change the amount of its annual compensation without giving the Borrower at least 90 days' written

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notice prior to the beginning of a calendar year and without the written consent of the Facility Agent.

                  Section 7.14. Resignation of Eligible Lender Trustee. The Eligible Lender Trustee and any successor to the Eligible Lender Trustee may resign and be discharged from its obligations with respect to the Financed Loans, this Agreement and the Eligible Lender Trust Agreement by giving to the Borrower, the Trustee and the Facility Agent notice in writing which notice shall specify the date on which such resignation is to take effect; provided, however, that such resignation shall only take effect on the day specified in such notice if a successor Eligible Lender Trustee shall have been appointed pursuant to Section 7.16 hereof (and is qualified to be the Eligible Lender Trustee under the requirements of Section 7.16 hereof). If no successor Eligible Lender Trustee has been appointed by the date specified or within a period of 60 days from the receipt of the notice by the Borrower, the Trustee and the Facility Agent, whichever period is the longer, the Eligible Lender Trustee may
(a) appoint a temporary successor Eligible Lender Trustee having the qualifications provided in Section 7.16 hereof; or (b) request a court of competent jurisdiction to (i) require the Borrower to appoint a successor, as provided in Section 7.16 hereof, within three days of the receipt of citation or notice by the court; or (ii) appoint an Eligible Lender Trustee having the qualifications provided in Section 7.16 hereof. In no event may the resignation of the Eligible Lender Trustee be effective until a qualified successor Eligible Lender Trustee shall have been selected and appointed. In the event a temporary successor Eligible Lender Trustee is appointed pursuant to (a) above, the Borrower may remove such temporary successor Eligible Lender Trustee and appoint a successor thereto pursuant to Section 7.16 hereof.

                  Section 7.15. Removal of Eligible Lender Trustee. The Eligible Lender Trustee or any successor Eligible Lender Trustee may be removed at any time by the Borrower without cause, and upon 30 days' notice to the Eligible Lender Trustee, the Trustee and the Facility Agent, and upon payment to the Eligible Lender Trustee (or successor Eligible Lender Trustee) so removed of all money then due to it hereunder and appointment of a successor thereto by the Borrower and acceptance thereof by said successor.

                  In the event an Eligible Lender Trustee (or successor Eligible Lender Trustee) is removed, by any Person or for any reason permitted hereunder, such removal shall not become effective until the successor Eligible Lender Trustee has accepted appointment as such.

                  Section 7.16. Successor Eligible Lender Trustee. In case at any time the Eligible Lender Trustee or any successor Eligible Lender Trustee shall resign, be dissolved, cease to be an "eligible lender" as defined in the Higher Education Act, or otherwise shall be disqualified to act or be incapable of acting, or in case control of the Eligible Lender Trustee or of any successor Eligible Lender Trustee or of its officers shall be taken over by any public officer or officers, a successor Eligible Lender Trustee (who may be the Trustee) may be appointed by the Borrower by an instrument in writing duly authorized by resolution. In the case of any such appointment by the Borrower of a

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successor to the Eligible Lender Trustee, the Borrower shall forthwith cause notice thereof to the Facility Agent and the Trustee.

                  Every successor Eligible Lender Trustee appointed by the Borrower shall be a bank or trust company in good standing, organized and doing business under the laws of the United States or of a state therein, which has a reported capital and surplus of not less than $20,000,000, be subject to supervision or examination by a federal or state authority, and be an Eligible Lender.

                  Section 7.17. Eligible Lender Trustee's Status as an "Eligible Lender". For the purposes of this Agreement, all documents, agreements, understandings and arrangements relating to this Agreement that are executed by the Eligible Lender Trustee have been executed by the Eligible Lender Trustee with the understanding that it may be deemed to be an "eligible lender" under the Higher Education Act. The Borrower hereby acknowledges the fact that the Eligible Lender Trustee may be deemed an "eligible lender" under the Higher Education Act and thus may be subject to certain liabilities because of such status and that the Eligible Lender Trustee is willing to accept the status of "eligible lender" hereunder as an accommodation to the Borrower, and the Borrower hereby agrees that it will indemnify and hold harmless the Eligible Lender Trustee and its officers, directors, employees and agents for any and all liability which may be incurred because of Eligible Lender Trustee's status as an "eligible lender" or because of the Eligible Lender Trustee's entering into this Agreement or any of the other Transaction Documents that results from the actions or inactions of the Borrower or any Servicer. The Borrower agrees that it will not seek recourse or commence any action against the Eligible Lender Trustee or its officers, directors, employees or agents or any of their personal assets for the performance or payment of any obligation under the Higher Education Act.

                                  ARTICLE VIII

                                INDEMNIFICATION

                  Without limiting any other rights which the Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Alternate Lender, the Liquidity Facility Providers, the Credit Support Providers or any of their respective Affiliates may have hereunder or under applicable law, and notwithstanding any limitation on recourse to the Borrower set forth in this Agreement, any of the other Transaction Documents, the Liquidity Agreement or the Credit Support Agreement, the Borrower hereby agrees to indemnify the Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Alternate Lender, the Liquidity Facility Providers, the Credit Support Providers and each of their respective officers, directors, employees, agents, attorneys-in-fact and Affiliates from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement, the Liquidity Agreement, the Credit Support Agreement or the Pledged Collateral, excluding, however, Indemnified Amounts to the extent resulting from the gross negligence or willful misconduct of the

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Person seeking indemnification. Without limiting the foregoing, the Borrower shall indemnify the Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Alternate Lender, the Liquidity Facility Providers, the Credit Support Providers and each of their respective officers, directors, employees, agents, attorneys-in-fact and Affiliates for Indemnified Amounts relating to or resulting from:

                  (a) any Financed Loan treated as or represented by the Borrower to be an Eligible Loan which is not at the applicable time an Eligible Loan;

                  (b) any representation or warranty made or deemed made by the Borrower, any Servicer, Nelnet or any of their respective officers under or in connection with this Agreement or any other Transaction Document, which shall have been false or incorrect when made or deemed made or delivered;

                  (c) the failure by the Borrower or the Servicer to comply with any term, provision or covenant contained in this Agreement or any other Transaction Document, or with any applicable law, rule or regulation with respect to any Pledged Collateral, or the nonconformity of any Financed Loan or any other Pledged Collateral with any such applicable law, rule or regulation;

                  (d) the failure to vest and maintain vested in the Trustee for the benefit of the Secured Creditors or to transfer to the Trustee, a first priority security interest in any of the Pledged Collateral, free and clear of any Adverse Claim (except as otherwise provided herein);

                  (e) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Pledged Collateral;

                  (f) any dispute, claim, offset or defense (other than the discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Financed Loan or any Servicer to the payment of any obligation otherwise owing under a Transaction Document (including, without limitation, a defense based on such Financed Loan or obligation or the related Transaction Document not being a legal, valid and binding obligation of such Person enforceable against it in accordance with its terms);

                  (g) any failure of the Borrower to perform its duties or obligations in accordance with the provisions of this Agreement or any other Transaction Document or any failure by the Borrower to perform its respective duties in respect of the Financed Loans;

                  (h) any breach of contract by the Borrower or any claim or action of whatever sort arising out of or in connection with any Transaction Document or the transactions contemplated thereby;

                  (i) the failure to pay when due any taxes, including without limitation, sales, excise or personal property taxes payable in connection with the Pledged Collateral;

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

                  (j) any repayment by the Lender, the Alternate Lender, the Liquidity Facility Providers or the Credit Support Providers of any amount previously distributed in payment of Advances or payment of Program Availability Fees, Program Usage Fees, Alternate Interest Amounts and Liquidity Interest Amounts or any other amount due hereunder, in each case which amount any such Lender, the Alternate Lender, the Liquidity Facility Providers or the Credit Support Providers believes in good faith is required to be repaid;

                  (k) the commingling by the Borrower or any of its Affiliates of Collections at any time with other funds;

                  (1) any investigation, litigation or proceeding expressly related to this Agreement, the Liquidity Agreement, the Credit Support Agreement or any other Transaction Document or the use of proceeds of Advances or the Pledged Collateral or in respect of any Financed Loan;

                  (m) any failure by the Borrower to give reasonably equivalent value to any Seller in consideration for the Financed Loans sold, or deemed to have been sold, to it by such Seller, or any attempt by any Person to void or otherwise avoid any such transaction under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code;

                  (n) any failure of the Borrower or any of its agents or representatives to remit to the Trustee, Collections (including the Higher SAP Differentials) of Financed Loans and other Pledged Collateral remitted to the Borrower or any such agent or representative;

                  (o) any failure by Nelnet to perform its obligations in accordance with the provisions of the Indemnification Agreement;

                  (p) any investigation, litigation or proceeding relating to the Financed Loans which are Higher SAP Loans;

                  (q) any default by the Borrower under any Covered Indenture or with respect to any other Debt adversely affecting the Borrower or the Pledged Collateral; and

                  (r) the absence of "no petition" "limited recourse" or "subordination" language in any other financing of the Borrower.

                  Any amounts subject to the indemnification provisions of this Article shall be paid by the Borrower to the Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Alternate Lender, the Liquidity Facility Providers, the Credit Support Providers or their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates, as the case may be, for the benefit of the applicable payee, within two Business Days following written demand therefor.

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                                   ARTICLE IX

                                 FACILITY AGENT

                  Section 9.01. Authorization and Action of Facility Agent. The Lender and the Alternate Lender hereby accept the appointment of and authorize the Facility Agent to take such action as agent on their behalf and to exercise such powers as are delegated to the Facility Agent by the terms hereof, together with such powers as are reasonably incidental thereto. The Facility Agent reserves the right, in its sole discretion, to take any actions and exercise any rights or remedies under this Agreement and any related agreements and documents. The Facility Agent agrees to give to the Lender and the Alternate Lender prompt notice of each notice and determination and a copy of each certificate and report (if such notice, report, determination, or certificate is not given by the applicable Person to the Lender or the Alternate Lender) given to it by the Borrower, any Seller, any Servicer, the Valuation Agent, or the Trustee or the Eligible Lender Trustee, pursuant to the terms of this Agreement. Except for actions which the Facility Agent is expressly required to take pursuant to this Agreement, as the case may be, the Facility Agent shall not be required to take any action which exposes the Facility Agent to personal liability or which is contrary to applicable law unless the Facility Agent shall receive further assurances to its satisfaction from the Lender and the Alternate Lender that it will be indemnified against any and all liability and expense which may be incurred in taking or continuing to take such action.

                  Section 9.02. Agency Termination. Subject to Section 9.06 hereof, the appointment and authority of the Facility Agent hereunder shall terminate upon the payment to (a) the Lender and the Alternate Lender of all amounts owing to Lender and the Alternate Lender hereunder and under the Advances and (b) the Facility Agent of all amounts due hereunder and under the Advances.

                  Section 9.03. Facility Agent's Reliance. Etc. Neither the Facility Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it as Facility Agent under or in connection with this Agreement or any related agreement or document, except for its own gross negligence or willful misconduct. Without limiting the foregoing, the Facility Agent: (a) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to the Lender, the Alternate Lender, any Liquidity Facility Provider or any Credit Support Provider and shall not be responsible to the Lender, the Alternate Lender, any Liquidity Facility Provider or any Credit Support Provider for any statements, warranties or representations made by the Borrower, the Trustee, the Eligible Lender Trustee, any Seller, any Servicer, any Guarantor, Nelnet or the Valuation Agent in connection with this Agreement or any other Transaction Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Transaction Document on the part of the Borrower, the Trustee, the Eligible Lender Trustee, any Servicer, any Seller, any Guarantor, Nelnet or the Valuation Agent or to inspect the property (including

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

the books and records) of the Borrower, the Trustee, the Eligible Lender Trustee, any Servicer, any Seller, any Guarantor, Nelnet or the Valuation Agent;
(d) shall not be responsible to the Lender, the Alternate Lender, any Liquidity Facility Provider or any Credit Support Provider, as the case may be, for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (e) shall incur no liability under or in respect of this Agreement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by telex) believed by it in good faith to be genuine and signed or sent by the proper party or parties.

                  Section 9.04. Facility Agent and Affiliates. The Facility Agent and its Affiliates may generally engage in any kind of business with the Borrower, the Trustee, the Eligible Lender Trustee, any Servicer, any Guarantor, Nelnet, any Seller or the Trustee, any of their respective Affiliates and any Person who may do business with or own securities of the Borrower, the Trustee, the Eligible Lender Trustee, any Servicer, any Guarantor, Nelnet, any Seller or the Trustee or any of their respective Affiliates, all as if Royal Bank of Canada were not the Facility Agent and without any duty to account therefor to the Lender, the Alternate Lender, any Liquidity Facility Provider or any Credit Support Provider.

                  Section 9.05. Advance Decision. The Lender and the Alternate Lender acknowledge that each has, independently and without reliance upon the Facility Agent, and based on such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and to make Advances hereunder. The Lender and the Alternate Lender also acknowledge that each will, independently and without reliance upon the Facility Agent or any of its Affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement or any related agreement, instrument or other document.

                  Section 9.06. Successor Facility Agent. The Facility Agent may resign at any time by giving five days' written notice thereof to the Lender, the Alternate Lender, each Liquidity Facility Provider, each Credit Support Provider, the Borrower, the Eligible Lender Trustee, the Portfolio Administrator and the Trustee. Upon any such resignation, the Lender and the Alternate Lender shall have the right to appoint a successor Facility Agent approved by the Borrower (which approval will not be unreasonably withheld or delayed). If no successor Facility Agent shall have been so appointed and shall have accepted such appointment, within sixty days after the retiring Facility Agent's giving of notice of resignation, then the retiring Facility Agent may, on behalf of the Lender and the Alternate Lender, appoint a successor Facility Agent. If the successor Facility Agent is not an Affiliate of the resigning Facility Agent, such successor Facility Agent shall be subject to the Borrower's prior written approval (which approval will not be unreasonably withheld or delayed). Upon the acceptance of any appointment as Facility Agent hereunder by a successor Facility Agent, such successor Facility Agent shall thereupon succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Facility Agent, and the retiring Facility Agent shall be discharged

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

from its duties and obligations under this Agreement. After any retiring Facility Agent's resignation hereunder as Facility Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Facility Agent under this Agreement.

                                   ARTICLE X

                                 MISCELLANEOUS

                  Section 10.01. Amendments and Waivers. No amendment or modification of any provision of this Agreement shall be effective without the written agreement of the Borrower, the Lender, the Facility Agent and, to the extent affected thereby, the Trustee and/or the Eligible Lender Trustee, and no termination or waiver of any provision of this Agreement or consent to any departure therefrom by the Borrower shall be effective without the written concurrence of the Facility Agent. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  Section 10.02. Notices. Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy or other electronic means) and mailed, delivered by nationally recognized overnight courier service, telexed, transmitted or delivered by hand, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five days after being deposited in the United States mails, first class postage prepaid; (b) notice by telex, when telexed against receipt of answerback; or (c) notice by facsimile or other electronic copy, when verbal communication of receipt is obtained, except that notices and communications pursuant to Article II hereof shall not be effective until received.

                  Section 10.03. No Waiver; Remedies. No failure on the part of the Trustee, the Facility Agent or the Secured Creditors to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  Section 10.04. Binding Effect; Assignability; Confidentiality. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Facility Agent, the Lender, the Alternate Lender, the Liquidity Facility Providers, the Credit Support Providers, the Trustee, the Eligible Lender Trustee and their respective successors and permitted assigns. This Agreement and the rights and obligations of the Lender, the Alternate Lender, the Liquidity Facility Providers and the Credit Support Providers hereunder and interests herein shall be assignable in whole or in part (including by way of the sale of participation interests therein or by assignment by the Liquidity Facility Providers of any of its assigns of the whole or any part of the Commitment) by the Lender, the Alternate Lender, the Liquidity Facility Providers, the Credit Support

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

Providers and their successors and assigns; provided, however, that the Lender, the Alternate Lender, the Liquidity Facility Providers and the Credit Support Providers shall not transfer or assign its interests in the Advances if immediately after such transfer or assignment, the Advances would be owned by more than 100 persons as described in Section 1.7704-l(h) of the Treasury Regulations. The Borrower may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the Facility Agent. The parties to each assignment or participation made pursuant to this Section shall execute and deliver to the Borrower and the Facility Agent for their acceptance and recording in their respective books and records, an assignment or a participation agreement or other transfer instrument reasonably satisfactory in form and substance to the Borrower and the Facility Agent (and the Borrower hereby acknowledges that the form of assignment attached to the Liquidity Agreement and the Credit Support Agreement shall be acceptable in form and substance). Each such assignment or participation shall be effective as of the date specified in the agreement or instrument only after the execution, delivery, acceptance and recording as described in the preceding sentence. The Lender, the Alternate Lender, the Liquidity Facility Providers and the Credit Support Providers shall each notify the Borrower of any assignment or participation thereof made pursuant to this Section. Subject to Section 10.11 hereof, none of the Lender, the Alternate Lender, the Liquidity Facility Providers or the Credit Support Providers may, in connection with any assignment or participation or any proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower and the Pledged Collateral furnished to it by or on behalf of the Borrower, without either (a) first obtaining the prior written consent of the Borrower, which consent shall not be unreasonably withheld; or (b) delivering to the Borrower a written agreement signed by the proposed assignee or participant, for the Borrower's benefit and otherwise in form and substance reasonably acceptable to the Borrower pursuant to which the proposed assignee or participant agrees to maintain the confidentiality of the information concerning the Borrower and the Financed Loans that may be provided to it by the Facility Agent, the Lender, the Alternate Lender, the Liquidity Facility Providers or the Credit Support Providers.

                  Section 10.05. Survival. The rights and remedies with respect to any breach of a representation and warranty made by the Borrower pursuant to
Article IV hereof and the indemnification and payment provisions of Articles VII and VIII hereof and Sections 2.15, 10.08, 10.09, 10.14 and 10.15 hereof shall be continuing and shall survive the termination of this Agreement.

                  Section 10.06. Governing Law; Severability. This Agreement shall be construed in all respects in accordance with, and governed by the internal laws (as opposed to conflicts of law provisions) of the State of New York. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

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                  Section 10.07. Submission to Jurisdiction: Waiver of Jury and
Bond. THE BORROWER, THE LENDER, THE ALTERNATE LENDER AND THE FACILITY AGENT HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE CITY OF NEW YORK, NEW YORK, AND IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT (OTHER THAN PROCEEDINGS WITH RESPECT TO THE FORECLOSURE ON THE PLEDGED COLLATERAL WHICH MAY BE BROUGHT IN THE JURISDICTION IN WHICH SUCH PLEDGED COLLATERAL IS LOCATED) SHALL BE LITIGATED IN SUCH COURTS, AND THE BORROWER, THE LENDER, THE ALTERNATE LENDER AND THE FACILITY AGENT EACH WAIVE ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO IT AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGES TO THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE
(5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO SUCH ADDRESS.

                  THE BORROWER, THE LENDER, THE ALTERNATE LENDER AND THE FACILITY AGENT EACH ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY CLAIM OR CAUSE OF ACTION (INCLUDING ANY COUNTERCLAIM) ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE, AND WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE LENDER, THE ALTERNATE LENDER OR THE FACILITY AGENT. NOTHING CONTAINED IN THIS SECTION SHALL AFFECT THE RIGHT OF THE LENDER, THE ALTERNATE LENDER OR THE FACILITY AGENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE LENDER, THE ALTERNATE LENDER OR THE FACILITY AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION TO THE EXTENT NECESSARY TO ENFORCE ITS LIENS AGAINST PROPERTY LOCATED IN SUCH JURISDICTIONS. THE BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO ABOVE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

                  Section 10.08. Costs, Expenses and Taxes. In addition to the rights of indemnification granted to the Trustee, the Eligible Lender Trustee, the Facility Agent,

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the Lender, the Alternate Lender and the Liquidity Facility Providers and their respective Affiliates under Article VIII hereof, and notwithstanding any limitation on recourse set forth herein, the Borrower agrees to pay on demand all reasonable costs, fees and expenses of the Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Alternate Lender or the Liquidity Facility Providers incurred in connection with the preparation, execution, delivery, administration (including periodic auditing), or any amendment or modification of, or any waiver or consent issued in connection with, this Agreement, the Liquidity Agreement or any other Transaction Document, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Alternate Lender or the Liquidity Facility Providers with respect thereto and with respect to advising the Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Alternate Lender and the Liquidity Facility Providers as to their respective rights and remedies hereunder or thereunder, and all costs, fees and expenses, if any (including reasonable counsel fees and expenses), incurred by the Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Alternate Lender or the Liquidity Facility Providers in connection with the enforcement of this Agreement, the Liquidity Agreement and the other Transaction Documents.

                  Section 10.09. Recourse Against Certain Parties. No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Alternate Lender, the Liquidity Facility Providers or the Credit Support Providers as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of the Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Alternate Lender, the Liquidity Facility Providers or the Credit Support Providers or any incorporator, affiliate, stockholder, officer, employee or director of the Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Alternate Lender, the Liquidity Facility Providers or the Credit Support Providers or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Alternate Lender, the Liquidity Facility Providers and the Credit Support Providers contained in this Agreement and all of the other agreements, instruments and documents entered into by the Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Alternate Lender, the Liquidity Facility Providers or the Credit Support Providers pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of the Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Alternate Lender, the Liquidity Facility Providers or the Credit Support Providers, as applicable, and that no personal liability whatsoever shall attach to or be incurred by any administrator of the Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Alternate Lender, the Liquidity Facility Providers or the Credit Support Providers or any incorporator, stockholder, affiliate, officer, employee or director of the Trustee, the Eligible Lender Trustee, the Facility Agent, Lender, the Alternate Lender, the Liquidity Facility Providers or the Credit Support Providers or of any such administrator, as such, or any other them, under or by reason of any of the obligations, covenants or agreements of the Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Liquidity Facility Providers or the Credit Support Providers contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such administrator of the Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Alternate Lender, the Liquidity Facility Providers or the Credit Support Providers and each incorporator, stockholder, affiliate, officer, employee or director of the Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Alternate Lender, the Liquidity Facility Providers or the Credit Support Providers or of any such administrator, or any of them, for breaches by the Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Alternate Lender, the Liquidity Facility Providers or the Credit Support Providers of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section shall survive the termination of this Agreement.

                  Section 10.10. Execution in Counterparts; Severability; Integration. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

                  Section 10.11. Confidentiality. The Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Alternate Lender, the Liquidity Facility Providers and the Credit Support Providers each agree to keep confidential and not disclose any non-public information or documents related to the Borrower or any Affiliate of the Borrower delivered or provided to such Person in connection with this Agreement, any other Transaction Document or the transactions contemplated hereby or thereby and which are clearly identified in writing by the Borrower or such Affiliate as being confidential; provided, however, that each of the Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Alternate Lender, the Liquidity Facility Providers and the Credit Support Providers may disclose any such information (a) to the extent required or deemed necessary and/or advisable by such Person's counsel in any judicial, regulatory, arbitration or governmental proceeding or under any law, regulation, order, subpoena or decree; (b) to its officers, directors, employees, accountants, auditors and outside counsel, in each case, provided they are informed of the confidentiality thereof and agree to maintain such confidentiality; (c) to or by any liquidity or credit provider for the Lender, any potential liquidity or credit provider for the Lender, or any assignee or participant or potential assignee or participant of any liquidity or credit provider for the Lender, provided they are informed of the confidentiality thereof and agree to maintain such confidentiality; (d) to any assignee, participant, or potential assignee or participant of or with any Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Alternate Lender, the Liquidity Facility Providers or the Credit Support Providers, provided such Person agrees to be bound by the confidentiality provisions hereof or similar hereto; (e) to bank examiners and any other Person to whom the Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Alternate Lender, the Liquidity Facility Providers and the Credit Support Providers, any such liquidity or credit support provider or assignee or participant is required by law, regulation, decree or order to make such disclosure; (f) in connection with the enforcement hereof or of any of the other Transaction Documents, the Liquidity Agreement or the Credit Support Agreement; (g) to any rating agency rating the commercial paper notes of the Lender; and (h) to such other Persons as may be approved by the Borrower. Notwithstanding the foregoing, the foregoing obligations shall not apply to any such information, documents or portions thereof that: (i) were of public knowledge or literature generally available to the public at the time of such disclosure; or (ii) have become part of the public domain by publication or otherwise, other than as a result of the failure of the Trustee, the Eligible Lender Trustee, the Facility Agent, the Lender, the Alternate Lender, the Liquidity Facility Providers or the Credit Support Providers, or any of their respective employees, directors, officers, advisors, accountants, auditors, or legal counsel to preserve the confidentiality thereof.

                  Section 10.12. Section Titles. The section titles contained in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.

                  Section 10.13. Entire Agreement. This Agreement, including all Exhibits, Schedules and other documents attached hereto or incorporated by reference herein, together with the other Transaction Documents constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other negotiations, understandings and representations, oral or written, with respect to the subject matter hereof.

                  Section 10.14. No Petition.

                  (a) Each of the Borrower, the Trustee and the Eligible Lender Trustee hereby covenants and agrees that prior to the date which is one year and one day after the payment in full of all outstanding CP of the Lender, it will not institute against or join any other person or entity in instituting against the Lender, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                  (b) Each of the Lender, the Alternate Lender, the Facility Agent, the Trustee and the Eligible Lender Trustee hereby covenants and agrees that prior to the date which is one year and one day after the payment in full of all outstanding Debt of the Borrower, it will not institute against or join any other person or entity in instituting against the Borrower, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States.

                  Section 10.15. Limited Recourse: Subordination.

                  (a) The obligations of the Borrower under this Agreement are obligations solely of the Borrower and shall not constitute a claim against the Borrower to the extent that the Borrower does not have funds sufficient to make payment of such obligations. The Lender, the Alternate Lender, the Facility Agent and each Affected Party acknowledge and agree that the Obligations are not secured by any assets of the Borrower other than the Pledged Collateral pledged to the Trustee (for the benefit of the Secured Creditors) pursuant to Section
2.10 hereof. In furtherance of and not in derogation of the foregoing, to the extent the Borrower has entered or enters into other secured financings or securitization transactions, the Lender, the Alternate Lender, the Facility Agent and each Affected Party acknowledge and agree that they shall have no right, title or interest in or to Other Assets. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this subsection, the Lender, the Alternate Lender, the Facility Agent or any Affected Party either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then the Lender, the Alternate Lender, the Facility Agent and each Affected Party further acknowledge and agree that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Borrower which, under the terms of the relevant documents relating to the financing or securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distribution or application under applicable law, including insolvency laws, and whether asserted against the Borrower), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. The Lender, the Alternate Lender, the Facility Agent, and each Affected Party further acknowledge and agree that no adequate remedy at law exists for a breach of this Section 10.15 and the terms of this Section
10.15 may be enforced by an action for specific performance.

                  (b) The provisions of this Section 10.15 shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

                  (c) The Borrower covenants and agrees that if it enters into financing or securitization transactions with respect to Other Assets, it shall cause the appropriate documentation with respect thereto to include provisions substantially similar to those contained in this Section 10.15 pursuant to which the Person(s) to which Other Assets are conveyed disclaims (and subordinates) any interest it may have in the assets of the Borrower other than the specific Other Assets related to such financing or securitization.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                             THE BORROWER:

                                             NELNET EDUCATION
                                             LOAN FUNDING INC.

                                             By:  /s/ Terry J. Heimes
                                                 ------------------------------
                                                 Name: Terry J. Heimes
                                                 Title: President

                                             c/o Nelnet, Inc.
                                             121 South 13 Street, Suite 301
                                             Lincoln, NE 68508
                                             Attn: Terry J. Heimes
                                             Telephone: (402) 458-2303
                                             Facsimile: (402) 458-2399

                                             THE LENDER:

                                             THUNDER BAY FUNDING INC.

                                             BY: ROYAL BANK OF CANADA, its
                                                attorney-in-fact

                                             By:  /s/ Eric Wise
                                                 -------------------------------
                                                 Name: ERIC WISE
                                                       Authorized Signatory

                                             c/o RBC Capital Markets
                                             One Little Falls Centre
                                             2711 Centerville Road, Suite 215
                                             Wilmington, DE 19808
                                             Attn: Kim Wagner
                                             Telephone: (302) 892-5903
                                             Facsimile: (302) 892-5900 or
                                                        (302)-892-5925

 [Signature Page to Amended and Restated Warehouse Loan and Security Agreement]

                                             And, with respect to any Advance
                                             Request/Prepayment Notice, with a
                                             copy to:

                                             Global Securitization Services
                                             114 West 47th Street, Suite 1715
                                             New York, NY 10036
                                             Attn: Tony Wong
                                             Telephone: (212) 302-5151 Ext. 13
                                             Facsimile: (212) 302-8767
                                             e-mail: twong@gssnyc.com

                                             THE FACILITY AGENT:

                                             ROYAL BANK OF CANADA

                                             BY: /s/  Sophia Shields
                                                --------------------------------
                                                Name: Sophia Shields
                                                Authorized Signatory

                                             c/o RBC Capital Markets
                                             One Little Falls Centre
                                             2711 Centerville Road, Suite 215
                                             Wilmington, DE 19808
                                             Attn: Kim Wagner
                                             Telephone: (302) 892-5903
                                             Facsimile: (302) 892-5900 or
                                                        (302)-892-5925

                                             And, with respect to any Advance
                                             Request/Prepayment Notice, with a
                                             copy to:

                                             Global Securitization Services
                                             114 West 47th Street, Suite 1715
                                             New York, NY 10036
                                             Attn: Tony Wong
                                             Telephone: (212) 302-5151 Ext. 13
                                             Facsimile: (212) 302-8767
                                             e-mail: twong@gssnyc.com

 [Signature Page to Amended and Restated Warehouse Loan and Security Agreement]

                                             ALTERNATE LENDER:

                                             ROYAL BANK OF CANADA

                                             By: /s/ Sophia Shields
                                                 -------------------------------
                                                 Name: Sophia Shields

                                                 Authorized Signatory

                                             By: /s/ Eric Wise
                                                 -------------------------------
                                                 Name: Eric Wise

                                                 Authorized Signatory

                                             c/o RBC Capital Markets
                                             One Little Falls Centre
                                             2711 Centerville Road, Suite 215
                                             Wilmington, DE 19808
                                             Attn: Kim Wagner
                                             Telephone: (302) 892-5903
                                             Facsimile: (302) 892-5900 or
                                                        (302)-892-5925

                                             And, with respect to any Advance
                                             Request/Prepayment Notice, with a
                                             copy to:

                                             Global Securitization Services
                                             114 West 47th Street, Suite 1715
                                             New York, NY 10036
                                             Attn: Tony Wong
                                             Telephone: (212)302-5151 Ext. 13
                                             Facsimile: (212) 302-8767
                                             e-mail: twong@gssnyc.com

                                             THE TRUSTEE:

                                             ZIONS FIRST NATIONAL BANK

                                             By: /s/ Dave Bata
                                                 -------------------------------
                                                 Dave Bata, Vice President

                                             Zions First National Bank
                                             717 Seventeenth Street
                                             Denver, CO 80202
                                             Attn: Corporate Trust Services
                                             Telephone: (970) 947-7470
                                             Facsimile: (970) 947-7480

 [Signature Page to Amended and Restated Warehouse Loan and Security Agreement]

                                             THE ELIGIBLE LENDER TRUSTEE:

                                             WELLS FARGO BANK MINNESOTA,
                                                NATIONAL ASSOCIATION

                                             By: /s/ Scott E. Ulven
                                                 -------------------------------
                                                 Scott E. Ulven
                                                 Corporate Trust Officer

                                             Wells Fargo Bank, Minnesota,
                                               National Association
                                             6th and Marquette Avenue
                                             Minneapolis, Minnesota 55479-0069
                                             Attention: Corporate Trust
                                                        Department
                                             Telephone: (612) 667-4802
                                             Facsimile: (612) 667-2149

 [Signature Page to Amended and Restated Warehouse Loan and Security Agreement]

                                             THE ORIGINAL BORROWER (solely for
                                                the purpose of Article IA
                                                hereunder):

                                             NELNET STUDENT LOAN
                                                WAREHOUSE CORPORATION-1

                                             By: /s/ Jeffrey Noordhoek
                                                -------------------------------
                                                Jeffrey Noordhoek,
                                                Vice President

                                             c/o Nelnet, Inc.
                                             121 South 13 Street, Suite 301
                                             Lincoln, NE 68508
                                             Attn: Terry J. Heimes
                                             Telephone: (402) 458-2303
                                             Facsimile: (402) 458-2399

 [Signature Page to Amended and Restated Warehouse Loan and Security Agreement]

                                    EXHIBIT A

                     FORM OF STUDENT LOAN PURCHASE AGREEMENT

                                       A-l

                             LOAN PURCHASE AGREEMENT

         This Loan Purchase Agreement (the "Loan Purchase Agreement") made and entered into as of this 28th day of April, 2003, by and between Nelnet Education Loan Funding, Inc., f/k/a NEBHELP, INC., a Nebraska corporation (the "Corporation") acting by and through Wells Fargo Bank Minnesota, National Association, not individually but as Eligible Lender Trustee (the "Trustee") under the Trust Agreement or Eligible Lender Trust Agreement, as applicable from time to time (as defined herein) and EFS Finance Co., a corporation organized and existing under the laws of the State of Indiana, and having its principal offices at 8425 Woodfield Crossing Boulevard, Suite 401, in the city of Indianapolis, State of Indiana (the "Seller").

                              W I T N E S S E T H:

         WHEREAS, the Corporation, by and through the Trustee, desires to purchase from the Seller certain FFELP Loans (as defined below) to assist students in obtaining a post-secondary education, title to which will be held by the Trustee pursuant to the Trust Agreement or Warehouse Loan Agreement, as applicable from time to time, and the Seller desires to sell certain FFELP Loans to the Corporation, title to which will be held by and through the Trustee, in accordance with the terms and conditions of this Loan Purchase Agreement; and

         WHEREAS, the Corporation expects to finance from time to time its purchase and ownership of the FFELP Loans purchased hereunder through the funding made available under one or more of the Financing Agreements.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

         Section 1. DEFINITIONS.

         "Bond Insurer" means MBIA Insurance Corporation and its successors and assigns.

         "Borrower" means the student or parent obligor under an Eligible Loan.

         "Certificate of Insurance" means a certificate of federal loan insurance issued with respect to an Eligible Loan by the Secretary of Education pursuant to the provisions of the Higher Education Act.

         "Contract of Insurance" means an agreement between the Secretary of Education and either the Trustee or the Seller providing for the insurance by the Secretary of Education of the principal of and accrued interest on a FFELP Loan to the maximum extent permitted under the Higher Education Act.

         "Corporation" means Nelnet Education Loan Funding, Inc., f/k/a NEBHELP, INC., a Nebraska corporation.

         "Eligible Lender Trust Agreement" means the Eligible Lender Trust Agreement dated as of April 28, 2003, between the Trustee and the Corporation.

         "Eligible Loan" means a FFELP Loan authorized to be acquired by the Corporation by and through the Trustee which (i) is either Insured or Guaranteed; (ii) if such FFELP Loan is a subsidized Stafford loan, qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments; if such FFELP Loan is a consolidation loan authorized under Section 428C of the Higher Education Act, qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments to the extent applicable; and if such FFELP Loan is a PLUS loan authorized under Section 428B of the Higher Education Act, a SLS loan authorized under Section 428 A of the Higher Education Act, or an unsubsidized Stafford loan authorized under Section 428H of the Higher Education Act, such FFELP Loan qualifies the holder thereof to receive Special Allowance Payments; (iii) complies with each representation and warranty with respect thereto contained herein; and (iv) meets the other criteria set forth in the Loan Purchase Regulations and is eligible for purchase under the terms of the applicable Financing Agreement.

         "Facility Agent" means Royal Bank of Canada, as the Facility Agent under the Warehouse Loan Agreement, and any successor or assign.

         "Federal Contracts" means all agreements between a Guarantee Agency and the Secretary of Education providing for the payment by the Secretary of Education of amounts authorized to be paid pursuant to the Higher Education Act, including, but not limited to, reimbursement of amounts paid or payable upon defaulted Eligible Loans and other student loans insured or guaranteed by any Guarantee Agency and federal interest subsidy payments and Special Allowance Payments, if applicable, to holders of qualifying student loans guaranteed by any Guarantee Agency.

         "FFELP Loans" means those specific loans acquired by the Trustee, on behalf of the Corporation, from the Seller pursuant to this Loan Purchase Agreement, inclusive of the promissory notes evidencing such loans and the related documentation in connection with each thereof, which were originated pursuant to the Federal Family Education Loan Program and the Higher Education Act.

         "Financing Agreement" means, collectively and individually, the following: the Warehouse Loan Agreement; Trust Indenture between NEBHELP, INC. as assignee and Norwest Bank Minnesota, National Association, as successor trustee, dated as of December 1, 1986; the Trust Indenture dated as of June 1, 1993, between NEBHELP, INC. as assignee and Norwest Bank Minnesota, National Association, as trustee; Trust Indenture between NEBHELP, INC. as assignee and Norwest Bank Minnesota, National Association, as successor trustee, dated as of November 15, 1985; Trust Indenture between NEBHELP, INC. as assignee and Norwest Bank Minnesota, National Association, as successor trustee, dated as of July 1, 1988; Trust Indenture between NEBHELP, INC. as assignee and Norwest Bank Minnesota, National Association, as trustee, dated as of September 1, 1993; and Trust Indenture between NEBHELP, INC. as assignee and Norwest Bank Minnesota, National Association, as trustee, dated as of May 1, 1997, as the same may be amended, modified, supplemented, restated or otherwise altered, which is utilized to finance, from time to time, the Corporation's purchase of the FFELP Loans under this Loan Purchase Agreement.

         "Guarantee" or "Guaranteed" means, with respect to a FFELP Loan, the guarantee by the Guarantee Agency, in accordance with the terms and conditions of the Guarantee Agreement, of the principal of and accrued interest on the FFELP Loan to the maximum extent permitted under the Higher Education Act on FFELP Loans which have been originated, held and serviced in full compliance with the Higher Education Act, and the coverage of the FFELP Loan by the Federal Contracts providing, among other things, for reimbursement to the Guarantee Agency for losses incurred by it on defaulted Eligible Loans guaranteed by it to the extent of the maximum reimbursement allowed by the Federal Contracts.

         "Guarantee Agency" means a state agency or a private nonprofit institution or organization which administers a Guarantee Program within a State or any successors and assignees thereof administering the Guarantee Program which has entered into a Guarantee Agreement with the Trustee on behalf of the Corporation.

         "Guarantee Agreement" means the Federal Contracts, an agreement between a Guarantee Agency and either the Trustee or the Seller providing for the Guarantee by such Guarantee Agency of the principal of and accrued interest on Eligible Loans to Borrowers, made or acquired by the Trustee or the Seller from time to time, and any other similar guarantee or agreement issued by a Guarantee Agency to the Corporation or the Trustee pertaining to Financed Eligible Loans.

         "Guaranteed Loans" means FFELP Loans that are Guaranteed.

         "Guarantee Program" means a Guarantee Agency's student loan guaranty program pursuant to which such Guarantee Agency guarantees or insures student loans.

         "Higher Education Act" shall mean Title IV, Parts B, F and G, of the Higher Education Act of 1965, as amended or supplemented and in effect from time to time, or any successor enactment thereto, and all regulations promulgated thereunder and any directives issued by the Secretary of Education.

         "Insurance" or "Insured" or "Insuring" means, with respect to a FFELP Loan, the insuring by the Secretary of Education (as evidenced by a Certificate of Insurance or other document or certification issued under the provisions of the Higher Education Act) under the Higher Education Act of the principal of and accrued interest on such FFELP Loan to the maximum extent permitted under the Higher Education Act for FFELP Loans originated, held and serviced in full compliance with the Higher Education Act.

         "Insured Loans" means FFELP Loans which are Insured.

         "Interest Subsidy Payments" means interest subsidy payments received from the Secretary of Education pursuant to Section 428 of the Higher Education Act or similar payments authorized by federal law or regulation.

         "Loan Purchase Agreement" means this Loan Purchase Agreement including all exhibits and schedules attached hereto, and any addenda, supplements or amendments hereto.

         "Loan Purchase Date" means the date as described in Section 2(b) hereof.

         "Loan Purchase Regulations" means the rules and regulations of the Corporation, as may be adopted by the Corporation from time to time (with the consent of any persons required under the terms of the applicable Financing Agreement), which pertain to the Program, which shall incorporate all requirements specified in any indentures or other financing arrangements to which the Corporation is subject.

         "Loan Transfer Schedule" means a written schedule on a form provided by the Corporation or its servicing agent identifying the Borrower on the FFELP Loans to be purchased hereunder.

         "Master Note" means a Master Promissory Note in the form mandated by
Section 432(m)(1)(D) of the Higher Education Act, as added by Pub. L.
105-244, Section 427, 112 Stat. 1702 (1998) as amended by Public Law No: 106-554
(enacted December 21, 2000) and as codified at 20 U.S.C. Section 1082(m)(1).

         "MPN Loan" means a FFELP Loan evidenced by a Master Note.

         "Program" means the Corporation's Eligible Loan acquisition program under which the Trustee will acquire Eligible Loans to assist students in obtaining a post-secondary education.

         "Secretary of Education" means the Commissioner of Education and the Secretary of the United States Department of Education (who succeeded to the functions of the Commissioner of Education pursuant to the Department of Education Organization Act), or any officer, board, body, commission or agency succeeding to the functions thereof under the Higher Education Act.

         "Seller" means EFS Finance Co., an Indiana corporation, which is an "eligible lender" under the criteria established by the Higher Education Act that has received an eligible lender designation by the Secretary of Education with respect to Insured Loans or from a Guarantee Agency with respect to Guaranteed Loans, identified in the introduction to this Loan Purchase Agreement, which is selling FFELP Loans to the Corporation hereunder or, if Seller is not designated as an eligible lender under the Higher Education Act, Seller holds beneficial ownership of FFELP Loans through its eligible lender trustee, which is an eligible lender under the Higher Education Act.

         "Special Allowance Payments" means special allowance payments authorized to be made by the Secretary of Education pursuant to Section 438 of the Higher Education Act or similar allowances authorized from time to time by federal law or regulation.

         "Trust Agreement" means one of the following, as applicable: Trust Indenture between NEBHELP, INC. as assignee and Norwest Bank Minnesota, National Association, as successor trustee, dated as of December 1, 1986; the Trust Indenture dated as of June 1, 1993, between NEBHELP, INC. as assignee and Norwest Bank Minnesota, National Association, as trustee; Trust Indenture between NEBHELP, INC. as assignee and Norwest Bank Minnesota, National Association, as successor trustee, dated as of November 15, 1985; Trust Indenture between NEBHELP, INC. as assignee and Norwest Bank Minnesota, National Association, as successor trustee, dated as of July 1,1988; Trust Indenture between NEBHELP, INC. as assignee and Norwest Bank Minnesota, National Association, as trustee, dated as of September 1, 1993; and Trust Indenture between NEBHELP, INC. as assignee and Norwest Bank Minnesota, National Association, as trustee, dated as of May 1, 1997.

         "Trustee" means Wells Fargo Bank Minnesota, National Association, acting in its capacity as Eligible Lender Trustee under the Trust Agreement or Eligible Lender Trust Agreement, as applicable, and not in its individual capacity.

         "Warehouse Loan Agreement" means the Amended and Restated Warehouse Loan and Security Agreement dated as of April 28, 2003, by and among the Trustee, the Corporation as Borrower, NELnet Student Loan Warehouse Corporation-1, as original borrower, Zions First National Bank as Trustee, Royal Bank of Canada as Alternate Lender and Facility Agent, and Thunder Bay Funding Inc. as Lender.

         Section 2. PURCHASE OF FFELP LOANS.

                  (a) Subject to the terms and conditions and in reliance upon the representations, warranties and agreements set forth herein, the Seller agrees to sell to the Trustee, acting on behalf of the Corporation, and the Corporation, acting by and through the Trustee under the Trust Agreement or Eligible Lender Trust Agreement, as applicable, on behalf of the Corporation, agrees to buy from the Seller, a portfolio of FFELP Loans which are Eligible Loans in the aggregate unpaid principal amount as set forth in the Loan Transfer Addendum in the form set forth in Exhibit A hereto. Additional portfolios of FFELP Loans may be purchased from the Seller hereunder by the Corporation by and through the Trustee from time to time in the future, if the parties hereto execute and deliver a subsequent Loan Transfer Addendum for each such purchase of a portfolio in the form set forth in Exhibit A hereto, reflecting the aggregate unpaid principal balance of Eligible Loans contained in such portfolio and the Loan Purchase Date, and if the Seller executes and delivers to the Corporation all documents required under Section 4 hereof as of the applicable Loan Purchase Date. Any subsequent purchase of an additional portfolio of FFELP Loans shall be governed in all respects by this Loan Purchase Agreement together with the Loan Transfer Addendum pertaining to such portfolio. The Seller shall deliver a Loan Transfer Schedule to the Corporation, not less than thirty (30) days prior to the applicable Loan Purchase Date. Consummation of the sale of each FFELP Loan shall require execution and delivery to the Corporation of the Seller's Closing Certificate in the form of Exhibit B hereto (and delivery of the documents described in Exhibit B hereto), the blanket endorsement and bill of sale as well as execution and delivery by the Seller in the forms set forth in Exhibits C and D hereto, respectively. It is the intention of the Seller that the transfer from the Seller to the Trustee on behalf of the Corporation constitutes a true sale of the FFELP Loans hereunder and that neither the interest in nor title to the FFELP Loans shall become or be deemed property of the Seller for any purpose under applicable law.

                  (b) Delivery and payment for the FFELP Loans shall take place at a location and on a date (the "Loan Purchase Date") to be specified by the Corporation. The applicable Loan Purchase Date shall not be later than the date set forth in the Loan Transfer Addendum pertaining to such FFELP Loans.

                  (c) Subject to the terms and conditions of this Loan Purchase Agreement, the Corporation agrees to purchase the FFELP Loans by and through the Trustee at a price equal to 100% of the outstanding unpaid principal amount thereof on the Loan Purchase Date with proceeds from the obligations issued pursuant to the Financing Agreement, or such other amount agreed upon and specified in the Loan Transfer Addendum as set forth in Exhibit A. The Seller shall be responsible for reporting to the Secretary of Education and, if required by the provisions of the Higher Education Act, offsetting against Interest Subsidy Payments and Special Allowance Payments made to the Seller by the Secretary of Education the entire amount of any origination fee which is authorized to be charged by the Higher Education Act with respect to the FFELP Loans sold hereunder. Additionally, the Seller shall, as a condition to the purchase by the Corporation of any FFELP Loan, be required to pay to the Corporation on the Loan Purchase Date the amount of any such origination fee which has not at that time been used to offset such Special Allowance Payments or Interest Subsidy Payments, to the extent that the Special Allowance Payments or Interest Subsidy Payments received by the Trustee in connection with such FFELP Loans shall be affected. Seller shall continue due diligence servicing in compliance with the Higher Education Act, at Seller's cost, up to the applicable Loan Purchase Date; thereafter, servicing shall be paid for by, and shall be the responsibility of, the Corporation.

                  (d) Subject to the terms and conditions of this Loan Purchase Agreement, Seller shall sell to the Corporation, by and through the Trustee, all Eligible Loans made to the same Borrower(s) which are held by or on behalf of Seller (serial loans).

                  (e) If Seller originates or purchases a FFELP Loan which is a consolidation loan under Section 428C of the Higher Education Act, and the proceeds of such consolidation loan are used to repay the principal and interest due on a FFELP Loan sold by Seller to the Corporation hereunder, then Seller shall rebate the premiums paid by the Corporation to Seller in connection with the purchase of said FFELP Loan by paying to the Corporation an amount equal to the same percentage of the principal balance of said FFELP Loan then outstanding as was originally paid by the Corporation therefor.

         Section 3. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE SELLER.

                  (a) With respect to FFELP Loans sold on a Loan Purchase Date, the Seller hereby makes the representations and warranties set forth in Exhibit E hereto as of such Loan Purchase Date. Each representation, warranty, certification, covenant and agreement contained in this Loan Purchase Agreement shall survive the applicable Loan Purchase Date.

                  (b) The Seller shall not organize under the law of any jurisdiction other than the State under which it is organized as of the date hereof (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to the Corporation. Before effecting such change, the Seller shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the Corporation's interests in the FFELP Loans.

         Section 4. CONDITIONS OF PURCHASE. The Corporation's obligation to purchase and pay for the FFELP Loans hereunder by and through the Trustee as of the date hereof and any applicable Loan Purchase Date shall be subject to each of the following conditions precedent:

                  (a) All representations, warranties and statements by or on behalf of the Seller contained in this Loan Purchase Agreement shall be true as of the date hereof and on the applicable Loan Purchase Date.

                  (b) Any notification to or approval by the Secretary of Education or a Guarantee Agency required by the Higher Education Act or a Guarantee Agreement as a condition to the assignment of the FFELP Loans shall have been made or received and evidence thereof delivered to the Corporation.

                  (c) The entire interest of the Seller in each FFELP Loan shall have been duly assigned by endorsement in the form set forth in Exhibit C hereto, such endorsement to be without recourse except as provided in Section 6 hereof.

                  (d) Physical custody and possession of the FFELP Loans (including all information and documentation which is described in the Seller's Closing Certificate as specified in Exhibit B hereto) shall be transferred in the manner directed by the Corporation.

                  (e) The Corporation and the Facility Agent shall receive an opinion of the Seller's counsel, dated as of the date hereof covering each sale of FFELP Loans, in form and substance satisfactory to the Corporation, the Facility Agent and the Trustee with respect to the Trust Agreement or Zions First National Bank as Trustee with respect to the Warehouse Loan Agreement, as applicable, to the effect that (i) this Loan Purchase Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid, binding and enforceable obligation of the Seller, (ii) the blanket endorsement and bill of sale required by this Loan Purchase Agreement have been duly authorized, executed and delivered by the Seller, (iii) with respect to all Insured Loans being acquired, the applicable Contract of Insurance has been duly authorized, executed and delivered by the Seller, (iv) with respect to all Guaranteed Loans being acquired, the applicable Guarantee Agreement has been duly authorized, executed and delivered by the Seller, and (v) assuming the due execution and delivery thereof, each FFELP Loan constitutes the legal, valid and binding obligation of the Borrower (and of each endorser, if any) thereof, enforceable in accordance with its terms,
         (vi) to the knowledge of the Seller's counsel, the execution and delivery of this Loan Purchase Agreement, the consummation of the transactions therein contemplated and compliance with the terms, conditions and provisions of this Loan Purchase Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the charter, articles or bylaws of the Seller or any agreement or instrument to which the Seller is a party or by which it is bound or constitute a default thereunder, (vii) to the knowledge of the Seller's counsel, the Seller is not a party to or bound by any agreement or instrument or subject to any charter or other corporation restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of the Seller to perform its obligations under this Loan Purchase Agreement, (viii) no consent, approval or authorization of any government or governmental body, including, without limitation, the Federal Deposit Insurance Corporation ("FDIC"), the Comptroller of the Currency, the Board of Governors of the Federal Reserve System or any state bank regulatory agency, is required in connection with the consummation of the transactions contemplated in this Loan Purchase Agreement, (ix) this Loan Purchase Agreement shall constitute a security agreement under Nebraska law and shall be effective to create, in favor of the Corporation, a perfected valid security interest in the FFELP Loans subject to no prior liens, (x) if the Corporation and the Seller are affiliates, that (A) if the Seller became a debtor under the United States Bankruptcy Code, 11 U.S.C. Sections 101 et seq., as amended (the "Bankruptcy Code"), (1) Section 541(a)(l) of the Bankruptcy Code would not apply to deem the FFELP sold by the Seller to the Corporation and the proceeds therefrom as property of the bankruptcy estate of the Seller and therefore (2) Section 362(a) of the bankruptcy Code would not apply to stay payment to the Corporation or its assignees and (B) if the Seller became a debtor under the Bankruptcy Code, a court would not disregard the separate identity of the Corporation so that the assets of the Seller would be consolidated with and become a part of the Seller's bankruptcy estate, and (xi) if the Seller is a bank or savings association the deposits of which are insured by the FDIC (a "Bank") and the FDIC were appointed as receiver or conservator of such Bank, a court would not recharacterize the transfer and assignment of the FFELP Loans to the Borrower as a pledge to secure a borrowing rather than a sale of the FFELP Loans.

                  (f) Delivery by the Seller to the Corporation on or before the date hereof of the following documentation: Seller's general certificate in the form of Exhibit G hereto; Seller's Closing Certificate in the form of Exhibit B hereto; blanket endorsement in the form of Exhibit C hereto; bill of sale in the form of Exhibit D hereto; UCC-1 Financing Statements evidencing the transfer from the Seller to the Corporation and the Trustee on behalf of the Corporation, and UCC lien searches sufficiently in advance of the date hereof so as to permit review thereof by the Corporation to its satisfaction, if either or both are requested by the Corporation or a party to the Financing Agreement; and UCC termination statements or releases, if any, releasing any security interest granted by the Seller in any FFELP Loan.

                  (g) Delivery by the Seller to the Corporation, prior to the Loan Purchase Date, of a fully executed and completed Loan Transfer Addendum substantially in the form of Exhibit A hereto with respect to FFELP Loans referred to in the bill of sale, and delivery of a Loan Transfer Schedule as required in Section 2(a) hereof.

                  (h) Adequate funds are available to the Corporation from an indenture or other financing agreement relating to the Corporation's bonds and/or notes which will finance the purchase of FFELP Loans under this Loan Purchase Agreement.

                  (i) Delivery by the Seller of a closing certificate dated as of the date hereof in form and substance satisfactory to the Corporation, Facility Agent and the Trustee with respect to the Trust Agreement or Zions First National Bank as Trustee with respect to the Warehouse Loan Agreement, as applicable, and a certificate dated as of the date hereof of the a certificate in the form attached as Annex A to the true sale/non-consolidation opinion of Kutak Rock LLP dated April 28, 2003.

         Section 5. REJECTION OF FFELP LOANS.

                  (a) If (i) the Seller is unable to make or furnish the representations and warranties required to be made or furnished by it pursuant to this Loan Purchase Agreement as to a FFELP Loan or (ii) the Corporation determines that the Seller is unable to fulfill one or more covenants or conditions of this Loan Purchase Agreement as to a FFELP Loan, or (iii) the Corporation, in its reasonable judgment, deems that a FFELP Loan does not comply with the terms and conditions of this Loan Purchase Agreement or is not being delivered in compliance with such terms and conditions, or (iv) the Corporation, in its reasonable judgment deems that a FFELP Loan is for any reason unacceptable to it, then the Corporation, within thirty days of the Loan Purchase Date, may refuse to accept and pay for such FFELP Loan (or any substitute FFELP Loan offered by the Seller in lieu thereof).

                  (b) If the Corporation rejects a FFELP Loan, any such FFELP Loan shall be returned to the Seller by registered mail (for repurchase pursuant to Section 6 hereof if the student loan has previously been purchased by the Corporation), together with a letter identifying each returned FFELP Loan and stating the basis for its return. The Corporation shall cause any FFELP Loan returned to the Seller which has been endorsed to the Trustee to be endorsed by the Trustee to the Seller in the form set forth in Exhibit F hereto.

         The liability of the Corporation in connection with the loss of or damage to any FFELP Loan to be returned to the Seller is limited to such loss or damage occurring as a result of its gross negligence or willful misconduct in handling or safekeeping FFELP Loans.

         Section 6. REPURCHASE OBLIGATION. If:

                           (i) any representation or warranty made or furnished by the Seller in or pursuant to this Loan Purchase Agreement shall prove to have been materially incorrect;

                           (ii) the Secretary of Education or a Guarantee Agency, as the case may be, refuses to honor all or part of a claim filed with respect to a FFELP Loan (including any claim for Interest Subsidy Payments, Special Allowance Payments, Insurance, reinsurance or Guarantee payments) on account of any circumstance or event that occurred prior to the sale of such FFELP Loan to the Corporation by and through the Trustee;

                           (iii) on account of any circumstance or event that occurred prior to the sale of a FFELP Loan to the Corporation, by and through the Trustee, a defense is asserted by a Borrower (or endorser, if any) of the FFELP Loan with respect to Borrower's obligation to pay all or any part of the FFELP Loan, and the Corporation, in good faith, believes that the facts reported, if true, raise a reasonable doubt as to the legal enforceability of such FFELP Loan;

                           (iv) a FFELP Loan is required to be repurchased pursuant to subsection 5(b) hereof; or

                           (v) the instrument which Seller purports to be a FFELP Loan is not, in fact, a FFELP Loan;

then the Seller shall repurchase such FFELP Loan or purported FFELP Loan upon the request of the Corporation or the Facility Agent by paying to the Corporation (or Zions First National Bank, as Trustee under the Warehouse Loan Agreement, if required by the Facility Agent) the then outstanding principal balance of such FFELP Loan or purported FFELP Loan multiplied by the percentage used to calculate the purchase price specified in the applicable Loan Transfer Addendum (or such greater amount as may be necessary to make the Corporation and the Trustee whole in light of the purchase price originally paid by the Corporation for such loan), plus interest and applicable Special Allowance Payments with respect to such FFELP Loan or purported FFELP Loan from the Loan Purchase Date to and including the date of repurchase, plus any amounts owed to the Secretary of Education with respect to the repurchased FFELP Loan or purported FFELP Loan, plus any attorneys' fees, legal expenses, court costs, servicing fees or other expenses incurred by the Corporation and the Trustee in connection with such FFELP Loan or purported FFELP Loan.

         Section 7. NOTIFICATION TO BORROWERS. The servicing agent on behalf of the Seller shall notify Borrowers under the FFELP Loans as required by the Higher Education Act of the assignment and transfer to the Trustee of the Seller's interest in such FFELP Loans and the Seller shall direct each Borrower to make all payments thereon directly to the Corporation or as it may otherwise designate.

         Section 8. OBLIGATIONS TO FORWARD PAYMENTS AND COMMUNICATIONS.

                  (a) The Seller shall promptly remit, or cause to be remitted, to the Corporation all funds received by the Seller after the applicable Loan Purchase Date which constitute payments of principal or interest (including Interest Subsidy Payments) or Special Allowance Payments accrued after the applicable Loan Purchase Date with respect to any FFELP Loan.

                  (b) The Seller shall immediately transmit to the Corporation any communication received by the Seller after the applicable Loan Purchase Date with respect to a FFELP Loan or the Borrower under such a FFELP Loan. Such communication shall include, but not be limited to, letters, notices of death or disability, adjudication of bankruptcy and similar documents and forms requesting deferment of repayment or loan cancellations.

         Section 9. PAYMENT OF EXPENSES AND TAXES. Each party to this Loan Purchase Agreement shall pay its own expenses incurred in connection with the preparation, execution and delivery of this Loan Purchase Agreement and the transactions herein contemplated, including, but not limited to, the fees and disbursements of counsel; provided, however, that Seller shall pay any transfer or other taxes and recording or filing fees payable in connection with the sale and purchase of the FFELP Loans.

         Section 10. INDEMNIFICATION. The Seller specifically acknowledges that the Corporation, in obtaining financing, will be making representations and warranties regarding the FFELP Loans based in part on the accuracy of the Seller's representations and warranties in this Loan Purchase Agreement. The Seller agrees to indemnify and save the Trustee, the Corporation, the parties to the Financing Agreement and noteholders or Credit Support Provider under the Financing Agreement (together with each of their respective successors, assignees, officers, directors, agents and employees) harmless of, from and against any and all loss, liability, cost, damage or expense, including reasonable attorneys' fees and costs of litigation, incurred by reason of any breach of the Seller's warranties, representations or covenants hereunder or any false or misleading representations of the Seller or any failure to disclose any matter which makes the warranties and representations herein misleading or any inaccuracy in any information furnished by the Seller in connection herewith.

         Section 11. SPECIAL PROVISIONS RELATING TO MPN LOANS.

                  (a) The Seller hereby represents and warrants that the Seller is transferring all of its right title and interest in the MPN Loans to the Corporation, that it has not assigned any interest in such MPN Loans (other than security interests that have been released or ownership interests that the Seller has reacquired) to any person other than the Corporation, and that no prior holder of the MPN Loans has assigned any interest in such MPN Loans (other than security interests that have been released or ownership interests that such prior holder has reacquired) to any person other than a predecessor in title to the Seller. The Seller hereby covenants that the

         Seller shall not attempt to transfer to any other person any interest in any MPN Loan assigned hereunder.

                  (b) The Seller hereby authorizes the Corporation to file a UCC-1 financing statement identifying the Seller as debtor and the Corporation as secured party and describing the MPN Loans sold pursuant to this Loan Purchase Agreement. The preparation or filing of such UCC-1 financing statement is solely for additional protection of the Corporation's interest in the MPN Loans and shall not be deemed to contradict the express intent of the Seller and the Corporation that the transfer of MPN Loans under this Loan Purchase Agreement is an absolute assignment of such MPN Loans and is not a transfer of such MPN Loans as security for a debt.

         Section 12. OTHER PROVISIONS.

                  (a) The Seller shall, at its expense, furnish to the Corporation such additional information concerning the Seller's student loan portfolio as the Corporation may reasonably request.

                  (b) The Seller shall, at its expense, execute all other documents and take all other steps as may be requested by the Corporation or the Trustee from time to time to effect the sale hereunder of the FFELP Loans.

                  (c) The provisions of this Loan Purchase Agreement cannot be waived or modified unless such waiver or modification be in writing and signed by the parties hereto, after written consent is obtained from the Facility Agent. Inaction or failure to demand strict performance shall not be deemed a waiver.

                  (d) This Loan Purchase Agreement shall be governed by the laws of the State of Nebraska.

                  (e) All covenants and agreements herein contained shall extend to and be obligatory upon all successors of the respective parties hereto.

                  (f) This Loan Purchase Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                  (g) If any provision of this Loan Purchase Agreement shall be held, deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular situation, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other situation or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall not affect the remaining portions of this Loan Purchase Agreement or any part hereof.

                  (h) All notices, requests, demands or other instruments which may or are required to be given by either party to the other shall be in writing, and each shall be deemed to have been properly given when served personally on an officer of the party to whom such notice is given or upon expiration of a period of 48 hours from and after the postmark thereof when mailed, postage prepaid, by registered or certified mail, requesting return receipt, by overnight courier, or by telecopy, addressed as follows:

                  If to the Corporation:

                           Nelnet Education Loan Funding, Inc.
                           121 South 13th Street, Suite 201
                           Lincoln, Nebraska 68508
                           Attention: Terry J. Heimes
                           Telephone: (402) 458-2301
                           Facsimile: (402) 458-2399

                  with a copy to the Trustee at:

                           Wells Fargo Bank Minnesota, National Association Corporate Trust Services
                           6th & Marquette, N9303-110
                           Minneapolis, Minnesota 55479
                           Attention: Scott E. Ulven
                           Telephone: 612-667-4802
                           Facsimile: 612-667-2149

                  if to the Facility Agent:

                           Royal Bank of Canada
                           2711 Centerville Road
                           Wilmington, Delaware 19808
                           Attention: Managing Director

         If to the Seller, addressed in the manner as set forth in the first paragraph of this Loan Purchase Agreement.

                  Either party may change the address and name of the addressee to which subsequent notices are to be sent to it by notice to the others given as aforesaid, but any such notice of change, if sent by mail, shall not be effective until the fifth day after it is mailed.

                  (i) This Loan Purchase Agreement may not be terminated by either party hereto except in the manner and with the effect herein specifically provided for.

                  (j)      Time is of the essence in this Loan Purchase
         Agreement.

                  (k) This Loan Purchase Agreement may not be amended without prior written consent of the Bond Insurer.

                  (1) This Loan Purchase Agreement shall not be assignable by the Seller, in whole or in part, without the prior written consent of the Corporation, the Bond Insurer and the Facility Agent.

                  (m) No remedy by the terms of this Loan Purchase Agreement conferred upon or reserved to the Corporation is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Loan Purchase Agreement or existing at law or in equity (including, without limitation, the right to such equitable relief by way of injunction) or by statute on or after the date of this Loan Purchase Agreement.

                  (n) Acts to be taken by the Corporation with respect to acquiring and holding title to FFELP Loans hereunder shall be taken by the Trustee as directed by the Corporation, which qualifies as an "eligible lender" trustee under the Higher Education Act, and all references herein to the Corporation shall incorporate by this reference the fact that the Trustee will be acquiring and holding title to FFELP Loans on behalf of the Corporation, all as required under the Higher Education Act.

                  (o) The parties hereto acknowledge that the Trustee with respect to the Trust Agreement or Zions First National Bank as Trustee with respect to the Warehouse Loan Agreement, as applicable, the Facility Agent and other parties to the Financing Agreement, shall be third party beneficiaries of this Loan Purchase Agreement with the power and right to enforce the provisions thereof, and the Trustee with respect to the Trust Agreement or Zions First National Bank as Trustee with respect to the Warehouse Loan Agreement, as applicable, and any such credit providers may become an assignee of the Corporation. The foregoing creates a permissive right on the part of such third party beneficiaries, and such third party beneficiaries shall be under no duties or obligations hereunder.

                  (p) This Loan Purchase Agreement has been made and entered into not only for the benefit of the Corporation and Seller but also for the benefit of the Trustee with respect to the Trust Agreement or Zions First National Bank as Trustee with respect to the Warehouse Loan Agreement, as applicable, in connection with the financing of Eligible Loans as defined in the Warehouse Loan Agreement, and upon assignment by the Corporation to the Trustee with respect to the Trust Agreement or Zions First National Bank as Trustee with respect to the Warehouse Loan Agreement, as applicable, its provisions may be enforced not only by the parties to this Loan Purchase Agreement but by the Trustee with respect to the Trust Agreement or Zions First National Bank as Trustee with respect to the Warehouse Loan Agreement, as applicable. The foregoing creates a permissive right on behalf of the Trustee with respect to the Trust Agreement or Zions First National Bank as Trustee with respect to the Warehouse Loan Agreement, as applicable, and neither shall be under any duties or obligations hereunder.

                           This Loan Purchase Agreement shall inure to the benefit of the Trustee with respect to the Eligible Lender Trust Agreement and Zions First National Bank, as Trustee with respect to the Warehouse Loan Agreement and its successors and assigns. Without limiting the generality of the foregoing, all representations, covenants and agreements in this Loan Purchase Agreement which expressly confer rights upon the Trustee with respect to the Eligible Lender Trust Agreement and Zions First National Bank, as Trustee with respect to the Warehouse Loan Agreement shall be for the benefit of and run directly to, the Trustee with respect to the Eligible Lender Trust Agreement and Zions First National Bank, as Trustee with respect to the Warehouse Loan Agreement, and the Trustee with respect to the Eligible Lender Trust Agreement and Zions First National Bank, as Trustee with respect to the Warehouse Loan Agreement shall be entitled to rely on and enforce such representations, covenants and agreements to the same extent as if it were a party hereto. The foregoing creates a permissive right on behalf of the Trustee with respect to the Eligible Lender Trust Agreement and Zions First National Bank, as Trustee with respect to the Warehouse Loan Agreement, and neither the Trustee with respect to the Eligible Lender Trust Agreement nor Zions First National Bank, as Trustee with respect to the Warehouse Loan Agreement shall be under any duties or obligations hereunder.

                           If there is an Event of Default (as defined in the Warehouse Loan Agreement) under the Warehouse Loan Agreement and Zions First National Bank as Trustee forecloses on its security interest on the Eligible Loans, then Zions First National Bank shall assume all duties and obligations of the Corporation hereunder.

         Section 13. SECURITY INTEREST. The parties to this Loan Purchase Agreement intend that the conveyance of the Seller's right, title and interest in and to the FFELP Loans sold pursuant to this Loan Purchase Agreement (the "Student Loans") shall constitute an absolute sale, conveying good title free and clear of any liens, claims, encumbrances or rights of others from the Seller to the Corporation. The parties to this Loan Purchase Agreement intend that the arrangements with respect to the Student Loans shall constitute a purchase and sale of such Student Loans and not a loan. In the event, however, that it were determined by a court of competent jurisdiction that the transactions evidenced by this Loan Purchase Agreement shall constitute a loan and not a purchase and sale, the parties hereto intend that this Loan Purchase Agreement would constitute a security agreement under applicable law and that the Seller shall be deemed to have granted, and hereby does grant (subject to the condition above), to the Corporation (and the Trustee) a first priority perfected security interest in all of the Seller's right, title and interest, whether now owned or hereafter acquired, in, to and under all accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, money, deposit accounts, certificates of deposit, letters of credit, advices of credit and other property consisting of, arising from or related to the following collateral to secure the rights of the

Corporation hereunder and the obligations of the Seller hereunder (collectively, the "Pledged Collateral"):

                  (a)      all Student Loans;

                  (b) all revenues and recoveries of principal from Student Loans, including all borrower payments and reimbursements of principal and accrued interest on default claims received from any Guarantor;

                  (c) any other revenues and recoveries of principal and interest and other payments and reimbursements of principal and accrued interest received with respect to any Student Loan and any other collection of cash with respect to such Student Loan (including, but not limited to, Interest Subsidy Payments, Special Allowance Payments, finance charges and payments representing the repurchase of any Student Loan or rebate of premium thereon pursuant to this Loan Purchase Agreement) received or deemed to have been received and all other cash collections, tax refunds and other cash proceeds of the Pledged Collateral held in various funds and accounts created under this Loan Purchase Agreement;

                  (d) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Student Loans, whether pursuant to the contract related to such Student Loans or otherwise;

                  (e) all documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to Student Loans otherwise in respect of the Pledged Collateral; and

                  (f) all proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables or other liquidated property which at any time constitute all or part or are included in the proceeds of any of the foregoing property).

         The Seller agrees that from time to time, at its expense, it will properly execute and deliver all further instruments and documents (including, without limitation, UCC-1 financing statements and custodian agreements with the Servicer), and take all further action that Corporation or Facility Agent may reasonably request in order to perfect, protect or more fully evidence the Corporation's or the Facility Agent's interest in the Pledged Collateral or to enable the Corporation to exercise or enforce any of its rights hereunder.

         Section 14. INFORMATION AND REPORTING. Seller shall furnish to the
Corporation: (a) upon execution of this Agreement, Seller's most recent audited financial statement prepared in accordance with generally accepted accounting principles and duly certified by nationally recognized independent certified public accountants selected by Seller, as well as Seller's most recent unaudited financial statement and balance sheet; (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Seller, an updated audited financial statement prepared in accordance with generally accepted accounting principles and duly certified by nationally recognized independent certified public accountants selected by Seller; and (c) such other financial information as the Corporation may reasonably request from time to time. Seller shall verify and reconcile Eligible Loan disbursements and cancellations of Eligible Loans sold hereunder, in such manner as the Corporation may reasonably request from time to time. Seller shall furnish to the Corporation a certificate of good standing and a certified copy of resolutions of Seller's board of directors approving and authorizing execution and performance of this Agreement and all ancillary documents with respect thereto in a form reasonably satisfactory to the Corporation.

         IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year first above written.

EFS Finance Co.                       Nelnet Education Loan Funding, Inc., f/k/a
                                      NEBHELP, INC.

By: /s/ [ILLEGIBLE]                   By: /s/ [ILLEGIBLE]
    ---------------------                 ---------------------
Title: Vice President                 Title: President

                      EXHIBIT A TO LOAN PURCHASE AGREEMENT

                             LOAN TRANSFER ADDENDUM

         This Loan Transfer Addendum (the "Addendum") is made and entered into as of the_______________________day of_________________,________, by and between
Nelnet Education Loan Funding, Inc., f/k/a NEBHELP, INC. (the "Corporation") and _____________________________(the "Seller").

         WHEREAS, the parties hereto entered into that Loan Purchase Agreement dated as of ________________________,__________, (the "Loan Purchase
Agreement"), and the Seller wishes to sell a portfolio of Eligible Loans (as defined in the Loan Purchase Agreement) to the Corporation, pursuant to and in accordance with the terms and conditions of the Loan Purchase Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereto agree as follows:

         1. Definitions. All capitalized terms in this Addendum shall have the same meanings given to them in the Loan Purchase Agreement, unless otherwise specifically stated herein.

         2. Purchase of Eligible Loans. Subject to the terms and conditions of the Loan Purchase Agreement and in reliance upon the representations, warranties and covenants as set forth in the Loan Purchase Agreement, the Seller agrees to sell to the Trustee, as trustee under the [Trust] [Eligible Lender Trust] Agreement on behalf of the Corporation, a portfolio of Eligible Loans identified in the Loan Transfer Schedule attached hereto, having an aggregate outstanding principal balance of approximately $__________(the "Current Purchase Portfolio").

         3. Purchase Price. Subject to the terms and conditions of the Loan Purchase Agreement, the Corporation agrees to purchase the Eligible Loans in the Current Purchase Portfolio at a purchase price equal to ________________% of the aggregate unpaid principal balance thereon plus 100% of the accrued and unpaid interest thereon, each as of the Loan Purchase Date set forth in Section 4 hereof.

         4. Loan Purchase Date. The Loan Purchase Date shall be no later than ________, _____.

         5. Representations and Warranties. The Seller hereby reconfirms all the representations and warranties set forth in the Loan Purchase Agreement as of the Loan Purchase Date set forth in
                  Section 4 hereof.

         6. Effect on Loan Purchase Agreement. This Addendum sets forth the terms of purchase and sale solely with respect to the Current Purchase Portfolio. This Addendum shall have no effect upon any other sale or purchase of any Eligible Loans consummated or contemplated prior to or after the Loan Purchase Date, and all other terms, conditions and agreements contained in the Loan Purchase Agreement shall remain in full force and effect. Prior or subsequent purchases and sales of Eligible Loans shall each be governed by a separate Loan Transfer Addendum.

         7.       Special Terms. [Reserved]

NAME OF SELLER:                       Nelnet Education Loan Funding, Inc., f/k/a
                                      NEBHELP, INC.

By:_________________________          By:_________________________
Title:______________________          Title:______________________

                      EXHIBIT B TO LOAN PURCHASE AGREEMENT

                          SELLER'S CLOSING CERTIFICATE

         (DO NOT COMPLETE)(the "Seller") does hereby certify that all representations, warranties and statements by or on behalf of the Seller contained in a certain Loan Purchase Agreement dated ______________,_______(the "Agreement"), by and between the Seller and Nelnet Education Loan Funding, Inc., f/k/a NEBHELP, INC. (the "Corporation"), are true and correct on and as of the Loan Purchase Date, without exception or qualification whatsoever;

         FURTHERMORE, the Seller does hereby certify that the following documents, where applicable to each FFELP Loan (as defined in the Agreement) acquired under the Agreement, have heretofore been furnished to the Corporation or are simultaneously herewith delivered in accordance with the instructions of the Corporation, pursuant to subsection 4(d) of the Agreement:

         Department of Education application or Guarantee Agency
          application, as supplemented
         Interim note(s) for each Loan that is not an MPN Loan
         Payout note(s) for each Loan that is not an MPN Loan
         Disclosure and Loan information statement
         Certificate of Insurance and Contract of Insurance with
          respect to each Insured Loan (or certified copy thereof) Guarantee Agreement, Agreement for Participation in the
          Guaranteed Loan Program and Notification of Loan
          Approval by the Guarantee Agency with respect to each Guaranteed Loan (or certified copy thereof)
         Any other documentation held by the Seller relating to
          the history of such Eligible Loan
         Secretary of Education and Guarantee Agency Loan
          Transfer Statements
         Uniform Commercial Code financing statement, if any, securing any interest in an Eligible Loan to be Financed, and an executed termination statement related thereto
         Evidence of Loan disbursement
         Any other document required to be submitted with a claim to the Guarantee Agency.

         IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered by an officer hereunto duly authorized as of the Loan Purchase Date, __________________.

                  (DO NOT COMPLETE)
                  NAME OF SELLER

                  BY (DO NOT SIGN)
                  TITLE (DO NOT SIGN)

                      EXHIBIT C TO LOAN PURCHASE AGREEMENT

                             BLANKET ENDORSEMENT OF
                          STUDENT LOAN PROMISSORY NOTES

         Pursuant to the Loan Purchase Agreement dated______________________, the undersigned ("Seller"), by execution of this instrument, hereby endorses all promissory notes purchased by Wells Fargo Bank Minnesota, National Association, as Eligible Lender Trustee (the "Trustee") under [an Amended and Restated Warehouse Loan and Security Agreement among the Trustee, Nelnet Education Loan Funding, Inc., f/k/a NEBHELP, INC. (the "Corporation"), Royal Bank of Canada as Facility Agent and Alternate Lender, Zions First National Bank as Trustee, and Thunder Bay Funding Inc., as Lender][Trust Agreement between the Trustee and Nelnet Education Loan Funding, Inc., f/k/a NEBHELP, INC. (the "Corporation")]. This endorsement is in blank, unrestricted form. This endorsement is without recourse, except as provided under the terms of the Loan Purchase Agreement. All right, title, and interest of Seller in and to the promissory notes and related documentation identified in the attached loan ledger are transferred and assigned to Trustee on behalf of the Corporation.

         This endorsement may be further manifested by attaching this instrument or a facsimile hereof to each or any of the Promissory Notes and related documentation acquired by the Trustee on behalf of the Corporation from Seller, or by attaching this instrument to the loan ledger schedule, as the Corporation may require or deem necessary.

         Dated this_______day of_____________,________.

                                                SELLER (DO NOT COMPLETE)

                                                    (DO NOT SIGN)
                                       SIGNATURE OF AUTHORIZED OFFICER OF SELLER

                      EXHIBIT D TO LOAN PURCHASE AGREEMENT

                                  BILL OF SALE

                  FOR VALUE RECEIVED,_______________________________ (the
"Seller"), pursuant to the terms and conditions of that certain Loan Purchase Agreement dated as of________________________________,_______ (the "Agreement")
between the Seller and Nelnet Education Loan Funding, Inc., f/k/a NEBHELP, INC. (the "Corporation") does hereby grant, sell, assign, transfer and convey to Wells Fargo Bank Minnesota, National Association, solely in its capacity as Eligible Lender Trustee (the "Trustee") on behalf of the Corporation and its successors and assigns, all right, title and interest of the Seller in and to the following:

                  (1) The loans described in Annex I attached hereto (the "Loans"), including the guarantee of the Loans issued by a guarantee agency pursuant to the Federal Family Education Loan Program (20 U.S.C.
         Section 1071 et seq.);

                  (2) All promissory notes and related documentation evidencing the indebtedness represented by such Loans; and

                  (3) All proceeds of the foregoing including, without limitation, all payments made by the obligor thereunder or with respect thereto, all guarantee payments made by any guarantee agency with respect thereto, and all interest benefit payments and special allowance payments with respect thereto made under Title IV, Part B, of the Higher Education Act of 1965, as amended, and all rights to receive such payments, but excluding any proceeds of the sale made hereby.

                  TO HAVE AND TO HOLD the same unto the Trustee on behalf of the Corporation, its successors and assigns, forever. This Bill of Sale is made pursuant to and is subject to the terms and provisions of the Agreement, and is without recourse, except as provided in the Agreement.

                  IN WITNESS WHEREOF, the Seller has caused this instrument to be executed by one of its officers duly authorized to be effective as of the______________day of____________,________.

                                               [NAME OF SELLER]

                                         By:   _________________________________

                                         Title:_________________________________

                      EXHIBIT E TO LOAN PURCHASE AGREEMENT

                          REPRESENTATIONS, WARRANTIES,
                       COVENANTS AND AGREEMENTS OF SELLER

         A. Any information furnished by the Seller to the Corporation, or the Corporation's agents with respect to a FFELP Loan, including the Loan Transfer Schedule attached to the Loan Transfer Addendum, is true, complete and correct.

         B. The amount of the unpaid principal balance of each FFELP Loan is due and owing, and no counterclaim, offset, defense or right to rescission exists with respect to any FFELP Loan which can be asserted and maintained or which, with notice, lapse of time or the occurrence or failure to occur of any act or event could be asserted and maintained by the Borrower against the Trustee or the Corporation as assignee thereof. The Seller shall have taken all reasonable actions to assure that no maker of a FFELP Loan has or may acquire a defense to the payment thereof. No payment of principal or interest with respect to any FFELP Loan is, as of the date hereof, more than 60 days delinquent and no applicable payment of principal or interest with respect to any FFELP Loan will, at the applicable Loan Purchase Date, be more than 60 days delinquent. No FFELP Loan carries a rate of interest less than, or in excess of, the applicable rate of interest required by the Higher Education Act. If the Higher Education Act permits Sellers to charge an interest rate less than the applicable rate of interest, no FFELP Loan purchased hereunder bears interest at a rate lower than the applicable rate of interest; provided, however, that the Corporation may approve, in its sole discretion, in writing, interest reductions which are part of a borrower repayment incentive program of Seller, the terms of which have been fully described in detail and in writing to the Corporation.

         C. Each FFELP Loan has been duly executed and delivered and constitutes the legal, valid and binding obligations of the maker (and the endorser, if any) thereof, enforceable in accordance with its terms.

         D. Each FFELP Loan complies in all respects with the requirements of the Higher Education Act and the Loan Purchase Regulations and is an Eligible Loan, as that term is defined in the Loan Purchase Agreement.

         E. The Seller or Seller's eligible lender trustee has applied for and received the Secretary of Education's or a Guarantee Agency's designation, as the case may be, as an "Eligible Lender" under the Higher Education Act, and the Seller has entered into all agreements required to be entered into for participation in the Federal Family Education Loan Program under the Higher Education Act.

         F. The Seller and the Seller's eligible lender trustee on behalf of Seller is the sole owner and holder of each FFELP Loan and has full right and authority to sell and assign the same free and clear of all liens, pledges or encumbrances; no FFELP Loan has been pledged or assigned for any purpose; and each FFELP Loan is free of any and all liens, charges, encumbrances and security interests of any description. The Corporation has a valid and perfected first priority security interest in the Pledged Collateral.

         G. Each FFELP Loan is either Insured or Guaranteed; such Insurance or Guarantee, as the case may be, is in full force and effect, is freely transferable as an incident to the sale of each FFELP Loan; all amounts due and payable to the Secretary of Education or a Guarantee Agency, as the case may be, have been or will be paid in full by the Seller, and none of the FFELP Loans has at any time been tendered to either the Secretary of Education or any Guarantee Agency for payment.

         H. There are no circumstances or conditions with respect to any FFELP Loan, the Borrower thereunder or the creditworthiness of said Borrower that would reasonably cause prudent private investors to regard any of the FFELP Loans as an unacceptable investment, or adversely affect the value or marketability thereof, the insurance thereof and any applicable Guarantee.

         I. Each FFELP Loan was made in compliance with all applicable local, State and federal laws, rules and regulations, including, without limitation, all applicable nondiscrimination, truth-in-lending, consumer credit and usury laws.

         J. The Seller has carefully reviewed the Loan Purchase Regulations supplied by the Corporation and has complied with the Loan Purchase Regulations.

         K. The FFELP Loans pursuant to the Agreement include all Eligible Loans of any one Borrower held by the Seller.

         L. The Seller has, and its officers acting on its behalf have, full legal authority to engage in the transactions contemplated by the Loan Purchase Agreement; the execution and delivery of the Loan Purchase Agreement, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions of the Loan Purchase Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the charter, articles or bylaws of the Seller or any agreement or instrument to which the Seller is a party or by which it is bound or constitute a default thereunder; the Seller is not a party to or bound by any agreement or instrument or subject to any charter or other corporation restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of the Seller to perform its obligations under the Loan Purchase Agreement and the Loan Purchase Agreement constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms, and no consent, approval or authorization of any government or governmental body, including, without limitation, the Federal Savings and Loan Insurance Corporation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System or any state bank regulatory agency, is required in connection with the consummation of the transactions herein contemplated.

         M. The Seller is duly organized, validly existing and in good standing under the laws of its applicable jurisdiction and has the power and authority to own its assets and carry on its business as now being conducted.

         N. The Seller and any independent servicer have each exercised due diligence and reasonable care in making, administering, servicing and collecting the FFELP Loans, and the Seller has conducted a reasonable investigation of sufficient scope and content to enable it duly to make the representations and warranties contained in this Exhibit E. The Seller shall be solely responsible for the payment of the costs and expenses incident to origination of FFELP Loans, without any right of reimbursement therefor from the Corporation.

         O. With respect to all Insured Eligible Loans being acquired, Insurance is in effect with respect thereto; the applicable Contract and Certificates of Insurance are valid and binding upon the parties thereto in all respects material to the security for any bonds and/or notes issued by the Corporation; and the Seller is not in default in the performance of any of its covenants and agreements made in respect thereof.

         P. With respect to all Guaranteed Eligible Loans being acquired, a Guarantee Agreement is in effect with respect thereto and is valid and binding upon the parties thereto in all respects material to the security of the bonds and/or notes issued by the Corporation to finance the FFELP Loans; and the Seller is not in default in the performance of any of its covenants and agreements made in such Guarantee Agreement.

         Q. The Seller does not (i) discriminate by pattern or practice against any particular class or category of students by requiring, as a condition to the receipt of a student loan, that a student or his family maintain a business relationship with the Seller, except as may be permitted under applicable laws or (ii) discriminate on the basis of race, sex, color, creed or national origin.

         R. The FFELP Loans are a representative sample of all student loans held by the Seller with respect to the educational institution attended by, or the age, sex, race, national origin or place of residence of, the Borrower to whom such loans were made, or with respect to any other identifying characteristic of such Borrowers.

         S. Each instrument transferred to the Corporation under the Loan Purchase Agreement is a FFELP Loan which constitutes an Eligible Loan.

         T. No promissory note evidencing an Eligible Loan bears any apparent evidence of forgery or alteration or is otherwise so irregular or incomplete as to call into question its authenticity.

         U. Except as may have been disclosed by the UCC lien search required by Section 4(f) hereof for the Seller, no other financing statements or assignment filings naming the Seller as debtor or assignor under its legal name or trade names has been filed.

         V. The fair salable value of the assets on a going concern basis of the Seller and its subsidiaries, on a consolidated basis, as of the time of each sale of FFELP Loans hereunder is in excess of the total amount of their liabilities.

                      EXHIBIT F TO LOAN PURCHASE AGREEMENT

                                 ACKNOWLEDGMENT

         The assignment of the within promissory note and related documents to (DO NOT COMPLETE) under a Loan Purchase Agreement between ______________________ and ______________________________, dated as of___________________,________, did not become effective thereunder, and no rights in the same have been conveyed thereby.

         Dated: (DO NOT COMPLETE)

                                    EXHIBIT B

                        FORM OF VALUATION AGENT AGREEMENT

                                       B-l

================================================================================

                            VALUATION AGENT AGREEMENT

                                      among

                             RBC DAIN RAUSCHER INC.,
                             as the Valuation Agent

                  NELNet STUDENT LOAN WAREHOUSE CORPORATION-1,
                                 as the Borrower

                            THUNDER BAY FUNDING INC.,
                                  as the Lender

                                       and

                              ROYAL BANK OF CANADA,
                 as the Facility Agent and the Alternate Lender

                          Dated as of February 1, 2002

================================================================================

                                TABLE OF CONTENTS


                                                                                   Page
                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.   Certain Defined Terms...........................................     2
Section 1.02.   Computation of Time Periods.....................................     3

                                   ARTICLE II

                       VALUATION AGENT; TERM OF AGREEMENT

Section 2.01.   Appointment and Acceptance.......................................    3
Section 2.02.   Performance by Other Parties.....................................    4
Section 2.03.   Resignation and Discharge........................................    4
Section 2.04.   Term of Agreement................................................    4

                                   ARTICLE III

                                  CALCULATIONS

Section 3.01.   Maximum Advance Percentage Calculations..........................    4
Section 3.02.   Loan Valuation Percentage Calculations...........................    5

                                   ARTICLE IV

REPRESENTATIONS AND WARRANTIES...................................................    5

                                    ARTICLE V

INDEMNIFICATION..................................................................    6

                                   ARTICLE VI

                                  MISCELLANEOUS

Section 6.01.   Confidentiality..................................................    8
Section 6.02.   Amendment........................................................    8
Section 6.03.   Governing Law....................................................    8
Section 6.04.   Notices..........................................................    8
Section 6.05.   Third Party Beneficiary..........................................   10
Section 6.06.   Assignment by the Lender.........................................   10
Section 6.07.   Submission to Jurisdiction; Waiver of Jury and Bond..............   10
Section 6.08.   No Petition......................................................   11
Section 6.09.   Limited Recourse Nature of Transactions..........................   11
Section 6.10.   Execution in Counterparts........................................   11
Section 6.11.   Severability.....................................................   11
Section 6.12.   Section Titles...................................................   12

Section 6.13.   Entire Agreement.................................................   12

EXHIBIT A--FORM OF ADVANCE PERCENTAGE CALCULATION REPORT
EXHIBIT B--FORM OF VALUATION REPORT
EXHIBIT C--FORM OF REQUEST FOR VALUATION REPORT
EXHIBIT D--INITIAL LOAN SERVICING FEES
EXHIBIT E--VALUATION REPORT ASSUMPTIONS

         THIS VALUATION AGENT AGREEMENT (this "Valuation Agent Agreement") is made as of February 1, 2002 by and among RBC DAIN RAUSCHER INC., a corporation duly organized under the laws of the State of Delaware (the "Valuation Agent"). NELNET STUDENT LOAN WAREHOUSE CORPORATION-1, a corporation duly organized under the laws of the State of Nevada (the "Borrower"), THUNDER BAY FUNDING INC., a Delaware special purpose finance company (the "Lender"), and ROYAL BANK OR CANADA, a Canadian banking corporation, as the alternate lender (in such capacity, the "Alternate Lender") and as agent of the Lender, the Alternate Lender and the hereindefined Liquidity Facility Providers and Credit Support Providers (in such capacity, the "Facility Agent").

                             PRELIMINARY STATEMENTS

         WHEREAS, the Borrower, the Lender, the Alternate Lender, the Facility Agent and Zions First National Bank, as trustee (the "Trustee"), have entered into a Warehouse Loan and Security Agreement, dated as of February 1, 2002 (the "Loan Agreement"), pursuant to which the Alternate Lender has agreed and the Lender may agree to make loans to the Borrower from time to time subject to the conditions set forth therein for the purpose of financing the purchase of certain types of education loans (the "Eligible Loans", and when financed under the Loan Agreement, the "Financed Loans"); and

         WHEREAS, to provide liquidity support to the Lender in connection with the loans made by it under the Loan Agreement, the Lender and Royal Bank of Canada have entered into a Liquidity Asset Purchase Agreement, dated as of February 1, 2002 (as amended or modified from time to time, the "Liquidity Agreement"), between the Lender and Royal Bank of Canada, pursuant to which the Lender may, from time to time, assign all or a part of such loans to Royal Bank of Canada and or to certain other financial institutions as assignees of the commitment of the Royal Bank of Canada (collectively, the "Liquidity Facility Providers") pursuant to the terms of the Liquidity Agreement; and

         WHEREAS, to provide credit support to the Lender in connection with the loans being made by it under the Loan Agreement, the Lender and Royal Bank of Canada have entered into a Credit Support Asset Purchase Agreement, dated as of September 25, 1997 (as amended or modified from time to time, the "Credit Support Agreement"), between the Lender and Royal Bank of Canada, pursuant to which Royal Bank of Canada or certain other financial institutions as assignees of the commitment of Royal Bank of Canada (collectively, the "Credit Support Providers") have agreed to purchase undivided interests in loans not purchase by the Liquidity Facility Providers; and

         WHEREAS, the Loan Agreement provides that, in order to secure the prompt and complete payment of all amounts due and payable thereunder, the Borrower will grant to the Trustee, for the benefit of the Lender, the Alternate Lender, the Liquidity Facility Providers and the Credit Support Providers, a security interest in the Financed Loans, all revenue and recoveries of principal from the Financed Loans and any other collections, funds and accrued earnings held thereon held in the various funds and accounts created under the Loan Agreement (collectively, the "Pledged Collateral"); and

         WHEREAS, the maximum amount of funds the Lender, the Alternate Lender, the Liquidity Facility Providers or the Credit Support Providers will make available to the Borrower from time to time for the purpose of financing Student Loans is in part based upon the characteristics of the Financed Loans and certain other assumptions as described herein; and

         WHEREAS, the Valuation Agent has agreed to perform certain calculations relating to the Pledged Collateral, in accordance with the assumptions and procedures described herein and at the times and under the circumstances specified in the Loan Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. CERTAIN DEFINED TERMS. As used in this Valuation Agent Agreement and its exhibits, the terms set forth above and in this Section shall have the meanings ascribed thereto (such meanings to be equally applicable to both the singular and plural forms of the terms defined) unless a contrary definition is given to such term in the Loan Agreement, in which case the definition in the Loan Agreement shall be controlling.

         "Advance Percentage Calculation Report" means the report prepared by the Valuation Agent and delivered to the Facility Agent and the Borrower not later than four Business Days prior to each Advance, other than a Rollover Advance or a Special Advance, setting forth the Maximum Advance Percentage for the Eligible Loans to be financed with such Advance, in the form attached as Exhibit A hereto.

         "Borrower Incentive Program" means any interest rate reduction program applicable to any Financed Loans or Student Loans to be financed.

         "Cash Flow Projections" mean the estimates prepared by the Valuation Agent for the period commencing on the most recent date for which the Valuation Agent has received the Portfolio Characteristics illustrating: (a) the income to be received from the Financed Loans (excluding borrower interest, federal interest subsidy and federal special allowance payments accrued thereon and unpaid as of the date of the Portfolio Characteristics) and Permitted Investments, including borrower principal and interest payments, federal interest subsidy payments, federal special allowance payments, guaranty payments, sale proceeds and investment earnings (collectively, the "Revenue"),
(b) the costs incurred in the financing of such Financed Loans, including acquisition fees, debt service, servicing fees, valuation fees, trustee fees, administrative fees, consolidation loan rebate and any other charges relating to the financing, servicing and administration of such loans (collectively, the "Expenses"), and (c) the periodic and cumulative Revenues less the periodic and cumulative Expenses (the "Net Revenue").

         "Cost of Funds" means the interest rate per annum used by the Valuation Agent in the Cash Flow Projections for computing debt interest expense.

         "Current T-Bill" means the most recent bond equivalent yield per annum available to the Valuation Agent for the auction of 13-week U.S. Treasury Bills, as set forth on the Department of the Treasury web site
(http://www.publicdebt.treas.gov/of/ofrespr.htm).

         "Discount Rate" means the rates of discount per annum stipulated in the Valuation Report Assumptions, as applicable, to be used by the Valuation Agent in connection with its determination of the present value of Net Revenue.

         "Loan Valuation Percentage" as determined by the Valuation Agent means:
(a) (i) the present value of the Net Revenue (using the Portfolio
Characteristics and the Valuation Report Assumptions) divided by (ii) the outstanding Principal Balance of the Student Loans to be financed and/or the Financed Loans, as the case may be; plus (b) 100%.

         "Net Revenue" means the projected net income to be received from the Student Loans to be financed and/or the Financed Loans, as the case may be, after taking into account financing costs, loan defaults and delinquencies, fees and other charges, all as set forth in the Valuation Report Assumptions.

         "Portfolio Characteristics" means the information contained in the reports provided to the Valuation Agent by or at the direction of the Borrower, in a form acceptable to the Valuation Agent (such form could also include a computer tape provided by any Servicer), prior to: (a) each proposed financing of new Student Loans, and (b) each Valuation Date. Such reports shall set forth all of the particular characteristics of Student Loans to be financed or Financed Loans, as the case may be, necessary in order that the Valuation Agent shall be able to perform the calculations required hereunder or under the Loan Agreement, including, but not limited to breakdowns by loan type, borrower interest rate, borrower status, special allowance margin, disbursement date, remaining term by status, applicable loan servicer, guarantee level and eligibility for, level of participation in and terms of any Borrower Incentive Program.

         "Valuation Report" means the report prepared by the Valuation Agent and delivered to the Facility Agent and the Borrower pursuant to Section 5.12(a)(i) of the Loan Agreement, in the form attached as Exhibit B hereto.

         "Valuation Report Assumptions" means the cash flow and related assumptions set forth in Exhibit E hereto.

         SECTION 1.02. COMPUTATION OF TIME PERIODS. Unless otherwise stated in this Valuation Agent Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

                                   ARTICLE II

                       VALUATION AGENT; TERM OF AGREEMENT

         SECTION 2.01. APPOINTMENT AND ACCEPTANCE. The Borrower and the Facility Agent hereby appoint RBC Dain Rauscher Inc. as Valuation Agent under this Valuation Agent Agreement in connection with the Loan Agreement and RBC Dain Rauscher Inc. hereby accepts such appointment. For purposes of this Valuation Agent Agreement the principal office of RBC Dain Rauscher Inc. shall be 2398 East Camelback Rd., Suite 700, Phoenix, Arizona, unless otherwise indicated to the other parties hereto in writing by RBC Dain Rauscher Inc.

         SECTION 2.02. PERFORMANCE BY OTHER PARTIES. The Valuation Agent shall be obligated to perform hereunder only upon performance in all material respects by the Borrower (a) to provide statistical information to the Valuation Agent at the times and in the manner described in the Loan Agreement and (b) of its duties and responsibilities hereunder.

         SECTION 2.03. RESIGNATION AND DISCHARGE.

                  (a) The Valuation Agent may at any time resign and be discharged of the duties and obligations created by this Valuation Agent Agreement by giving at least sixty (60) days' written notice to the Borrower, the Facility Agent and the Trustee.

                  (b) The Valuation Agent may be removed upon at least sixty (60) days' written notice to the Valuation Agent, at the direction of the Borrower with the consent of the Facility Agent, by an instrument signed by the Borrower and filed with the Valuation Agent, the Facility Agent and the Trustee. Upon the occurrence of an Event of Default (as defined in the Loan Agreement), the Facility Agent may remove the Valuation Agent at any time.

         Notwithstanding the foregoing, no resignation or removal of the Valuation Agent shall be effective until a successor shall have been appointed by the Borrower with the consent of the Facility Agent, which shall not be unreasonably withheld, or by the Facility Agent after an Event of Default, provided that such resignation by the Valuation Agent shall be effective upon sixty days' written notice whether or not a successor has been appointed if and when the Valuation Agent reasonably determines that one of the following shall occur: (i) the Borrower is not diligently pursuing the appointment of a successor Valuation Agent at the level of compensation generally paid in the marketplace for the services to be performed by the Valuation Agent; (ii) the Loan Agreement or the Liquidity Agreement has been amended or modified in such a manner as would affect the Valuation Agent in general or its ability to properly perform its duties hereunder without the consent of the Valuation Agent; or
(iii) any condition to performance by the Valuation Agent hereunder or under the Loan Agreement has not been satisfied.

         SECTION 2.04. TERM OF AGREEMENT. Unless otherwise terminated pursuant to the provisions of Section 2.03 hereof, this Valuation Agent Agreement shall terminate on February 1, 2005, unless extended to such later date as mutually agreed to in writing by the Borrower, the Facility Agent and the Valuation Agent.

                                   ARTICLE III

                                  CALCULATIONS

         SECTION 3.01. MAXIMUM ADVANCE PERCENTAGE CALCULATIONS.

                  (a) Pursuant to the terms and at the times required in the Loan Agreement, the Valuation Agent shall compute the Maximum Advance Percentage by undertaking certain analytical procedures with respect to the Eligible Loans to be financed thereunder. The Maximum Advance Percentage shall be determined by: (i) dividing (A) the present value of the Net Revenue (using the Portfolio Characteristics and the Valuation Report Assumptions) by (B) the outstanding principal balance of Eligible Loans to be financed, and
         (ii) adding 100% to the resulting percentage.

                  (b) Not later than four Business Days prior to each Advance that does not constitute a Special Advance or a Rollover Advance, the Valuation Agent shall:

                           (i) perform Cash Flow Projections based upon the Portfolio Characteristics and the Valuation Report Assumptions;

                           (ii) calculate the Maximum Advance Percentage (as defined herein and in the Loan Agreement) using the results of the Cash Flow Projections described in Section 3.01(b)(i) hereof; and

                           (iii) submit an Advance Percentage Calculation Report to the Borrower, the Facility Agent and the Trustee in the form attached as Exhibit A hereto.

         SECTION 3.02. LOAN VALUATION PERCENTAGE CALCULATIONS.

                  (a) Pursuant to the terms and at the times required in the Loan Agreement, the Valuation Agent shall compute the Loan Valuation Percentage by undertaking certain analytical procedures with respect to the Financed Loans.

                  (b) Within 30 days after the Valuation Agent's receipt of a written request for a Valuation Report from the Portfolio Administrator or the Facility Agent, in the form attached as Exhibit C hereto, and in any case not later than the fourth Business Day preceding each Settlement Date occurring in the months of March, June, September and December (each a "Quarterly Valuation Date"), the Valuation Agent shall:

                           (i) perform Cash Flow Projections based upon the Portfolio Characteristics and the Valuation Report Assumptions;

                           (ii) calculate the Loan Valuation Percentage using the results of the Cash Flow Projections described in
                  Section 3.02(b)(i) hereof; and

                           (iii) submit the Valuation Report to the Borrower, the Facility Agent and the Trustee in the form attached as Exhibit B hereto.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         The Valuation Agent represents and warrants as follows:

                  (a) The Valuation Agent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified.

                  (b) The execution, delivery and performance by the Valuation Agent of this Valuation Agent Agreement is within the Valuation Agent's organizational powers, has been duly authorized by all necessary organizational action, does not contravene (i) the Valuation Agent's articles of incorporation or bylaws, (ii) any law, rule or regulation applicable to the Valuation Agent, (iii) any contractual restriction binding on or affecting the Valuation Agent or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Valuation Agent or its property. This Valuation Agent Agreement has been duly executed and delivered by the Valuation Agent.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Valuation Agent of this Valuation Agent Agreement.

                  (d) This Valuation Agent Agreement constitutes the legal, valid and binding obligations of the Valuation Agent enforceable against the Valuation Agent in accordance with its terms, subject to
         (i) applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors, and (ii) general principals of equity, whether such enforceability is considered in a proceeding in equity or at law.

                  (e) There is no pending or, to the knowledge of the Valuation Agent, threatened, action or proceeding affecting the Valuation Agent before any court, governmental agency or arbitrator that may materially adversely affect the financial condition of the Valuation Agent or the ability of the Valuation Agent to perform its obligations under this Valuation Agent Agreement. The Valuation Agent is not in default with respect to any order of any court, arbitrator or any other Governmental Authority.

                  (f) Each document and report delivered by, or to be delivered by, the Valuation Agent pursuant to the terms of Articles II or III hereof shall be executed on behalf of the Valuation Agent by a duly authorized officer of the Valuation Agent.

                                    ARTICLE V

                                 INDEMNIFICATION

                  (a) Without limiting any other rights which the Lender, the Alternate Lender, the Facility Agent, the Borrower or any of their respective Affiliates may have hereunder or under applicable law, and notwithstanding any limitation on recourse to the Valuation Agent set forth in this Valuation Agent Agreement, the Valuation Agent hereby agrees to indemnify the Lender, the Alternate Lender, the Facility Agent, the Borrower, the Trustee and each of their respective officers, directors, employees, agents, attorneys-in-fact, Affiliates and assigns (including without limitation the Liquidity Facility Providers and the Credit Support Providers) from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys" fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Valuation Agent Agreement, excluding, however. Indemnified Amounts to the extent resulting from the gross negligence or willful misconduct of the Person seeking indemnification. Without limiting the foregoing, the Valuation Agent shall indemnify the Lender, the Alternate Lender, the Facility Agent, the Borrower, the Trustee and each of their respective officers, directors, employees, agents, attorneys-in-fact. Affiliates and assigns (including without limitation the Liquidity Facility Providers and the Credit Support Providers) for Indemnified Amounts relating to or resulting from:

                           (i) any representation or warranty made or deemed made by the Valuation Agent, under or in connection with this Valuation Agent Agreement, which shall have been false or incorrect when made or deemed made or delivered:

                           (ii) the failure by the Valuation Agent to comply with any term, provision or covenant contained in this Valuation Agent Agreement; and

                           (iii) any failure of the Valuation Agent to perform its duties or obligations in accordance with the provisions of this Valuation Agent Agreement.

                  (b) Without limiting any other rights which the Valuation Agent or any of its respective Affiliates may have hereunder or under applicable law, and notwithstanding any limitation on recourse to the Borrower set forth in this Valuation Agent Agreement, the Borrower hereby agrees to indemnify the Valuation Agent and each of its officers, directors, employees, agents, attorneys-in-fact and Affiliates from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Valuation Agent Agreement, excluding, however, Indemnified Amounts to the extent resulting from the gross negligence or willful misconduct of the Valuation Agent or its Affiliates. Without limiting the foregoing, the Borrower shall indemnify the Valuation Agent and each of its respective officers, directors, employees, agents, attorneys-in-fact and Affiliates for Indemnified Amounts relating to or resulting from:

                           (i) any representation or warranty made or deemed made by the Borrower under or in connection with this Valuation Agent Agreement, which shall have been false or incorrect when made or deemed made or delivered;

                           (ii) the failure by the Borrower to comply with any term, provision or covenant contained in this Valuation Agent Agreement; and

                           (iii) any failure of the Borrower to perform its duties or obligations in accordance with the provisions of this Valuation Agent Agreement.

Any amounts determined by a court of competent jurisdiction as a result of a proceeding brought which is subject to the indemnification provisions of this Article shall be paid by the Valuation Agent to the Lender, the Alternate Lender, the Facility Agent, the Borrower or their respective officers, directors, employees, agents, attorneys-in-fact. Affiliates or the Liquidity Facility Providers, or by the Borrower to the Valuation Agent or its officers, directors, employees, agents, attorneys-in-fact or Affiliates, as the case may be, for the benefit of the applicable payee, within two Business Days following written demand therefor.

                                   ARTICLE VI

                                 MISCELLANEOUS

         SECTION 6.01. CONFIDENTIALITY. Except as permitted by the Loan Agreement, the Valuation Agent, the Lender, the Alternate Lender, the Facility Agent and the Borrower each agree to keep confidential and not to disclose any non-public information, calculations, exhibits or documents related to this Valuation Agent Agreement or the Loan Agreement, without the express written consent of the other parties thereto.

         SECTION 6.02. AMENDMENT. This Valuation Agent Agreement may be amended only by a written agreement signed by those parties hereto.

         SECTION 6.03. GOVERNING LAW. this Valuation Agent Agreement shall be governed by and construed in accordance with the laws of me State of New York.

         SECTION 6.04. NOTICES.

                  (a) The Lender and the Alternate Lender agree to provide written notice (which may be by facsimile or other electronic means) to the Valuation Agent within three Business Days of the following: (i) a new Facility Agent and (ii) the assignment by the Secured Creditors of the Investment of the Lender or the Alternate Lender in the Advances to the Borrower, such notice to include the amount of such assignment.

                  (b) All notices, requests or other communications to the Valuation Agent, the Borrower, the Lender, the Alternate Lender, the Facility Agent and the Trustee, including the notices required in paragraph (a) above, shall be in writing (unless otherwise specified herein) and shall be deemed to have been validly given or made when delivered (via telecopy or by hand) or mailed, registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

                 If to the Valuation Agent,
                  addressed to:               RBC Dain Rauscher Inc.
                                              2398 East Camelback Rd., Suite 700
                                              Phoenix, AZ 85016
                                              Attn.: Jeffrey J. Wagner
                                              Telephone: (602)381-5369
                                              Facsimile: (602)381-5380

                 If to the Borrower,
addressed to it at:         NELnet Student Loan Warehouse Corporation-1
                            c/o National Higher Education Loan Program
                            121 South 13 Street
                            Suite 301
                            Lincoln. NE 68508
                            Attn.: Terry J. Heimes
                            Telephone: (402) 458-2303
                            Facsimile: (402) 458-2399

If to the Lender,
  addressed to it at:       Thunder Bay Funding Inc.
                            c/o RBC Capital Markets
                            One Little Falls Centre
                            2711 Centerville Road, Suite 215
                            Wilmington, DE 19808
                            Attn: Kim Wagner
                            Telephone: (302) 892-5903
                            Facsimile: (302) 892-5900 or (303)-892-5925

If to the Alternate Lender,
  addressed to it at:       Royal Bank of Canada
                            c/o RBC Capital Markets
                            One Little Falls Centre
                            2711 Centerville Road, Suite 215
                            Wilmington, DE 19808
                            Attn: Kim Wagner
                            Telephone: (302) 892-5903
                            Facsimile: (302) 892-5900 or (303)-892-5925


If to the Facility
  Administrator,
  addressed to it at:       Royal Bank of Canada
                            c/o RBC Capital Markets
                            One Little Falls Centre
                            2711 Centerville Road, Suite 215
                            Wilmington, DE 19808
                            Attn: Kim Wagner
                            Telephone: (302) 892-5903
                            Facsimile: (302) 892-5900 or (302)-892-5925


If to the Trustee,
  addressed to it at:       Zions First National Bank
                            717 Seventeenth Street, Suite 301
                            Denver, CO 80202
                            Attn.: Corporate Trust Department
                            Telephone: (720) 947-7470
                            Facsimile: (720) 947-7480

         Each entity listed above may change the address for service of notice upon it by a notice in writing to the other entities named above. Each such notice, request or communication shall be effective when delivered to the address specified herein.

         SECTION 6.05. THIRD PARTY BENEFICIARY. The Valuation Agent acknowledges that the Borrower has granted a security interest in favor of the Trustee for the benefit of the Secured Creditors all of the Borrower's right, title and interest in. to and under this Valuation Agent Agreement. The Valuation Agent consents to the grant of such security interest and agrees (a) that the representations, warranties, covenants and other agreements of the Valuation Agent contained herein (including, but not limited to, the Valuation Agent's indemnity obligations hereunder) shall run directly to the Trustee and the Secured Creditors and (b) that the Trustee and the Secured Creditors shall be entitled to rely on and enforce such representations, warranties, covenants and other agreements (including, but not limited to, the Valuation Agent's indemnity obligations hereunder) to the same extent as if they were a party hereto. The foregoing creates a permissive right on behalf of the Trustee and the Secured Creditors, and the Trustee and the Secured Creditors shall be under no duties or obligations hereunder.

         SECTION 6.06. ASSIGNMENT BY THE LENDER. The Valuation Agent and the Borrower acknowledge and agree that to the extent of any assignment by the Lender of its right, title and interest in and to the Investment of the Lender in the Advances to the Borrower pursuant to the terms of the Liquidity Agreement or the Credit Support Agreement, the Liquidity Facility Providers and the Credit Support Providers, as applicable, shall succeed to the rights and obligations of the Lender hereunder and the Lender shall be released from such obligations without any further act by the Borrower or the Valuation Agent.

         SECTION 6.07. SUBMISSION TO JURISDICTION; WAIVER OF JURY AND BOND. EACH OF THE BORROWER, THE LENDER, THE ALTERNATE LENDER. THE FACILITY AGENT AND THE VALUATION AGENT HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE CITY OF NEW YORK, NEW YORK, AND IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS VALUATION AGENT AGREEMENT SHALL BE LITIGATED IN SUCH COURTS, AND THE BORROWER, THE LENDER, THE ALTERNATE LENDER, THE FACILITY AGENT AND THE VALUATION AGENT EACH WAIVE ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO IT AT THE ADDRESS SET FORTH HEREIN THAT SERVICE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO SUCH ADDRESS.

         EACH OF THE BORROWER, THE LENDER, THE ALTERNATE LENDER, THE FACILITY AGENT AND THE VALUATION AGENT ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY CLAIM OR CAUSE OF ACTION (INCLUDING ANY COUNTERCLAIM) ARISING DIRECTLY OR INDIRECTLY OUT OF,

UNDER OR IN CONNECTION WITH THIS VALUATION AGENT AGREEMENT, ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED AND/OR DELIVERED IN CONNECTION HEREWITH OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE, AND WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE BORROWER, THE LENDER, THE ALTERNATE LENDER, THE FACILITY AGENT OR THE VALUATION AGENT. NOTHING CONTAINED IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH OF THE BORROWER, THE LENDER, THE ALTERNATE LENDER, THE FACILITY AGENT AND THE VALUATION AGENT WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO ABOVE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN. OR IN ADDITION TO, ACTUAL DAMAGES.

         SECTION 6.08. NO PETITION. Each of the Borrower and the Valuation Agent hereby covenants and agrees that prior to the date which is one year and one day after the payment in full of all outstanding CP of the Lender, it will not institute against or join any other person or entity in instituting against the Lender, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

         SECTION 6.09. LIMITED RECOURSE NATURE OF TRANSACTIONS. Each of the Borrower and the Valuation Agent hereby acknowledges and agrees that all transactions with the Lender hereunder shall be without recourse of any kind to the Lender. The Lender shall have no obligation to pay any amounts owing hereunder unless and until the Lender has received such amounts pursuant to the Loan Agreement. In addition, each of the Borrower and the Valuation Agent agrees that the Lender shall have no obligation to pay any amounts constituting fees, a reimbursement for expenses or indemnities (collectively, "Expense Claims") and such Expense Claims shall not constitute a claim against the Lender (as defined in Section 101 of Title 11 of the United States Bankruptcy Code), unless or until the Lender has received amounts sufficient to pay such Expense Claims pursuant to the Loan Agreement and such amounts are not required to pay the CP of the Lender.

         SECTION 6.10. EXECUTION IN COUNTERPARTS. This Valuation Agent Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute but one and the same instrument.

         SECTION 6.11. SEVERABILITY. In the event any one or more of the provisions of this Valuation Agent Agreement shall for any reason be held to be illegal or invalid, such illegality or invalidity shall not affect any other provisions of this Valuation Agent Agreement, and this Valuation Agent Agreement shall be construed and enforced as if such illegal or invalid provisions had not been contained herein.

         SECTION 6.12. SECTION TITLES. The section titles contained in this Valuation Agent Agreement are for convenience of reference only and shall be without substantive meaning or content of any kind whatsoever and are not a part of the Agreement among the parties hereto.

         SECTION 6.13. ENTIRE AGREEMENT. This Valuation Agent Agreement, including all Exhibits attached hereto or incorporated by reference therein constitutes the entire Agreement among the undersigned with respect to the subject matter hereof and supersedes all other negotiations, understandings and representations, both oral and written, with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the undersigned have caused this Valuation Agent Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       THE VALUATION AGENT:

                                       RBC DAINRAUSCHER INC.

                                       By /s/ Jeffrey J.Wagner
                                          -------------------------------------
                                          Jeffrey J.Wagner, Managing Director

                                       THE BORROWER:

                                       NELnet STUDENT LOAN WAREHOUSE
                                       CORPORATION-1

                                       By /s/ Jeffrey Noordhoek
                                          --------------------------------------
                                          Jeffrey Noordhoek, Vice President

                                       THE LENDER:

                                       THUNDER BAY FUNDING INC.

                                       By: ROYAL BANK OF CANADA, its attorney-
                                           in-fact.

                                       By /s/ Sofia Shield
                                          --------------------------------------
                                          Sofia Shield, Manager

                                       THE ALTERNATE LENDER:

                                       ROYAL BANK OF CANADA

                                       By /s/ Robert S. Jones
                                          --------------------------------------
                                          Robert S. Jones, Managing Director

                                       THE FACILITY AGENT:

                                       ROYAL BANK OF CANADA

                                       By /s/ Robert S. Jones
                                          --------------------------------------
                                          Robert S. Jones, Managing Director

                                    EXHIBIT A

                  FORM OF ADVANCE PERCENTAGE CALCULATION REPORT

         In accordance with the Valuation Agreement, dated as of February 1, 2002, among RBC Dain Rauscher Inc., as valuation agent, NELnet Student Loan Warehouse Corporation-1, as borrower. Thunder Bay Funding Inc., as lender, and Royal Bank of Canada, as alternate lender and facility agent, RBC Dain Rauscher Inc. has acted as Valuation Agent for purposes of preparing this Advance Percentage Calculation Report. Based upon the Portfolio Characteristics and the Valuation Report Assumptions (as defined therein), we hereby submit the following summary of our calculations:

Date of Report:
Date of Proposed Advance:
Cut-off Date for Portfolio Characteristics:

A.       Principal balance of loans to be financed                    $

B.       Total Revenue                                                $

C.       Total Expenses                                               $

D.       Total Net Revenue (B - C)                                    $

E.       Present value of Net Revenue ("PV")                          $

F.       PV AS A % OF LOAN PRINCIPAL BALANCE (E / A), PLUS 100%
          ("MAXIMUM ADVANCE PERCENTAGE")                              %

                                    EXHIBIT B

                            FORM OF VALUATION REPORT

         In accordance with the Valuation Agreement, dated as of February 1, 2002, among RBC Dain Rauscher Inc., as valuation agent. NELnet Student Loan Warehouse Corporation-1, as borrower, Thunder Bay Funding Inc., as lender, and Royal Bank of Canada, as alternate lender and facility agent, RBC Dain Rauscher Inc. has acted as Valuation Agent for purposes of preparing this Valuation Report. Based upon the Portfolio Characteristics and the Valuation Report Assumptions (as defined therein), we hereby submit the following summary of our calculations:

Valuation Date:
Date of Report:
Cut-off Date for Portfolio Characteristics:

A.       Principal balance of loans                                   $

B.       Total Revenue                                                $

C.       Total Expenses                                               $

D.       Total Net Revenue (B - C)                                    $

E.       Present value of Net Revenue ("PV")                          $

F.       PV AS A % OF LOAN PRINCIPLE BALANCE (E / A), PLUS 100%
          ("LOAN VALUATION PERCENTAGE")(1)                            %

_______________

(1) If subsequent to any repayment or refinancing pursuant to Section 5.11 of the Loan Agreement, the Principal Balance of Defaulted Student Loans exceeds 10% of the Principal Balance of all Financed Loans in "repayment status", the Aggregate Market Value of all Defaulted Student Loans shall be valued separately as Defaulted Student Loans on the related Valuation Date. Such separate valuation has been used to prepare the Loan Valuation Percentage: Yes: _________
No: _________.

                                    EXHIBIT C

                      FORM OF REQUEST FOR VALUATION REPORT

RBC Dain Rauscher Inc.
2398 East Camelback Road
Suite 700
Phoenix, AZ 85016
Attn.: Education Loan Finance Group

[and, if requested by the Facility Agent:

NELnet Student Loan Warehouse Corporation-1
121 South 13 Street
Suite 301
Lincoln, NE 68508
Attn.: Terry Heimes, Vice President]

Ladies and Gentlemen:

         Pursuant to the terms of the Valuation Agent Agreement, dated as of February 1, 2002, among RBC Dain Rauscher Inc., as valuation agent, NELnet Student Loan Warehouse Corporation-1, as borrower, (the "Borrower"), Thunder Bay Funding Inc., as lender (the "Lender") and Royal Bank of Canada, as alternate lender and facility agent, and in particular Section 2.02(b) thereof, we hereby request that you provide us with a Valuation Report.

         [Such notice is also being provided at this time to the Borrower, in order that they can prepare the Portfolio Characteristics and other information required by you to compute the Loan Valuation Percentage.]

or, if requested by the Portfolio Administrator:

         [The information required for you to prepare the Valuation Report, including the Portfolio Characteristics and other information required to compute the Loan Valuation Percentage is attached hereto.]

         In accordance with the terms of the Valuation Agent Agreement, please submit your report to us on or before [insert date], which is not less than 7 days from the later of (i) the date this notice has been provided to you and
(ii) the date the Portfolio Characteristics and other information required by you to compute the Loan Valuation Percentage have been provided to you.

Sincerely,

[Royal Bank of Canada], or

[NELnet Inc.]

                                    EXHIBIT D

                           INITIAL LOAN SERVICING FEES

I.       STUDENT LOANS SERVICED BY NELnet LOAN SERVICES, INC.

                                    STAFFORD, SLS             CONSOLIDATION
PER ACCOUNT SERVICING FEES           & PLUS LOANS                 LOANS
Enrolled                        $ 1.76(1) per month        N/A
Grace                           $ 3.31(2) per month        N/A
Deferment                       $ 3.31(2) per month        $ 3.75 per month
Forbearance                     $ 3.31(2) per month        $ 3.75 per month
Repayment                       $ 3.31(2) per month        $ 3.75 per month
Default claim filing            $15.00 per claim filed     $15.00 per claim filed

------------------------
(1) Add $0.25 per month for any account with an Unsubsidized Loan

(2) Add $0.05 per month for any account with an Unsubsidized Loan

II.      STUDENT LOANS SERVICED BY SALLIE MAE SERVICING L.P.

                                   STAFFORD, SLS              CONSOLIDATION
PER ACCOUNT SERVICING FEES          & PLUS LOANS                  LOANS
Enrolled
Grace
Deferment
Forbearance
Repayment
Default claim filing

III.     STUDENT LOANS SERVICED BY GREAT LAKES SERVICE CORPORATION

                                                 STAFFORD, SLS
PER ACCOUNT SERVICING FEES                        & PLUS LOANS
Enrolled
Grace
Deferment
Forbearance
Repayment
Default claim filing

IV.      STUDENT LOANS SERVICED BY PENNSYLVANIA HIGHER EDUCATION ASSISTANCE
         AGENCY

                                    STAFFORD, SLS            CONSOLIDATION
PER ACCOUNT SERVICING FEES           & PLUS LOANS                LOANS
Enrolled
Grace
Deferment
Forbearance
Repayment
Default claim filing

                                    EXHIBIT E

                          VALUATION REPORT ASSUMPTIONS

                              ROYAL BANK OF CANADA
                  THUNDER BAY FUNDING COMMERCIAL PAPER CONDUIT

[NELNET LOGO]

                         STUDENT LOAN WAREHOUSE FACILITY

   PROPOSED MAXIMUM ADVANCE PERCENTAGE & LOAN VALUATION PERCENTAGE ASSUMPTIONS

CUMULATIVE DEFAULT RATES:
                                                                                                                BLENDED AVERAGE IF
                                           4-YR. SCHOOL                         2-YR. SCHOOL      PROP/VOTECH  SCHOOL TYPE NOT KNOWN
   Stafford Loans                                 30.0%                            45.0%             68.0%            37.3%
   PLUS Loans                                     22.0%                            28.0%             35.0%            24.6%
   SLS Loans                                      25.0%                            45.0%             68.0%            33.8%
   Consolidation Loan                             25.0%                            45.0%             68.0%            33.8%
ALLOWABLE SEASONING CREDIT:                      100.0% of actual seasoning
                                                 using a default curve of
                                                 40/20/15/10/5/55
DEFAULT SPEED:                                70/20/10
REIMBURSEMENT LOSS:                                  1%
REIMBURSEMENT LAG:                            540 Days
PAYMENT LAGS:
   Government Payments                         60 Days
   Borrower Receipts                           Current                               60%
                                               30 Days                               40%
DEFERMENTS:                                Actual percentage for 18 months for loans in Deferment status.
                                           20% for 24 months of loans in School or Grace status.
FORBEARANCES:                              Actual percentage for 9 months for loans in Forbearance status.
                                           15% for 12 months of loans in School or Grace status.

INCENTIVE PARTICIPATION:
   For Automatic Debit Incentive Programs                                            20%
   For Timely Payment Programs                                                               Attrition, if applicable:
       12 Month Qualification Program                                                65%     65/45/30/20
       24 Month Qualification Program                                                45%     45/30/20
       36 Month Qualification Program                                                30%     30/20
       48 Month Qualification Program                                                20%     None
INTEREST RATES:
   91-Day T-Bill                           For variable rate FFELP loans, the Current T-Bill
                                           For fixed  rate  FFELP loans, the greater of (i) Current T-Bill and (ii) the principal balance weighted average of the July 1 reset rates that were in effect when the borrower interest rates were fixed
   90-Day Financial CP                     T-Bill + 45 basis points
   Thunder Bay Rate                        Actual Thunder Bay Interest Rate
   Reinvestment Rate                       Actual GIC rate or T-Bill
   All-In Cost of Funds                    Greater of 90-Day Financial CP + 28 bps or Thunder Bay Rate + 28 bps
   Discount Rate                           Cost of Funds + 80 basis points for the portion of the portfolio that has 91 Day
                                           T-Bill Based Special Allowance Payments
                                           Cost of Funds + 20 basis points for the portion of the portfolio that has 90 Day Financial CP Based Special Allowance Payments
CASH RELEASE LEVEL:                              103.0%
CASH RESERVE LEVEL:                               0.05%

                                                                  EXECUTION COPY

                               FIRST AMENDMENT TO
                            VALUATION AGENT AGREEMENT

                  THIS FIRST AMENDMENT TO VALUATION AGENT AGREEMENT, dated as of April 28, 2003 (this "Amendment") is by and among RBC DAIN RAUSCHER INC., as Valuation Agent (the "Valuation Agent"), NELNET EDUCATION LOAN FUNDING, INC., f/k/a NEBHELP, INC., as Borrower (the "Borrower"); THUNDER BAY FUNDING INC., as Lender (the "Lender"); ROYAL BANK OF CANADA, as Alternate Lender (in such capacity, the "Alternate Lender") and as agent for the Lender, the Alternate Lender, the Liquidity Facility Providers and Credit Support Providers (in such capacity, the "Facility Agent"); and NELnet STUDENT LOAN WAREHOUSE CORPORATION-1, as original borrower (the "Original Borrower") (solely with respect to Section 1 of this Amendment), and amends and supplements the Valuation Agent Agreement, dated as of February 1, 2002 ( as amended to the date hereof, the "Agreement"), by and among the parties hereto (other than the Borrower). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

                                    RECITALS

                  WHEREAS, on the date hereof, the parties hereto, Wells Fargo Bank Minnesota, National Association, as Eligible Lender Trustee (the "Eligible Lender Trustee") and Zions First National Bank, as Trustee (the "Trustee") are entering into an Amended and Restated Warehouse Loan and Security Agreement (the "Loan Agreement") which provides for, among other things, (i) the consent by the Lender, the Alternate Lender and the Facility Agent to the Original Borrower's sale of the Financed Loans and the collateral related thereto to the Borrower,
(ii) the assignment by the Original Borrower of all of its rights and obligations under the Loan Agreement and the Transaction Documents and the assumption by the Borrower of all such rights and obligations and (iii) certain amendments to the Loan Agreement; and

                  WHEREAS, the parties to this Amendment desire to reflect herein that the Borrower has assumed the rights and obligations of the Original Borrower in the Agreement and to amend certain provisions of the Agreement to conform to the amendments to the Loan Agreement; and

                  WHEREAS, pursuant to Section 6.02 of the Agreement, the parties to the Agreement are permitted to amend the Agreement in writing.

                  NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties to this Amendment agree as follows:

                  SECTION 1. Assignment and Assumption.

                  (a) In consideration of the Borrower's acceptance of the obligations of the Original Borrower under the Agreement and the other Transaction Documents, the sufficiency of which is hereby acknowledged, effective on the date hereof, the Original Borrower hereby assigns to the Borrower, without recourse and the Borrower hereby accepts and assumes all of the Original Borrower's rights and obligations under the Agreement.

                  (b) From and after the date hereof, (i) the Borrower shall be a party to and be bound by all of the terms of the Agreement and shall have the rights and obligations of the Borrower hereunder and (ii) the Original Borrower shall relinquish its rights and be released from its obligations under the Agreement.

                  SECTION 2. Amendments.

                  (a) All references to the "Borrower" or "NELnet Student Loan Warehouse Corporation - 1" in the Agreement shall hereinafter refer to Nelnet Education Loan Funding, Inc., a Nebraska corporation, and its successors and assigns. All references to the "Loan Agreement" in the Agreement shall hereinafter refer to the amended Loan Agreement referred to in the first WHEREAS clause of this Amendment.

                  (b)      The definition of "Cash Flow Projections" in Section
1.01 of the Agreement is hereby amended by deleting current clause (a) therein and replacing it with the following:

                           (a) the income to be received from the Financed Loans
                  (excluding borrower interest, federal interest subsidy and federal special allowance payments accrued thereon and unpaid as of the date of the Portfolio Characteristics) and Permitted Investments, including borrower principal and interest payments, federal interest subsidy payments, federal special allowance payments (other than Higher SAP Differentials, if any), guaranty payments, sale proceeds and investment earnings (collectively, the "Revenue"),

                  (c) The definition of "Net Revenue" in Section 1.01 of the Agreement is hereby deleted in its entirety and replaced with the following:

                           "Net Revenue" means the projected net income
                  (excluding Higher SAP Differentials, if any) to be received from Student Loans to be financed and/or the Financed Loans, as the case may be, after taking into account financing costs, loan defaults and delinquencies, fees and other charges, all as set forth in the Valuation Report Assumptions."

                  (d)      The definition of "Portfolio Characteristics" in
Section 1.01 of the Agreement is hereby amended by inserting the following before the period at the end thereof:

                  and identification of Higher SAP Loans.

                  (e) Section 6.04 of the Agreement is hereby amended by changing the notice address of the Borrower and adding a notice address of the Eligible Lender Trustee, which shall read as follows:

         If to the Borrower
         addressed to it at:               Nelnet Education Loan Funding, Inc.

                                           c/o National Higher Education Loan
                                               Program
                                           121 South 13th Street
                                           Suite 301
                                           Lincoln, NE 68508
                                           Attn: Terry J. Heimes
                                           Telephone: (402) 458-2303
                                           Facsimile: (402) 458-2399

         If to the Eligible
           Lender Trustee
           addressed to it at:             Wells Fargo Bank Minnesota, National
                                               Association
                                           6th and Marquette Avenue
                                           Minneapolis, Minnesota 55479-0069
                                           Attn: Corporate Trust Department
                                           Telephone: (612) 667-4802
                                           Facsimile:(612)667-2149

                  SECTIONS 3. Conditions Precedent. The effectiveness of this Amendment is subject to the conditions precedent that (a) this Amendment has been duly executed and delivered by each of the parties listed on the signature pages hereto and (b) the Effectiveness Date shall have occurred under the Loan Agreement.

                  SECTION 4. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean such Agreement, as amended by this Amendment. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Amendment, as though the terms and obligations of this Amendment were set forth in the Agreement.

                  SECTION 5. Prior Understandings. This Amendment sets forth the entire understanding of the parties relating to the subject matter hereof, and supersedes all prior understandings and agreements, written or oral.

                  SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

                  SECTION 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                           [Signature Page to Follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                 THE VALUATION AGENT:

                                 RBC DAIN RAUSCHER INC.,

                                 By: /s/ Jeffrey J. Wagner
                                     -------------------------------------------
                                     Name: Jeffrey J. Wagner
                                     Title: Managing Director

                                 THE LENDER:

                                 THUNDER BAY FUNDING INC.

                                 By: Royal Bank of Canada, its attorney-in-fact

                                 By: /s/ Eric Wise
                                     -------------------------------------------
                                     Name: Eric Wise
                                     Title: Authorized Signatory

                                 THE ALTERNATE LENDER:

                                 ROYAL BANK OF CANADA

                                 By: /s/ Sofio Shields
                                     -------------------------------------------
                                     Name: Sofio Shields
                                     Title: Authorized Signatory

                                 By: /s/ Eric Wise
                                     -------------------------------------------
                                     Name: Eric Wise
                                     Title:

        [Signature Page to First Amendment to Valuation Agent Agreement]

                                 THE FACILITY AGENT:

                                 ROYAL BANK OF CANADA,

                                 By: /s/ Sofio Shields
                                     -------------------------------------------
                                     Name: Sofio Shields
                                     Title: Authorized Signatory

                                 THE BORROWER:

                                 NELNET EDUCATION LOAN FUNDING, INC.

                                 By: /s/ Terry J. Heimes
                                     -------------------------------------------
                                     Name: Terry J. Heimes
                                     Title: President

                                 THE ORIGINAL BORROWER:

                                 NELnet STUDENT LOAN WAREHOUSE CORPORATION-1

                                 By: /s/ Jeffrey Noordoek
                                     -------------------------------------------
                                     Name: Jeffrey Noordoek
                                     Title: Vice President

        [Signature Page to First Amendment to Valuation Agent Agreement]

                                    EXHIBIT C

                             REGULAR ADVANCE NOTICE

   Nelnet Education Loan Funding, Inc. 2003 Amended Warehousing Financing with
    Thunder Bay Funding Inc., as the Lender, and Royal Bank of Canada, as the
                    Alternate Lender Regular Advance Notice
                                   Exhibit C

Date: [3 Business Days prior to date Advance is to be made]

In accordance with Section 2.02 of the Amended and Restated Warehouse Loan and Security Agreement, dated as of April 28, 2003 (the "Agreement"), by and among Nelnet Education Loan Funding, Inc., as borrower (the "Borrower"), Wells Fargo Bank Minnesota, National Association, as eligible lender trustee, Zions First National Bank, as trustee (the "Trustee"), Thunder Bay Funding Inc., as lender, Royal Bank of Canada, as facility agent and alternate lender and NELnet Student Loan Warehouse Corporation-1, as original borrower (solely for the limited purpose stated therein), the Borrower hereby requests an Advance in the amount and as of the date provided below. This request is accompanied by an Advance Percentage Calculation Report if required pursuant to Section 3.02 of the Agreement.

Date of Advance                                            ---------------------
Requested Alternate Advance Rate (if applicable) [Specify Alternate Advance Rate based on LIBOR or Base Rate]

ADDITIONAL ADVANCES/ROLLOVER ADVANCES:
Total Required Additional Advances/Rollover
     Advances as required pursuant to Exhibit E to
     the Agreement                                         ---------------------

New ADVANCES FOR THE FUNDING OF STUDENT LOANS:
Aggregate Amount of Student Loans to be
     Financed Principal                                    ---------------------

Maximum Advance Amount, as provided in the
     Advance Percentage Calculation Report for
     the most recently ended quarter                                            %

Requested Advance Percentage, not to exceed the
     Maximum Advance Amount provided above                                      %

Amount of borrowing required for principal
     funding (Student Loan Principal multiplied by
     Requested Advance %)
                                                           ---------------------

Amount of borrowing required for interest funding          ---------------------

Total Amount of New Advances                               =====================

TOTAL ADVANCES                                             =====================

(Sum of Additional Advances/Rollover Advances and Amount of
     New Advances, provided above)

TEST OF FACILITY AMOUNT:
Total available Facility Amount                            ---------------------

                                       C-l

LESS THE SUM OF:
Total outstanding Advances                                 ---------------------

Total projected interest due on all outstanding
Advances                                                   ---------------------

     Total outstanding Advances & interest                 ---------------------

Remaining facility amount                                  =====================

Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.

Please consider this proper authorization to transfer the Total Advances to be Advanced in the Amount noted above to the Collection Advance Subaccount held by the Trustee on [DATE OF ADVANCE]. Pursuant to Article III of the Agreement, I hereby certify that Nelnet Education Loan Funding, Inc. has met the Conditions precedent to all borrowings as required and as described in such article. I further certify that to the best of my knowledge and belief, (i) the amounts provided above are accurate and complete and (ii) no Event of Default or Early Amortization Event under the Agreement has occurred and is continuing.

                                             NELNET EDUCATION LOAN FUNDING, INC.
                                             ________________________
                                             Authorized Officer

                                    EXHIBIT D

                             SPECIAL ADVANCE NOTICE

   Nelnet Education Loan Funding, Inc. 2003 Amended Warehousing Financing with Thunder Bay Funding Inc., as the Lender, and Royal Bank of Canada, as the
                                Alternate Lender
                             Special Advance Notice
                                   Exhibit D

Date: [One Business Day prior to date Advance is to be made]

In accordance with Section 2.02 of the Amended and Restated Warehouse Loan and Security Agreement, dated as of April 28, 2003 (the "Agreement"), by and among Nelnet Education Loan Funding, Inc., as borrower (the "Borrower"), Wells Fargo Bank Minnesota, National Association, as eligible lender trustee (the "Eligible Lender Trustee"), Zions First National Bank, as trustee (the "Trustee"), Thunder Bay Funding Inc., as lender, Royal Bank of Canada, as facility agent and alternate lender, and NELnet Student Loan Warehouse Corporation-1, as original borrower (solely for the limited purpose stated therein), the Borrower hereby requests an Advance in the amount and as of the date provided below.

Date of Advance                                           ----------------------
Requested Alternate Advance Rate (if applicable) [Specify Alternate Advance Rate based on LIBOR or Base Rate]

Requested Advance Percentage                              ----------------------

NEW ADVANCES FOR THE FUNDING OF STUDENT LOANS:
Aggregate Amount of Student Loans to be
     Financed Principal (not to exceed the
     aggregate principal amount of Student
     Loans to be financed)                                   -------------------

 Amount of borrowing required for interest
     funding                                                 -------------------
 Total Amount of New Advances                                -------------------

 TEST OF FACILITY AMOUNT:
 Total available Facility Amount                             -------------------

 Less the sum of:
 Total outstanding Advances                                  -------------------
 Total projected interest due on all
     outstanding Advances                                    -------------------
     Total outstanding Advances & interest
                                                             -------------------

 Remaining facility amount                                   -------------------

Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.

Please consider this proper authorization to transfer the Total Amount of New Advances in the Amount noted above to the Collection Advance Subaccount held by the Trustee on [DATE OF

                                       D-l

ADVANCE]. Pursuant to Article III of the Agreement, I hereby certify that Nelnet Education Loan Funding, Inc. has met the Conditions precedent to all borrowings as required and as described in such article. I further certify that to the best of my knowledge and belief, (i) the amounts provided above are accurate and complete and (ii) no Event of Default or Early Amortization Event under the Agreement has occurred and is continuing.

                                             NELNET EDUCATION LOAN FUNDING, INC.

                                             _____________________________
                                             Authorized Officer

                                   EXHIBIT E

                                 MONTHLY REPORT

   Nelnet Education Loan Funding, Inc. 2003 Amended Warehousing Financing with Thunder Bay Funding Inc., as the Lender, and Royal Bank of Canada, as the
                                Alternate Lender
                                 Monthly Report
                                   Exhibit E

Calculation Date:             [4th Business Day preceding each Settlement Date]
Calculation Period:           [Calendar month preceding the Settlement Date]
Settlement Date:              [First Business Day of each month]
Collection Date:              [6th Business Day preceding the end of each month]

                                                                             Interest            Principal
                                                                            Collections         Collections               Total
COLLECTIONS:
Interest Payments received by Servicers                                    -------------        ------------             ---------
Government Interest & Special Allowance
Payments received (from DOE)
(other than Higher SAP
Differentials)                                                             -------------        ------------             ---------
Interest on Collection Account                                             -------------        ------------             ---------
Interest on Cash Reserve Account                                           -------------        ------------             ---------
Principal Payments received by Servicer                                    -------------        ------------             ---------
Reimbursement of Origination Fees (DOE)                                    -------------        ------------             ---------
Reimbursement of Guarantee Fees (guarantor or prior
lender)                                                                    -------------        ------------             ---------
Adjustments & Misc.                                                        -------------        ------------             ---------
Higher SAP Differentials Interest on Escrow Account                        -------------        ------------             ---------

Total Interest & Principal Collections received during the period from the prior Collection Date to the current
Collection Date occurring during this Calculation Period                   -------------        ------------             ---------

Required Additional Advances                                                                                             ---------
TOTAL COLLECTIONS AND ADDITIONAL ADVANCES                                                                                ---------
Net of Higher SAP Differentials

PAYMENT WATERFALL (TOTAL COLLECTIONS AND ADDITIONAL ADVANCES NET OF
HIGHER SAP DIFFERENTIALS):

1. Accrued and unpaid Servicer Fees and Custodian Fees as of the close of
business on the last day of the immediately preceding Calculation Period                                                 ---------

2. Accrued and unpaid Program Availability Fees, Program Usage Fees,
Alternate Interest Amounts and Liquidity Interest Amounts due and owing as
of the close of business on the last day of the immediately preceding                                                    ---------
Calculation Period

3. Maturing Principal Amount of Advances net of any new Rollover Advance,
in each case, due and owning to the Facility Agent as of such Settlement
Date                                                                                                                     ---------

4. Accrued and unpaid Liquidity Fees and other Obligations owed to the
Lender, the Alternate Lender, the Liquidity Facility Providers and the
Credit Support Providers as of the Settlement Date                                                                       ---------

5. Accrued and unpaid Trustee Fees and Eligible Lender Trustee Fees as of the close of business on the last day of the immediately preceding
Calculation Period                                                              ------------

6. Amounts necessary to restore the Cash Reserve Account to the Cash
Reserve Requirement                                                             ------------

7. Accrued and unpaid Portfolio Administration Fees as of the close of
business on the last day of the immediately preceding Calculation Period        ------------

8. Amounts designated by the Borrower to reduce the Amount of the
Outstanding Advances to the Facility Agent                                      ------------

9. Accrued and unpaid Obligations as of the close of business on the last
day of the immediately preceding Calculation Period                             ------------

10. Estimated Taxes (other than on net income attributable to Higher SAP
Differentials) owed by the Borrower payable prior to the next Settlement
Date                                                                            ------------

11. On the Settlement Date immediately following each Quarterly Valuation
Date, amounts representing the Excess Coverage Amount calculated pursuant to the provisions of Exhibit F to the Agreement, and as further directed by
the Borrower                                                                    ------------

Total Required Payments pursuant to Section 2.05(c) of the Agreement          ================

Required Deposit to Escrow Account pursuant to Section 2.07A                    ------------

Required Withdrawals from Escrow Account pursuant to Section 2.07B              ------------

Amounts allowed to be withdrawn from the Cash Reserve Account pursuant to
Section 2.07                                                                    ------------

[Attach a description of the characteristics of the Financed Loans, including the aggregate outstanding principal balance of the Financed Loans by loan type, borrower status, delinquency category and school type and whether Higher SAP Loans]

The following calculations have been performed to evidence that an Early
Amortization Event has not occurred:

The outstanding Principal Balance of Financed Loans constituting
Proprietary Loans, computed as a percentage of the Principal Balance of all
Financed Loans, which shall be 20% or less, equals:                               ------%

The outstanding Principal Balance of unsubsidized Stafford Loans in either
"enrolled" or "grace" status, computed as a percentage of the Principal
Balance of all Financed Loans, which shall be 60% or less, equals:                ------%

The outstanding Principal Balance of Financed Loans that are thirty (30) or more days delinquent, computed as a percentage of the Principal Balance of all Financed Loans in "repayment status," which shall be 23% or less,
equals:                                                                           ------%

The outstanding Principal Balance of Financed Loans in "claim" status, computed as a percentage of the Principal Balance of all Financed Loans in
"repayment status," which shall be 20% or less, equals:                           ------%

The outstanding Principal Balance of Financed Loans in "claim" status, computed as a percentage of the Principal Balance of Financed Loans in
"repayment" status, which shall be 15% or less, equals:                           ------%

As an authorized representative of Nelnet Education Loan Funding, Inc., I hereby certify that to the best of my knowledge and belief (i) the amounts provided above are accurate and complete as determined on the Settlement Date and in accordance with the provisions of the Amended and Restated Warehouse Loan and Security Agreement, dated as of April 28, 2003 (the "Agreement"), by and among Nelnet Education Loan Funding, Inc., as borrower, Wells Fargo Bank Minnesota, National Association, as eligible lender trustee, Zions First National Bank, as trustee, Thunder Bay Funding Inc., as lender, Royal Bank of Canada, as facility agent and alternate lender, and NELnet Student Loan Warehouse Corporation-1, as original borrower (solely for the limited purpose stated therein), and (ii) no Event of Default or Early Amortization Event under the Agreement has occurred and is continuing.

Capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

This Exhibit E shall constitute the written direction to the Trustee to make the deposits and transfers set forth in Section 2.05(c) and Section 2.07B of the Agreement. The Trustee may conclusively rely on this Exhibit E (including all attachments) and shall be under no duty to review or examine the information set forth herein.

                                Nelnet, Inc., as Portfolio Administrator

                                ________________________________________
                                Authorized Officer
                                Date:

                                ________________________________________
                                APPROVED:

                                Nelnet Education Loan Funding, Inc., as Borrower

                                ________________________________________
                                Authorized Officer

                                Date: __________________________________

                                 EXHIBIT F

        FORMS OF ASSET COVERAGE REPORT AND CASH RELEASE CERTIFICATE

 NELNET EDUCATION LOAN FUNDING, INC. 2003 AMENDED WAREHOUSING FINANCING WITH THUNDER BAY FUNDING INC., AS THE LENDER, AND ROYAL BANK OF CANADA, AS THE
                             ALTERNATE LENDER
                           ASSET COVERAGE REPORT
                                 EXHIBIT F

AGGREGATE MARKET VALUE*:

                  (i) Outstanding principal balance of Financed Loans, multiplied by the Loan Valuation Percentage(1)

                  (ii) Accrued and unpaid borrower interest, federal interest subsidies and special allowance payments (other than Higher SAP Differentials received)

                  (iii) Outstanding principal balance of Permitted Investments, including accrued and unpaid interest thereon

                  (iv) Cash Balances in Collection Account and Cash Reserve Account

                  (v) Payments on Financed Loans or other assets received by the Servicer or the Borrower and not yet transferred to the Trustee (other than Higher SAP Differentials)

                  (vi)     The unamortized value of any prepaid expenses

         TOTAL AGGREGATE MARKET VALUE

LIABILITIES*:

         (i)      Facility Amount Advances

         (ii) Accrued and unpaid Program Availability Fees, Program Usage Fees, Alternate Interest Amounts, Liquidity Interest Amounts and Liquidity Fees

         (iii)    Any other accrued and unpaid fees:

                  (a)      Custodian Fees

                  (b)      Liquidity Fees

                  (c)      Servicing Fees

                  (d)      Trustee Fees and Eligible Lender Trustee Fees

                  (e)      Portfolio Administration Fees

                  (f)      Indemnities and Other Fees

              Total Fees

          TOTAL LIABILITIES

----------------------
(1)         If subsequent to any repayment or refinancing pursuant to Section
5.11 of the Loan Agreement, the Principal Balance of Defaulted Student
Loans exceeds 10% of the Principal Balance of all Financed Loans in "repayment status", the Aggregate market Value of all Defaulted Student
Loans shall be valued separately as Defaulted Student Loans on the related Valuation Date.

                                    F-l

   ASSET COVERAGE RATIO (TOTAL AGGREGATE MARKET VALUE/TOTAL LIABILITIES)       %

*Certain summary reports have been attached providing detailed calculations for the amounts provided above, or are available upon request.

As an authorized representative of Nelnet Education Loan Funding, Inc., I hereby certify that to the best of my knowledge and belief (i) the calculation of the Asset Coverage Ratio is accurate and complete as determined on the Calculation Date and in accordance with the provisions of the Amended and Restated Warehouse Loan and Security Agreement, dated as of April 28, 2003 (the "Agreement"), by and among Nelnet Education Loan Funding, Inc., as borrower, Wells Fargo Bank Minnesota, National Association, as eligible lender trustee, Zions First National Bank, as trustee, Thunder Bay Funding Inc., as lender, Royal Bank of Canada, as facility agent and alternate lender, and NELnet Student Loan Warehouse Corporation -1 (solely for the limited purpose stated therein), as original borrower and (ii) no Event of Default or Early Amortization Event under the Agreement has occurred and is continuing.

The Trustee may conclusively rely upon such calculations, certificates, reports and other notices received as set forth herein and shall be under no duty to determine or examine the same.

All capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

                                      NELNET EDUCATION LOAN FUNDING, INC,

                                      ____________________________
                                      Authorized Officer

                                      Date:_______________________

 NELNET EDUCATION LOAN FUNDING, INC. 2003 AMENDED WAREHOUSING FINANCING WITH THUNDER BAY FUNDING INC., AS THE LENDER, AND ROYAL BANK OF CANADA, AS THE
                             ALTERNATE LENDER
                      FORM OF CASH RELEASE CERTIFICATE
                                 EXHIBIT F

     Calculation Date (Quarterly): [Fourth Business Day preceding each Settlement Date occurring in the months of March, June, September and December]

 Settlement Date following each Quarterly Valuation Date: [First Business Day of March, June, September and December]

Corporate Trust Officer
Zions First National Bank
717 Seventeenth Street
Denver, Colorado 80202

Pursuant to Section 2.05(c)(xi) of the Amended and Restated Warehouse Loan and Security Agreement, dated as of April 28, 2003 (the "Agreement"), by and among Nelnet Education Loan Funding, Inc., as borrower (the "Borrower"), Wells Fargo Bank Minnesota, National Association, as eligible lender trustee, Zions First National Bank, as trustee, Thunder Bay Funding Inc., as lender, Royal Bank of Canada, as facility agent and alternate lender and NELnet Student Loan Warehouse Corporation - 1, as original borrower (solely for the limited purpose stated therein), you are hereby instructed to release funds in the amount of $____________ (the "Excess Coverage Amount" ) to be transferred to the Borrower or any other Person as directed by the Borrower (by wire transfer as directed by the Borrower) on the Settlement Date of___________. The Excess Coverage Amount is the amount of funds permitted to be withdrawn pursuant to Exhibit E to the Agreement and as further permitted by the calculation of the Asset Coverage Ratio, included herewith. Provided below is the calculation of the restated Asset Coverage Ratio following the withdrawal of the Excess Coverage Amount. Additionally, provided in connection with this Cash Release Certificate is the Asset Coverage Ratio and the Valuation Report. As an authorized representative of Nelnet Education Loan Funding, Inc., I hereby certify that to the best of my knowledge and belief the calculation of the Excess Coverage Amount and the restated Asset Coverage Ratio are accurate and complete as determined on the Calculation Date; and I further certify that any transfer hereunder shall not result in (i) Net Revenues of less than $0, (ii) an Asset Coverage Ratio of less than 103% and (iii) an Event of Default or a required collateral call pursuant to the provisions of the Agreement.

All capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

Restated Asset Coverage Ratio:
Total Aggregate Market Value
Less: Permitted Excess Coverage Amount                          (            )
Total Restated Aggregate Market Value

Total Liabilities calculated pursuant to Exhibit_____

Restated Asset Coverage Ratio                                               %

Required Release Ratio                                                103.00%

                                             NELNET EDUCATION LOAN FUNDING, INC.

                                             _____________________________
                                             Authorized Officer

                                             Date:________________________

                                 EXHIBIT G

                       COPIES OF CUSTODIAN AGREEMENTS

                                    G-l

                               CUSTODIAN AGREEMENT

         THIS CUSTODIAN AGREEMENT dated as of April 28, 2003 (this "Custodian Agreement"), is by and among NELNET EDUCATION FUNDING, INC. (the "Borrower"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Eligible Lender Trustee on behalf of the Borrower (the "Eligible Lender Trustee"), ZIONS FIRST NATIONAL BANK, as Trustee (the "Trustee"), and NELNET LOAN SERVICES, INC., as custodian (the "Custodian").

         WHEREAS, the Borrower, the Trustee, the Eligible Lender Trust Company, Thunder Bay Funding Inc., and Royal Bank of Canada have entered into an Amended and Restated Warehouse Loan and Security Agreement, dated as of April 28, 2003 (the "Loan Agreement"), pursuant to which the Borrower, through the Eligible Lender Trustee as the Eligible Lender (as defined in the Loan Agreement), will acquire student loans (the "Financed Loans"); and

         WHEREAS, pursuant to the Loan Agreement, the Borrower has granted to the Trustee, and its successors and assigns, a security interest in, among other things, the promissory notes and certain other documents relating to certain Financed Loans; and

         WHEREAS, the Trustee has requested, and the Borrower has agreed, that all Financed Loans (including all Financed Loans with respect to which the Eligible Lender Trustee holds legal title) shall be placed in the possession of the Trustee through its agent for the purpose of creating a security interest and perfecting the Trustee's security interest in the collateral under the Uniform Commercial Code; and

         WHEREAS, the Borrower has entered into a Loan Servicing Agreement, dated as of April 28, 2003 (the "Servicing Agreement"), with the Custodian, as servicer; and

         WHEREAS, the Borrower desires to contract for the Custodian to provide the custodial services set forth herein; and

         WHEREAS, the Borrower has directed the Trustee to enter into this Custodian Agreement for the purpose of appointing the Custodian as its agent to take possession and custody of the Deposited Loans (as defined below) and the proceeds therefrom; and

         WHEREAS, the Borrower will from time to time in the future deliver, or cause the Eligible Lender Trustee to deliver, to the Custodian Financed Loans to be serviced by the Custodian, as servicer;

         NOW, THEREFORE, the Trustee and the Borrower hereby authorize the Custodian to so hold all Deposited Loans as bailee and agent of the Trustee and authorize the Custodian to perform the following functions, and duties in connection therewith, and the Custodian agrees to perform such functions and duties (in the case of the Custodian, as bailee and agent of the Trustee), including perfecting and continuing the perfection of the Trustee's security interest in the Deposited Loans:

         1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms used herein, including the premises thereof, shall have the meanings ascribed to such terms in the Loan Agreement.

         "Deposited Loans" means all Financed Loans financed pursuant to the Loan Agreement which now or at any time hereafter are serviced by or in the possession of the Custodian, as servicer, pursuant to the Servicing Agreement as well as all records and other instruments and documents relating thereto.

         2. SAFEKEEPING OF THE DEPOSITED LOANS. The Custodian hereby agrees to perform the following services for the Trustee with respect to the Deposited Loans:

                  (a) To hold in its fireproof storage vault and under its exclusive control the following documents with respect to each of the Deposited Loans and shall use due care to preserve and protect the same:

                           (i) the original promissory note or a copy of the Master Promissory Note and documentation related to the Deposited Loans issued pursuant to the Master Promissory Note;

                           (ii) the Notification of Loan Approval, if any, from a Guarantor guaranteeing the Financed Loan; and

                           (iii) any further documentation required by the Secretary of Education (the "Secretary"), if applicable, or the applicable Guarantor.

         provided, however, that to the extent permitted in accordance with the rules and regulations of the Secretary and/or the applicable Guarantor, the Custodian may retain any of such documentation (other than original promissory notes) on microfilm or other electronic, image or similar storage system.

                  (b) Upon the written demand of the Borrower or the Trustee and in circumstances authorized in the Loan Agreement, the Custodian shall deliver and immediately release to the Trustee any and all of the Deposited Loans at the time held by Custodian, as well as all related information and documents required to be held under the Servicing Agreement.

                  (c) To furnish the Trustee semiannually a list containing the names and social security numbers of the obligors of the Deposited Loans, the unpaid principal balance of all Deposited Loans of each of said obligors, and such other information with respect to the Deposited Loans which is reasonably requested by the Trustee.

                  (d) To permit inspection at all reasonable times and upon reasonable advance notice by the Borrower, the Trustee, the Eligible Lender Trustee, a Guarantor, the Secretary and any governmental agency having jurisdiction or their respective agents (including auditors) of the Deposited Loans and the records of the Custodian relating thereto, such inspection to include the right to examine and make copies of any documents relating to the Deposited Loans and to interview personnel involved in the servicing of the Deposited Loans.

                  (e) To furnish the Trustee from time to time upon written request of the Trustee such reports as are required by the Servicing Agreement.

                  (f) To furnish to the Trustee, at the request of the Trustee or the Borrower, prior to the acquisition of any Student Loans, a confirmation that all records, documents and other instruments described in clause (a) above with respect to such Student Loans have been received by the Custodian.

                  (g) To take any and all such other action with respect to the Deposited Loans as the Trustee may, consistent with its rights and obligations under the Servicing Agreement, reasonably request.

         In accordance with the written direction of the Borrower, the Trustee hereby appoints the Custodian as its agent solely to take physical possession and custody of the Deposited Loans and the proceeds thereof in accordance with the terms of this Custodian Agreement. The Custodian hereby accepts such appointment, acknowledges receipt of notice of the security interest held by the Trustee in the Deposited Loans and acknowledges that the Custodian is holding possession of such Deposited Loans for the Trustee's benefit.

         3. PAYMENTS IN RESPECT OF DEPOSITED LOANS. The parties hereto agree that amounts received in respect of the Deposited Loans (including claim payments from any Guarantor and Interest Subsidy Payments and Special Allowance Payments) shall be promptly paid over to and deposited with the Trustee pursuant to the Loan Agreement.

         4. RELEASE OF COLLATERAL. The Custodian may release Deposited Loans and all related information and documentation held by the Custodian only as follows:

                  (a) the Custodian may release to the Borrower or to any Person designated by the Borrower at any time any Deposited Loan that has been paid in full;

                  (b) the Custodian may release to an applicable Guarantor any Deposited Loan which is eligible for claim payment and with respect to which a claim is (or is to be) filed; and

                  (c) the Custodian may, in accordance with the provisions of Section 2(b) hereof, release to the Trustee the Deposited Loans and any records, documents and instruments relating thereto, subject to the provisions of the Servicing Agreement.

         Except as described in this paragraph and except upon termination of this Custodian Agreement, the Custodian will not release any Deposited Loans unless the Custodian is in receipt of written authorization from the Trustee.

         5. NO LIABILITY. Neither the Trustee nor the Eligible Lender Trustee shall have any responsibility for loss or damage suffered by the Borrower with respect to any Deposited Loan delivered or released pursuant to this Custodian Agreement.

         6. TERMINATION OF THIS CUSTODIAN AGREEMENT. This Custodian Agreement shall remain in effect until the date on which either of the following shall occur: (a) the Servicing Agreement shall have expired or otherwise been terminated; or (b) upon satisfaction of all indebtedness of the Borrower the payment of which is secured under the Loan Agreement, including indebtedness for any penalties, costs of collection or other charges. Upon termination of this Custodian Agreement for any reason other than full satisfaction of indebtedness of the Borrower, the Deposited Loans then held by Custodian shall be forthwith delivered to the party designated by the Trustee, subject to the terms of the Servicing Agreement. Upon termination of this Custodian Agreement following satisfaction of indebtedness of the Borrower, Deposited Loans and materials relating thereto in the possession of the Custodian shall be delivered to the Borrower or its designee. This Custodian Agreement shall not be subject to termination other than as specifically provided in this paragraph.

         7. INSPECTION RIGHTS. To the extent permitted by law, all records maintained by the Custodian with respect to the Deposited Loans shall be available for inspection or audit from time to time by the Trustee, the Eligible Lender Trustee, the Lender, the Alternate Lender, the Liquidity Facility Providers and the Credit Support Providers (each as defined in the Loan Agreement) and the Borrower (or their respective designees) upon request of such Person, made with reasonable advance notice to the Custodian, such availability to include the right to examine and make copies of any documents relating to the Deposited Loans, with costs of same not to be paid for by the Custodian.

         8. FEES AND EXPENSES. The Custodian shall not receive any additional compensation for acting as custodian hereunder outside of the fees and expenses paid to the Custodian in its capacity as servicer pursuant to the Servicing Agreement.

         9.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CUSTODIAN.

                  (a) The Custodian agrees to accept delivery of the promissory notes and other documents pertaining to the Deposited Loans and to have and maintain continuous and exclusive possession and control over all documents evidencing the Deposited Loans delivered to it under this Custodian Agreement.

                  (b) The Custodian shall exercise reasonable care and diligence in the possession, retention and protection of the Deposited Loans delivered to it hereunder. The Custodian accepts the custodial duties and responsibilities imposed upon it hereunder and agrees to perform such custodial duties and responsibilities in a sound and prudent manner consistent in all respects with sound custodial practices and principles.

                  (c) The Custodian shall at all times during the term of this Custodian Agreement maintain insurance which shall include, but not be limited to, dishonesty of employees or other crimes resulting in the loss of the Deposited Loans and comprehensive general liability, including personal injury and loss or damage to documents.

                  (d) The Custodian shall at all times maintain records indicating the borrower name and Social Security number, at a minimum, of all Deposited Loans which are delivered to it to hold as Custodian pursuant to this Custodian Agreement and indicating that such Deposited Loans have been pledged to the Trustee.

         10.      MISCELLANEOUS.

                  (a) This Custodian Agreement shall be binding upon the parties hereto and their successors, transferees and assigns, and shall inure to the benefit of and be enforceable by all parties hereto and their respective successors, transferees and assigns.

                  (b) The Custodian acknowledges and agrees that its services under this Custodian Agreement are in addition to, and not in lieu, of its services as servicer of the Deposited Loans under and pursuant to the Servicing Agreement.

                  (c) This Custodian Agreement may be executed and delivered in any number of counterparts, each of which, when so executed and delivered, shall be an original; provided, however, that such counterparts shall together constitute but one and the same instrument.

                  (d) Any provision of this Custodian Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be effective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity or enforceability or legality of such provision in any other jurisdiction.

                  (e) THIS CUSTODIAN AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF COLORADO.

                  (f) All notices, requests, demands and other communications under or in respect of this Custodian Agreement shall be in writing and shall be delivered or mailed, first class, postage prepaid, or sent by facsimile machine, to the parties at the following addresses (or at such other address for a party as shall be specified by the party to whom addressed):

         If to the Borrower:          Nelnet Education Loan Funding, Inc.
                                      121 South 13th Street
                                      Suite 201
                                      Lincoln, Nebraska 68508
                                      Attention: Terry Heimes
                                      Phone: (402) 458-2301
                                      Facsimile: (402) 458-2399

         with a copy to:              NELnet, Inc.
                                      1801 California Street
                                      Suite 3920
                                      Denver, Colorado 80202
                                      Attention: Jeff Noordhoek

                                      Telephone: (303) 292-6930
                                      Facsimile: (303) 292-0995

If to the Trustee:                    Zions First National Bank
                                      717 17th Street, Suite 301
                                      Denver, CO 80202
                                      Attention: Corporate Trust Department
                                      Phone: (720) 947-7470
                                      Facsimile: (720) 947-7480

If to the Eligible Lender Trustee:    Wells Fargo Bank Minnesota,
                                      National Association
                                      6th Street and Marquette Avenue, N9303-110
                                      Minneapolis, MN 55479
                                      Attention: Scott Ulven
                                      Phone: (612) 667-4802
                                      Facsimile: (612) 667-2149

If to the Custodian:                  NELnet Loan Services, Inc.
                                      3015 South Parker Road, Suite 400
                                      Aurora, Colorado 80014
                                      Attention: Ed Martinez
                                      Telephone: (303) 696-3699
                                      Facsimile: (303) 696-5640

         IN WITNESS WHEREOF, the parties have signed this Custodian Agreement as of the date first written above.

                                      ZIONS FIRST NATIONAL BANK, as Trustee
                                      under the Loan Agreement

                                      By /s/  David W. Bata
                                         ------------------------------
                                         David W. Bata, Vice President

                                      WELLS FARGO BANK MINNESOTA,
                                      NATIONAL ASSOCIATION, as Eligible
                                      Lender Trustee

                                      By /s/ Scott E. Ulven
                                         ------------------------------
                                         Scott E. Ulven, Corporate Trust
                                         Officer

                                      NELNET LOAN SERVICES, INC.

                                      By /s/ Terry Heimes
                                         ------------------------------
                                         Terry Heimes, Chief Financial
                                         Officer

                                      NELNET EDUCATION LOAN FUNDING,
                                      INC.

                                      By /s/ Terry Heimes
                                         ------------------------------
                                         Terry Heimes, President

                                 EXHIBIT H

                      FORM OF PARTICIPATION AGREEMENT

                                    H-l

                             PARTICIPATION AGREEMENT

         This Participation Agreement is made and entered into as of the 28th day of April, 2003, by and between NHELP-I, Inc., a Nevada corporation ("Lender") and Nelnet Education Loan Funding, Inc., f/k/a NEBHELP, INC., a Nebraska corporation ("Participant").

         WHEREAS, Lender is or will be the owner and holder of FFELP Loans (as defined herein), or beneficial interests therein, originated by or on behalf of Lender or acquired by Lender; and

          WHEREAS, Lender desires to sell, and Participant desires to purchase, an undivided 100% participation interest in certain FFELP Loans on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and promises herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         "Agreement" means this Participation Agreement and any amendment or supplement hereto.

         "Borrower" means the student or parent obligor under an Eligible Loan.

         "Certificate of Insurance" means a certificate of federal loan insurance issued with respect to an Eligible Loan by the Secretary of Education pursuant to the provisions of the Higher Education Act.

         "Commitment Amount" means the aggregate outstanding principal balance of FFELP Loans up to an amount determined by Participant, participation interests in which are committed to be sold by Lender and purchased by the Participant pursuant to this Agreement.

         "Commitment Period" means the period of time commencing on the date first set forth above and terminating 364 days thereafter, and renewing thereafter for successive 364-day periods, unless either party gives written notice of intent to terminate at least 30 days to the other party and to the Facility Agent and the Trustee prior to the termination of the initial Commitment Period or any renewal/extension Commitment Period. The Commitment Period shall terminate immediately upon a default by Lender of any of its obligations hereunder.

         "Contract of Insurance" means an agreement between the Secretary of Education and either the Eligible Lender Trustee or Lender providing for the insurance by the

Secretary of Education of the principal of and accrued interest on a FFELP Loan to the maximum extent permitted under the Higher Education Act.

         "Eligible Lender Trustee" means Wells Fargo Bank Minnesota, National Association, acting in its capacity as eligible lender trustee on behalf of the Lender, and not in its individual capacity.

         "Eligible Loan" means a FFELP Loan in which a participation interest is authorized to be acquired by the Participant which (a) is either Insured or Guaranteed; (b) if such FFELP Loan is a subsidized Stafford loan, qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments; if such FFELP Loan is a consolidation loan authorized under Section 428C of the Higher Education Act, qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments to the extent applicable; and if such FFELP Loan is a PLUS loan authorized under Section 428B of the Higher Education Act, a SLS loan authorized under Section 428A of the Higher Education Act, or an unsubsidized Stafford loan authorized under Section 428H of the Higher Education Act, such FFELP Loan qualifies the holder thereof to receive Special Allowance Payments; (c) complies with each representation and warranty with respect thereto contained herein; and (d) meets the other applicable criteria set forth in the Loan Purchase Regulations and an undivided participation interest in which is eligible for purchase under the terms of the Warehouse Loan and Security Agreement.

         "Facility Agent" means Royal Bank of Canada, as the Facility Agent under the Warehouse Loan and Security Agreement, and any successor or assign.

         "Federal Contracts" means all agreements between a Guarantee Agency and the Secretary of Education providing for the payment by the Secretary of Education of amounts authorized to be paid pursuant to the Higher Education Act, including, but not limited to, reimbursement of amounts paid or payable upon defaulted Eligible Loans and other student loans insured or guaranteed by any Guarantee Agency and federal interest subsidy payments and Special Allowance Payments, if applicable, to holders of qualifying student loans guaranteed by any Guarantee Agency.

         "FFELP Loans" means those specific loans in which a participation interest is acquired by Participant from Lender pursuant to this Agreement, inclusive of the promissory notes evidencing such loans and the related documentation in connection with each thereof, which were originated pursuant to the Federal Family Education Loan Program and the Higher Education Act.

         "Guarantee" or "Guaranteed" means, with respect to a FFELP Loan, the guarantee by the Guarantee Agency, in accordance with the terms and conditions of the Guarantee Agreement, of the principal of and accrued interest on the FFELP Loan to the maximum extent permitted under the Higher Education Act on FFELP Loans which have been originated, held and serviced in full compliance with the Higher Education Act, and the coverage of the FFELP Loan by the Federal Contracts providing, among other things, for reimbursement to the Guarantee Agency for losses incurred by it on defaulted Eligible Loans guaranteed by it to the extent of the maximum reimbursement allowed by the Federal Contracts.

         "Guarantee Agency" means a state agency or a private nonprofit institution or organization which administers a Guarantee Program within a State or any successors and assignees thereof administering the Guarantee Program which has entered into a Guarantee Agreement with Lender or the Eligible Lender Trustee on behalf of Lender.

         "Guarantee Agreement" means the Federal Contracts, an agreement between a Guarantee Agency and either Lender or the Eligible Lender Trustee on behalf of Lender providing for the Guarantee by such Guarantee Agency of the principal of and accrued interest on Eligible Loans to Borrowers, made or acquired by Lender or the Eligible Lender Trustee on behalf of Lender from time to time, and any other similar guarantee or agreement issued by a Guarantee Agency to Lender or the Eligible Lender Trustee on behalf of Lender pertaining to Eligible Loans.

         "Guaranteed Loans" means FFELP Loans that are Guaranteed.

         "Guarantee Program" means a Guarantee Agency's student loan guaranty program pursuant to which such Guarantee Agency guarantees or insures student loans.

         "Higher Education Act" shall mean Title IV, Parts B, F and G, of the Higher Education Act of 1965, as amended or supplemented and in effect from time to time, or any successor enactment thereto, and all regulations promulgated thereunder and any directives issued by the Secretary of Education.

         "Insurance" or "Insured" or "Insuring" means, with respect to a FFELP Loan, the insuring by the Secretary of Education (as evidenced by a Certificate of Insurance or other document or certification issued under the provisions of the Higher Education Act) under the Higher Education Act of the principal of and accrued interest on such FFELP Loan to the maximum extent permitted under the Higher Education Act for FFELP Loans originated, held and serviced in full compliance with the Higher Education Act.

         "Insured Loans" means FFELP Loans which are Insured.

         "Interest Subsidy Payments" means interest subsidy payments received from the Secretary of Education pursuant to Section 428 of the Higher Education Act or similar payments authorized by federal law or regulation.

         "Lender" means NHELP-I, Inc., a Nevada corporation, an "eligible lender" under criteria established by the Higher Education Act that has received an eligible lender designation by the Secretary of Education with respect to Insured Loans or from a Guarantee Agency with respect to Guarantee Loans, which is selling participation interests in FFELP Loans to the Participant hereunder or, if Lender is not designated as an eligible lender under the Higher Education Act, Lender holds beneficial ownership of Eligible Loans through the Eligible Lender Trustee, which is an eligible lender under the Higher Education Act.

         "Lender's Retained Interest" means that portion of the income earned with respect to Eligible Loans covered by the Participation Certificate which is equal to zero basis points (0.00%), on an annualized basis, of the average quarterly aggregate principal balance of Eligible Loans covered by the Participation Certificate; provided, however, that if changes in the Higher Education Act subsequently reduce the interest rates, Special Allowance Payments or Interest Subsidy Payments, then Lender's Retained Interest shall be reduced on a pro tanto basis.

         "Loan Purchase Agreement" means the Loan Purchase Agreement including all exhibits and schedules attached thereto, substantially in the form of Schedule A hereto.

         "Loan Purchase Regulations" means the rules and regulations of the Participant, as may be adopted by the Participant from time to time, which pertain to acquisition of participation interests hereunder, which shall incorporate all requirements specified in any indentures or other financing arrangements to which the Participant is subject.

         "Master Note" means a Master Promissory Note in the form mandated by
Section 432(m)(1)(D) of the Higher Education Act, as added by Pub. L. 105-244,
Section 427, 112 Stat. 1702 (1998), as amended by Public Law No: 106-554 (enacted December 21, 2000) and as codified at 20 U. S. C. Section 1082 (m)(1).

         "MPN Loan" means a FFELP Loan evidenced by a Master Note.

         "Participant" means Nelnet Education Loan Funding, Inc., f/k/a NEBHELP, INC., a Nebraska corporation, and its successors and assigns.

         "Participation Certificate" means the master participation certificate in the form attached hereto as Schedule B.

         "Purchase Price" means 100% of the outstanding principal balance plus 100% of the accrued and unpaid interest thereon with respect to Eligible Loans covered by the Participation Certificate, each as of the date of purchase.

         "Secretary of Education" means the Commissioner of Education and the Secretary of the United States Department of Education (who succeeded to the functions of the Commissioner of Education pursuant to the Department of Education Organization Act), or any officer, board, body, commission or agency succeeding to the functions thereof under the Higher Education Act.

         "Servicer" means Nelnet Loan Services, Inc.

         "Servicing Agreement" means the agreement in which the Servicer is engaged by Participant to administer and service Eligible Loans covered in the Participation Certificate.

         "Special Allowance Payments" means special allowance payments authorized to be made by the Secretary of Education pursuant to Section 438 of the Higher Education Act or similar allowances authorized from time to time by federal law or regulation.

         "Trustee" means Wells Fargo Bank Minnesota, National Association, acting in its capacity as eligible lender trustee the Eligible Lender Trust Agreement between Trustee and Participant dated as of April 28, 2003, and not in its individual capacity.

         "Warehouse Loan and Security Agreement" means the Amended and Restated Warehouse Loan and Security Agreement, dated as of April 28, 2003, among the Participant, as borrower, NELnet Student Loan Warehouse Corporation-1, an original borrower, the Trustee as eligible lender trustee, Thunder Bay Funding Inc., as Lender, Royal Bank of Canada, as Alternate Lender Facility Agent, and Zions First National Bank, as trustee, and any amendments or supplements thereto made in accordance with its terms, which is utilized to finance Participant's purchase of participation interests in the FFELP Loans hereunder.

                                   ARTICLE II

                       PURCHASE OF PARTICIPATION INTEREST

         2.01 PURCHASE OF PARTICIPATION INTEREST. Subject to the terms and conditions and in reliance upon the representations, warranties and agreements set forth herein, during the Commitment Period, Lender agrees to sell to Participant, and Participant agrees to purchase from Lender, in an aggregate amount up to a maximum of the Commitment Amount, an undivided participation interest in 100.0% of the outstanding principal balance and accrued interest thereon of Eligible Loans and a portion of the income generated by the Eligible Loans as provided herein. Participant shall pay to Lender or its designee the Purchase Price for the participation interest in each Eligible Loan purchased hereunder, by wire transfer of immediately available funds, on such dates as the parties may mutually agree upon. The participation interest acquired by Participant shall include the promissory note and related documents in connection with each participated Eligible Loan. The participation interest purchased by Participant shall represent a participation interest in each and every Eligible Loan specifically identified in the Participation Certificate with respect thereto, and the parties agree that Participant is not purchasing an interest in an undivided pool of Eligible Loans. It is the intention of Lender, that the transfer from Lender to Participant constitutes a true, absolute sale of the participation interest in Eligible Loans hereunder and that the ownership of such participation interests shall not become or be deemed to be property of Lender for any purposes under applicable law. Except as expressly set forth in this Agreement, the sale of participation interests in Eligible Loans shall be without recourse to Lender in connection with Borrowers' default on such Eligible Loans. If a Borrower defaults on an Eligible Loan, and the proceeds from the liquidation of the Eligible Loan are insufficient to pay the interest accrued on the Eligible Loan, interest shall be distributed on a pro rata basis between the Participant and Lender based on the proportion of the basis points comprising Lender's Retained Interest and the total basis points comprising the interest rate on the Eligible Loan.

         The Lender hereby authorizes the Participant to file a UCC-1 financing statement identifying the Lender as debtor/seller and the Participant [and the Trustee] as secured parties/buyers and describing the participation interest in the Eligible Loans sold pursuant to this Agreement. The preparation or filing of such UCC-1 financing statement is solely for additional protection of the Participant's interest in the Eligible Loans and shall not be deemed to contradict the express intent of the Lender and the Participant that the transfer of Eligible Loans under this Agreement is an absolute assignment of such Eligible Loans and is not a transfer of such Eligible Loans as security for a debt.

         2.02 PARTICIPATION CERTIFICATE. On the date of the initial sale of a participation interest with respect to a portfolio of Eligible Loans hereunder, or thereafter as mutually agreed upon by the parties hereto, Lender shall execute and deliver to Participant the Participation Certificate evidencing a 100% participation and beneficial ownership interest in Eligible Loans in that portfolio as identified in Schedule A attached to the Participation Certificate. Lender shall attach or cause to be attached to the executed original Participation Certificate a schedule of the participated Eligible Loans, legal title to which shall be retained by Lender (if an eligible lender under the Higher Education Act) or by the Eligible Lender Trustee. As Lender sells additional participation interests in Eligible Loans to Participant hereunder, no more frequently than on a monthly basis, Lender shall issue (or cause to be issued) supplemental schedules to Participant to be substituted and attached to the Participation Certificate. The participation interest shall be deemed to have been transferred to Participant upon payment of the Purchase Price therefor, irrespective of whether such supplemental schedules are issued by Lender. Lender shall also perform any reasonable or necessary acts to perfect Participant's ownership of the participation interest in Eligible Loans including, without limitation, providing notice to the Borrowers of the transfer of the participation interest if Participant or Facility Agent determines such acts are necessary to perfect such sale.

         2.03 DISTRIBUTION OF PAYMENTS RECEIVED. Upon issuance of the Participation Certificate with respect to a particular portfolio of Eligible Loans, Participant shall be entitled to 100% of payments and income earned with respect to the Eligible Loans covered by the Participation Certificate, less Lender's Retained Interest which shall be deducted therefrom and paid to Lender on a quarterly basis. Lender shall pay for all origination fees payable to the Secretary of Education pursuant to the Higher Education Act, servicing fees charged by Servicer pursuant to the Servicing Agreement and any other costs incidental to or associated with origination, Guarantee, ownership, administration, servicing and collection with respect to each of the Eligible Loans covered by the Participation Certificate. Lender agrees to account and deliver to Participant, or cause to be delivered to Participant, all sums of principal, interest, Special Allowance Payments, Interest Subsidy Payments or other income received by Lender or Servicer on behalf of Lender on account of Participant's participation interest in the Eligible Loans covered by the Participation Certificate during the term of this Agreement, less Lender's Retained Interest. Lender shall cause Servicer to furnish to Participant, on a monthly basis, all reports issued by Servicer pursuant to the Servicing Agreement showing the amount of the balances of each of the Eligible Loans covered by the Participation Certificate and other information generated by Servicer, and such other specific information on individual Eligible Loans covered by the Participation Certificate as Participant may reasonably require from time to time, subject to the abilities of Servicer. Participant shall have access to inspect documents in connection with Eligible Loans covered by the Participation Certificate at the Servicer on a day to day basis.

         2.04 SERVICING AND CONTROL OF ELIGIBLE LOANS. Lender and Participant shall cause Servicer to service and collect each of the Eligible Loans covered by the Participation Certificate under the Servicing Agreement, in accordance with the terms of the Higher Education Act, and any rules and any regulations adopted by the applicable Guarantee Agency or the Secretary of Education. Servicer shall act at the direction of Participant. Lender shall promptly deliver the promissory notes and other documents evidencing or relating to the Eligible Loans covered in the Participation Certificate to the Servicer or its agent. The promissory notes and other documents evidencing or relating to the Eligible Loans covered in the Participation Certificate shall be retained by Servicer or its agent for safekeeping as custodian in connection with the Servicing Agreement for the benefit of Lender and Participant. Servicer shall segregate the Eligible Loans in a separate account for servicing purposes for the benefit of Lender and Participant. During the term of this Agreement, Lender shall not (and shall cause the Eligible Lender Trustee to not) pledge, encumber, sell, transfer or otherwise dispose of any interest in any Eligible Loan covered by a Participation Certificate, except as may be expressly permitted herein.

         2.05 CONDITIONS OF PURCHASE. Participant's obligation to purchase and pay for participation interests in Eligible Loans hereunder shall be subject to each of the following conditions precedent:

                  (a) all representations, warranties and statements made by Lender contained in this Agreement shall be true on the applicable date of purchase;

                  (b) Participant, Facility Agent and Trustee shall receive an opinion of Lender's counsel dated as of the date of the first sale of Participation Certificates hereunder (covering such first sale and any other sale of Participation Certificates), in form and substance satisfactory to Participant, Facility Agent and Trustee, to the effect that (i) this Agreement has been duly authorized, executed and delivered by Lender and constitutes the legal, valid, binding and enforceable obligation of Lender; (ii) the Participation Certificate has been duly authorized, executed and delivered by Lender; (iii) with respect to all Insured Loans in which participation interests are being acquired, the applicable Contract of Insurance has been duly authorized, executed and delivered by the Lender; (iv) with respect to participation interests in all FFELP Loans in which participation interests are being acquired, the applicable Guarantee Agreement has been duly authorized, executed and delivered by Lender; (v) assuming the due execution and delivery thereof, each FFELP Loan in which a participation interest is acquired hereunder constitutes the legal, valid and binding obligation of the Borrower (and of each endorser, if any) thereof, enforceable in accordance with its terms; (vi) to the knowledge of Lender's counsel, the execution and delivery of this Agreement, the consummation of the transactions therein contemplated and compliance with the terms, conditions and provisions of this Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the charter, articles or bylaws of Lender or any agreement or instrument to which Lender is a party or by which it is bound or constitute a default thereunder; (vii) to the knowledge of Lender's counsel, Lender is not a party to or bound by any agreement or instrument or subject to any charter or other corporate restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially or adversely affect the ability of Lender to perform its obligations under this Agreement; (viii) no consent, approval or authorization of any government or governmental body, including, without limitation, the Federal Savings and Loan Insurance Corporation, Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System or any state banking regulatory agency, is required in connection with the consummation of the transactions contemplated in this Agreement; (ix) this Agreement shall constitute a security agreement under State of Nebraska law and shall be effective to create, in favor of the Participant, a valid, perfected security interest in the Eligible Loans evidenced by each Participation Certificate sold hereunder; (x) the Participant shall have a perfected security interest in the participation interests in Eligible Loans evidenced by the Participation Certificate subject to no prior liens,
         (xi) if the Lender and the Participant are affiliates, that (A) if the Lender became a debtor under the United States Bankruptcy Code, 11 U.S.C. Sections 101 et seq., as amended (the "Bankruptcy Code"), (i)
         Section 541(a)(1) of the Bankruptcy Code would not apply to deem the participation interests in Eligible Loans transferred by the Lender to the Participant and the proceeds therefrom as property of the bankruptcy estate of the Lender and therefore (ii) Section 362(a) of the Bankruptcy Code would not apply to stay payment to the Participant or its assignees and (B) if the Lender became a debtor under the Bankruptcy Code, a court would not disregard the separate identity of the Participant so that the assets of the Participant would be consolidated with and become a part of the Lender's bankruptcy estate and (xii) if the Lender is a bank or saving association the deposits of which are insured by FDIC (a "Bank") and the FDIC were appointed as a receiver or conservator of such Bank, a court would not recharacterize the transfer and assignment of the participation interests in Eligible Loans to the Participant as a pledge to secure a borrowing rather than as a sale of the participation interests in Eligible Loans.

                  (c) delivery by Lender to Participant on or before the applicable date of purchase of the Participation Certificate, original or supplemental schedules to the Participation Certificate listing and identifying each Eligible Loan in which a participation interest is being transferred to Participant; UCC-1 Financing Statements evidencing the transfer from Lender to Participant (and Trustee), UCC Lien Searches, and UCC Termination Statements or Releases, if any, releasing any security interest granted by Lender in any Eligible Loan covered by the Participation Certificate; and

                  (d) adequate funds are available to Participant from the Warehouse Loan and Security Agreement or otherwise which will finance the purchase of participation interests in Eligible Loans under this Agreement.

         2.06     REPURCHASE OBLIGATION. If:

                  (a) any representation or warranty made or furnished by Lender in or pursuant to this Agreement with respect to a FFELP Loan shall prove to have been materially incorrect;

                  (b) the Secretary of Education or a Guarantee Agency, as the case may be, refuses to honor all or part of a claim with respect to a FFELP Loan (including any claim for Interest Subsidy Payments, Special Allowance Payments, Insurance, reinsurance or Guarantee Payments) on account of any circumstance or event that occurred prior to the sale of such FFELP Loan to the Participant by and through the Trustee;

                  (c) on account of any circumstance or event that occurred prior to the sale of a FFELP Loan to the Participant by and through the Trustee, a defense is asserted by a Borrower (or endorser, if any) of the FFELP Loan with respect to a Borrower's obligation to pay all or any part of the FFELP Loan, and Participant, in good faith, believes that the facts reported, if true, raise reasonable doubts as to the legal enforceability of such FFELP Loan; or

                  (d) the instrument which Lender purports to be a FFELP Loan is not, in fact, a FFELP Loan;

then Lender shall repurchase the participation interest in such FFELP Loan or purported FFELP Loan upon the request of Participant or the Facility Agent by paying Participant or Zions First National Bank, as trustee under the Warehouse Loan Agreement (if required by the Facility Agent) the then outstanding principal balance of such FFELP Loan or purported FFELP Loan (or such greater amount as may be necessary to make the Participant whole), plus interest and applicable Special Allowance Payments with respect to such FFELP Loan or purported FFELP Loan from the date of purchase of the participation interest therein to and including the date of repurchase, plus any amounts owed to the Secretary of Education with respect to the repurchased FFELP Loan or purported FFELP Loan, plus any attorney fees, legal expenses, court costs, servicing fees or other expenses incurred by Participant in connection with such FFELP Loan or purported FFELP Loan, less Lender's Retained Interest with respect to such FFELP Loan.

                                   ARTICLE III

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

         3.01 LENDER'S REPRESENTATIONS AND WARRANTIES. Lender hereby represents, warrants and covenants to Participant and Facility Agent as follows:

                  (a) Any information furnished by Lender to the Participant, or the Participant's agents with respect to a FFELP Loan is true, complete and correct.

                  (b) The amount of the unpaid principal balance of each FFELP Loan is due and owing, and no counterclaim, offset, defense or right to rescission exists with respect to any FFELP Loan which can be asserted and maintained or which, with notice, lapse of time or the occurrence or failure to occur of any act or event could be asserted and maintained by the Borrower against the Eligible Lender Trustee or the Participant as assignee thereof. Lender shall have taken all reasonable actions to assure that no maker of a FFELP Loan has or may acquire a defense to the payment thereof. No payment of principal or interest with respect to any FFELP Loan is, as of the date hereof, more than 90 days delinquent and no applicable payment of principal or interest with respect to any FFELP Loan will, at the date of the applicable Participation Certificate, be more than 60 days delinquent. No FFELP Loan carries a rate of interest less than, or in excess of, the applicable rate of interest required by the Higher Education Act. If the Higher Education Act permits Lender to charge an interest rate less than the applicable rate of interest, no FFELP Loan purchased hereunder bears interest at a rate lower than the applicable rate of interest; provided, however, that the Participant may approve, in its sole discretion, in writing, interest reductions which are part of a borrower repayment incentive program of Lender, the terms of which have been fully described in detail and in writing to the Participant.

                  (c) Each FFELP Loan has been duly executed and delivered and constitutes the legal, valid and binding obligations of the maker (and the endorser, if any) thereof, enforceable in accordance with its terms.

                  (d) Each FFELP Loan complies in all respects with the requirements of the Higher Education Act and is an Eligible Loan.

                  (e) Lender or Eligible Lender Trustee has applied for and received the Secretary of Education's or a Guarantee Agency's designation, as the case may be, as an "Eligible Lender" under the Higher Education Act, and Lender has entered into all agreements required to be entered into for participation in the Federal Family Education Loan Program under the Higher Education Act.

                  (f) Lender (and the Eligible Lender Trustee, if applicable) is the sole owner and holder of each FFELP Loan and has full right and authority to sell and assign the same free and clear of all liens, pledges or encumbrances; no FFELP Loan has been pledged or assigned for any purpose; and each FFELP Loan is free of any and all liens, charges, encumbrances and security interests of any description. The Participant has a valid and perfected first priority security interest in the Pledged Collateral (as defined herein).

                  (g) Each FFELP Loan is either Insured or Guaranteed; such Insurance or Guarantee, as the case may be, is in full force and effect, is freely transferable as an incident to the sale of each FFELP Loan; all amounts due and payable to the Secretary of Education or a Guarantee Agency, as the case may be, have been or will be paid in full by Lender, and none of the FFELP Loans has at any time been tendered to either the Secretary of Education or any Guarantee Agency for payment.

                  (h) There are no circumstances or conditions with respect to any FFELP Loan, the Borrower thereunder or the creditworthiness of said Borrower that would reasonably cause prudent private investors to regard any of the FFELP Loans as an unacceptable investment, or adversely affect the value or marketability thereof, the insurance thereof and any applicable Guarantee.

                  (i) Each FFELP Loan was made in compliance with all applicable local, State and federal laws, rules and regulations, including, without limitation, all applicable nondiscrimination, truth-in-lending, consumer credit and usury laws.

                  (j) Lender has, and its officers acting on its behalf have, full legal authority to engage in the transactions contemplated by this Agreement; the execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions of this Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the charter, articles or bylaws of Lender or any agreement or instrument to which Lender is a party or by which it is bound or constitute a default thereunder; Lender is not a party to or bound by any agreement or instrument or subject to any charter or other Participant restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of Lender to perform its obligations under this Agreement and this Agreement constitutes a valid and binding obligation of Lender enforceable against it in accordance with its terms, and no consent, approval or authorization of any government or governmental body, including, without limitation, the Federal Savings and Loan Insurance Participant, the Federal Deposit Insurance Participant, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System or any state bank regulatory agency, is required in connection with the consummation of the transactions herein contemplated.

                  (k) Lender is duly organized, validly existing and in good standing under the laws of its applicable jurisdiction and has the power and authority to own its assets and carry on its business as now being conducted.

                  (l) Lender and Servicer have each exercised (and shall continue to exercise) due diligence and reasonable care in making, administering, servicing and collecting the FFELP Loans, and Lender has conducted a reasonable investigation of sufficient scope and content to enable it duly to make the representations and warranties contained in this Agreement. Lender shall be solely responsible for the payment of the costs and expenses incident to origination of FFELP Loans, without any right of reimbursement therefor from the Participant.

                  (m) With respect to all Insured Eligible Loans in which a participation interest is being acquired, Insurance is in effect with respect thereto; the applicable Contract and Certificates of Insurance are valid and binding upon the parties thereto in all respects material to the security for any bonds and/or notes issued by the Participant; and Lender is not in default in the performance of any of its covenants and agreements made in respect thereof.

                  (n) With respect to all Guaranteed Eligible Loans in which a participation interest is being acquired, a Guarantee Agreement is in effect with respect thereto and is valid and binding upon the parties thereto in all respects material to the security of the bonds and/or notes issued by the Participant to finance the FFELP Loans; and Lender is not in default in the performance of any of its covenants and agreements made in such Guarantee Agreement.

                  (o) Lender does not (i) discriminate by pattern or practice against any particular class or category of students by requiring, as a condition to the receipt of a student loan, that a student or his family maintain a business relationship with Lender, except as may be permitted under applicable laws; or (ii) discriminate on the basis of race, sex, color, creed or national origin.

                  (p) The FFELP Loans are a representative sample of all student loans held by Lender with respect to the educational institution attended by, or the age, sex, race, national origin or place of residence of, the Borrowers to whom such loans were made, or with respect to any other identifying characteristic of such Borrowers.

                  (q) Each participation interest transferred to the Participant under this Agreement is a participation interest in a FFELP Loan which constitutes an Eligible Loan.

                  (r) The fair salable value of the assets on a going concern basis of Lender and its subsidiaries, on a consolidated basis, as of the time of each sale of participation interests hereunder is in excess of the total amount of their liabilities.

                  (s) Lender has carefully reviewed the Loan Purchase Regulations supplied by the Participant and has complied, and shall continue to comply, with all applicable Loan Purchase Regulations.

                  (t) Each FFELP Loan in which a participation interest is purchased pursuant to this Agreement includes all Eligible Loans of any one Borrower held by Lender.

                  (u) The Lender hereby represents and warrants that the Lender is transferring all of its right tile and interest in the MPN Loans to the Participant, that it has not assigned any interest in such MPN Loans (other than security interests that have been released or ownership interests that the Lender has reacquired) to any person other than the Participant, and that no prior holder of the MPN Loans has assigned any interest in such MPN Loans (other than security interests that have been released or ownership interests that such prior holder has reacquired) to any person other that a predecessor in title to the Lender. The Lender hereby covenants that the Lender shall not attempt to transfer to any other person any interest in any MPN Loan assigned hereunder.

                  (v) No promissory note evidencing an Eligible Loan bears any apparent evidence of forgery or alteration or is otherwise so irregular or incomplete as to call into question its authenticity.

                  (w) Except as may have been disclosed by the UCC Lien Search required by Section 2. 05(c) hereof for the Lender, no other financing statements or assignment filings naming the Lender as debtor or assignor under its legal name or trade names has been filed.

         3.02 PARTICIPANT'S REPRESENTATIONS AND WARRANTIES. Participant hereby represents and warrants to Lender that the execution, delivery and performance of this Agreement by Participant (a) has been duly authorized or ratified effective as of the date of execution by all necessary corporate action on the part of Participant; (b) does not and will not contravene the laws of the state of its incorporation providing for the organization and governing of Participant; (c) does not and will not conflict with, or result in a violation of, any applicable laws; and (d) does not and will not require any consent or approval of any creditor or constitute a violation of or default under any agreement or instrument to which Participant is a party or whereby any of its property may be bound.

         3.03 ORGANIZATIONAL JURISDICTION OF LENDER. The Lender shall not organize under the law of any jurisdiction other that the State under which is it organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to the Participant. Before effecting such change, the Lender shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the Participant's interest in the FFELP Loans.

                                   ARTICLE IV

                                      TERM

         4.01 TERMINATION. The term of this Agreement shall be from the date first set forth above until the termination of the Commitment Period. If Lender or the Eligible Lender Trustee transfers title to a specific Eligible Loan covered by the Participation Certificate to Participant, the participation interest with respect to such transferred Eligible Loan shall terminate on the date of such transfer. Immediately upon termination (without renewal) of this Agreement and of the Participation Certificate, or any portion thereof, Lender's Retained Interest, as then accrued and unpaid, shall be paid and if Participant is not in material default of its obligations under this Agreement, Lender shall immediately transfer to Participant or its designee legal title to the Eligible Loans covered by the terminated portion of the Participation Certificate. At or prior to such transfer of legal title, Lender shall execute and deliver to Participant or its designee an executed Loan Purchase Agreement, together with all documents of transfer in connection therewith, between Lender as Seller and Participant or its designee as Purchaser, effective to transfer title to the Eligible Loans covered in the terminated portion of the Participation Certificate as of the termination of the participation, free and clear of any liens, encumbrances, pledges, or security interests of any nature. Title to an Eligible Loan which is partially disbursed as of the termination of this Agreement shall be transferred as described in the preceding sentence as soon as possible after such Eligible Loan is fully disbursed.

                                    ARTICLE V

                                OTHER PROVISIONS

         5.01 INDEMNIFICATION. Lender specifically acknowledges that the Participant will be making representations and warranties regarding the Eligible Loans based in part on the accuracy of Lender's representations and warranties in this Agreement. Lender agrees to indemnify and hold Participant, the parties to the Warehouse Loan and Security Agreement and noteholders or Credit Support Providers under the Warehouse Loan and Security Agreement (together with each of their respective successors, assigns. Officers, directors, agents and employees) harmless from and against any and all loss, liability, cost, damage or expense (including reasonable attorneys fees and costs of litigation) incurred by reason of any breach of Lender's representations, warranties or covenants hereunder or any false or misleading representations or any failure to disclose any matter which makes the warranties and representations herein misleading or any inaccuracy in any information furnished by Lender in connection herewith. This indemnity obligation shall survive execution of this Agreement and termination of the Commitment Period.

         5.02 ASSIGNMENT. The rights of Participant under this Agreement may be freely assigned or subparticipated, in whole or in part, without prior written consent of Lender. The rights and obligations of Lender under this Agreement may not be assigned in whole or in part without the prior written consent of Participant and the Facility Agent. This Agreement shall be binding upon the parties hereto, and their permitted successors and assigns. Lender acknowledges that Participant has assigned all of its right, title and interest in and to the Participation Certificate and this Agreement to Zions First National Bank, as trustee under the Warehouse Loan Agreement under the Warehouse Loan and Security Agreement with the power and right to enforce the provisions thereof and hereof.

         5.03 No PARTNERSHIP. This Agreement shall not be construed to create a partnership or joint venture between Lender and Participant. The transaction evidenced by this Agreement is a loan participation transaction pursuant to which Lender and Participant are participating in the Eligible Loans.

         5.04 AMENDMENT. This Agreement may be modified or otherwise amended only if such modification or amendment is in writing and signed by Lender, Participant and Facility Agent. The parties agree to make such modifications or amendments to this Agreement from time to time as may be reasonably necessary to maintain compliance with the Higher Education Act.

         5.05 NOTICES. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered with a written receipt from the recipient or mailed by certified United States mail, sufficient postage pre-paid, or sent by nationally recognized overnight delivery service such as Federal Express, addressed as follows:

          If to Lender:         NHELP-I, Inc.
                                121 South 13th Street, Suite 201
                                Lincoln, Nebraska 68508

          If to Participant:             Nelnet Education Loan Funding, Inc.
                                         121 South 13th Street, Suite 201
                                         Lincoln, Nebraska 68508
                                         Attention: Terry Heimes

          If to Facility Agent:                 Royal Bank of Canada
                                                c/o RBC Capital Markets
                                                One Little Falls Centre
                                                2711 Centerville Road, Suite 215
                                                Wilmington, DE  19808
                                                Attn: Kim Wagner

or to any such address as either party may direct in writing delivered to the other party as set forth herein. Notice shall be effective (a) if mailed or delivered, upon receipt, refusal of receipt or the date marked as uncollected, or (b) if sent by overnight delivery, the earlier of receipt of two business days after deposit with the delivery service.

         5.06 CONTINUING REPRESENTATIONS. The warranties and representations of the parties contained in Article III hereof shall survive execution of this Agreement and the Commitment Period and bind the parties hereto as continuing covenants.

         5.07 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska.

         5.08 COUNTERPARTS. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         5.09 SEVERABILITY. If any provision of this Agreement shall be held, deemed to be or shall, in fact, be inoperative or unenforceable as applied to any particular situation, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other situation or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained, shall not affect the remaining portions of this Agreement or any part hereof.

         5.09 NON-EXCLUSIVE REMEDIES. No remedy by the terms of this Agreement conferred upon or reserved to Participant is intended to be exclusive of any other remedy, but each and every other remedy shall be cumulative and in addition to every other remedy given under this Agreement or existing at law or in equity (including, without limitation, the right to such equitable relief by way of injunction) or by statute on or after the date of this Agreement.

         5.10 SERVICING. Each Eligible Loan covered by the Participation Certificate shall be serviced pursuant to the Servicing Agreement for the life of such loan by Servicer and shall not be removed from the servicing system of Servicer, except as provided below. Lender agrees that each FFELP Loan participated pursuant to this Agreement which is held by or on behalf of Lender or any of Lender's affiliates after the date of this Agreement shall be serviced by Servicer under a servicing agreement for a term of the life of such loan and shall not be removed from the servicing system of Servicer; provided, however, that Lender may engage a servicing agent other than Servicer only if Participant and the Facility Agent approves such servicing agent in writing and the Borrower attends an educational institution which expressly requires servicing of all student loans made to its students to be performed exclusively by a servicing agent other than Servicer, and provided further, however, that Participant may, at its option, require transfer of servicing to a new servicing agent as approved by Participant and the Facility Agent upon material default under the Servicing Agreement or insolvency or filing of bankruptcy by Servicer.

         5.11 TERMINATION OF AGREEMENT OR BANKRUPTCY OF LENDER. Upon the termination of this Agreement or the filing of bankruptcy or receivership by Lender, Lender shall cause title to each Eligible Loan covered by the Participation Certificate to be transferred by Lender or the Eligible Lender Trustee to Participant or its designee.

         5.12 FURTHER ASSURANCES. Lender shall, at its expense, execute all other documents and take all other steps as may be requested by Participant from time to time to effect the sale of the participation interests in the FFELP Loans hereunder.

         5.13 INFORMATION. Lender shall, at its expense, furnish to Participant such additional information concerning Lender's FFELP Loan portfolio as Participant may reasonably request.

         5.14 SECURITY INTEREST. The parties to this Agreement intend that the conveyance of Lender's right, title and interest in and to the FFELP Loans shall constitute an absolute sale, conveying good title free and clear of any liens, claims, encumbrances or rights of others from Lender to Participant. The parties to this Agreement intend that the arrangements with respect to the participation interest in FFELP Loans shall constitute a purchase and sale of such participation interests and not a loan. In the event, however, that it were determined by a court of competent jurisdiction that the transactions evidenced by this Agreement shall constitute a loan and not a purchase and sale, the parties hereto intend that this Agreement would constitute a security agreement under applicable law and that Lender shall be deemed to have granted, and hereby does grant (subject to the condition above), to Participant a first priority perfected security interest in all of Lender's right, title and interest, whether now owned or hereafter acquired, in, to and under all accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, money, deposit accounts, certificates of deposit, letters of credit, advices of credit and other property consisting of, arising from or related to the following collateral to secure the rights of Participant hereunder and the obligations of Lender hereunder (collectively, the "Pledged Collateral"):

                  (a)      all participation interests in FFELP Loans;

                  (b) all revenues and recoveries of principal from participation interests in FFELP Loans, including all borrower payments and reimbursements of principal and accrued interest on default claims received from any Guarantor;

                  (c) any other revenues and recoveries of principal and interest, other payments and reimbursements of principal and accrued interest received with respect to any participation interests in FFELP Loans, any other collection of cash with respect to such FFELP Loans (including, but not limited to, Interest Subsidy Payments and Special Allowance Payments) received and all other cash collections, tax refunds and other cash proceeds of the Pledged Collateral;

                  (d) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such participation interests in FFELP Loans, whether pursuant to the contract related to such participation interests in FFELP Loans or otherwise;

                  (e) all documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to participation interests in FFELP Loans otherwise in respect of the pledged collateral; and

                  (f) all proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, general intangibles, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables or other liquidated property which at any time constitute all or part or are included in the proceeds of any of the foregoing property).

         Lender agrees that from time to time, at its expense, it will properly execute and deliver all further instruments and documents (including, without limitation, UCC-1 financing statements and custodian agreements with the Servicer), and take all further action that Participant or Facility Agent may reasonably request in order to perfect, protect or more fully evidence Participant's or Facility Agent's interest in the Pledged Collateral or to enable Participant to exercise or enforce any of its rights hereunder.

         5.15     INFORMATION AND REPORTING. Lender shall furnish to
Participant: (a) upon execution of this Agreement, Lender's most recent audited financial statement prepared in accordance with generally accepted accounting principles and duly certified by nationally recognized independent certified public accountants selected by Lender, as well as Lender's most recent unaudited financial statement and balance sheet; (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Lender, an updated audited financial statement prepared in accordance with generally accepted accounting principles and duly certified by nationally recognized independent certified public accountants selected by Lender; and (c) such other financial information as Participant may reasonably request from time to time. Lender shall verify and reconcile Eligible Loan disbursements and cancellations of Eligible Loans covered by the Participation Certificate, in such manner as Participant may reasonably request from time to time. Lender shall furnish to Participant a certificate of good standing and a certified copy of resolutions of Lender's board of directors approving and authorizing execution and performance of this Agreement and all ancillary documents with respect thereto in a form reasonably satisfactory to Participant.

         IN WITNESS WHEREOF, the parties have caused this Participation Agreement to be executed by officers duly authorized as of the day first above written.

                                            Nelnet Education Loan Funding, Inc.,
                                            f/k/a NEBHELP, INC.

                                            By: /s/ Terry J. Heimes
                                                --------------------------------
                                                Terry J. Heimes, President

                                                NHELP-I, Inc.

                                            By: /s/ James D. Kruger
                                                --------------------------------
                                                James D. Kruger, Secretary

Participation Agreement - NHELP-I

                     SCHEDULE A TO PARTICIPATION AGREEMENT

                        FORM OF LOAN PURCHASE AGREEMENT

                      SCHEDULE B TO PARTICIPATION AGREEMENT

                       FORM OF PARTICIPATION CERTIFICATE

                            PARTICIPATION CERTIFICATE

         Pursuant to that certain Participation Agreement (the "Agreement") dated April 1, 2003, by and between Nelnet Education Loan Funding, Inc., f/k/a NEBHELP, INC. (the "Participant") and NHELP-I, Inc. (the "Lender"), Lender hereby issues and delivers this Participation Certificate to evidence Participant's participation interests in student loans guaranteed under the Higher Education Act of 1965, as amended, which are identified by the schedule marked as Schedule "A," attached hereto and incorporated herein by this reference, which may be amended or supplemented from time to time, which loans or interests therein are owned by Lender and are serviced by Nelnet Loan Services, Inc. and designated a separate account, in accordance with the terms of the Agreement. This Participation Certificate shall be governed, in all respects, by the Agreement, the terms of which are incorporated herein by this reference as if fully stated herein.

                                            NHELP-I, Inc.

                                            By__________________________________
                                            Name________________________________
                                            Title_______________________________

         Accepted this_______________day of____________, 20_____.

                                            Nelnet Education Loan Funding, Inc.,
                                            f/k/a NEBHELP, INC.

                                            By__________________________________
                                            Name________________________________
                                            Title_______________________________

Participation Agreement - NHELP-I

                     SCHEDULE A TO PARTICIPATION CERTIFICATE

                               SCHEDULE OF LOANS

Participation Agreement - NHELP-I

                                 EXHIBIT I

                       CONDITIONS TO INITIAL ADVANCE

         1. Executed copies of this Agreement, the Valuation Agent Agreement, the Indemnification Agreement, each Student Loan Purchase Agreement and Participation Agreement pursuant to which Student Loans are to be sold to the Borrower, each Servicing Agreement pursuant to such Student Loans are to serviced, each Custodian Agreement pursuant to such Student Loans are to held and each Trustee Guarantee Agreement.

         2. UCC-1 Financing Statements naming each Seller as debtor and Borrower as secured party, and Borrower as debtor and Trustee as secured party.

         3. Officers' Certificates of the Borrower, Nelnet, the Valuation Agent, the Lender, the Alternate Lender, the Facility Agent, the Trustee, each Servicer, each Custodian and each Seller (including, in the case of the Borrower and NELnet, articles of incorporation, by-laws, board resolutions, good standing and incumbency).

         4. Opinions of Counsel to the Borrower, Nelnet, the Trustee and each Seller in forms acceptable to the Facility Agent.

         5.       A schedule of all Financed Loans as of the Closing Date.

         6. All fees due and payable to the Lender, the Alternate Lender and the Facility Agent on the Effectiveness Date.

         7. Such other information, certificates, documents and actions as the Lender, the Alternate Lender and the Facility Agent may reasonably request.

         8. Search report results dated a date reasonably near the Closing Date listing all effective financing statements which name the Borrower, or any Seller (under its present name or any previous names) in any jurisdictions where filings are to be made under paragraph 2 above (or similar filings would have been made in the past five years).

         9. Financing Statement terminations on Form UCC-3 if necessary, to release any liens.

         10. Evidence of establishment of Cash Reserve Account and Collection Account.

         11.      Valuation Reports.

                                 EXHIBIT J

                      CONDITIONS TO EFFECTIVENESS DATE

         1. Executed copies of this Agreement, the Valuation Agent Agreement (as amended), the Indemnification Agreement (as amended), each Student Loan Purchase Agreement (as amended, if applicable) and Participation Agreement (as amended, if applicable) pursuant to which Student Loans are to be sold to the Borrower, each Servicing Agreement (as amended, if applicable) pursuant to such Student Loans are to serviced, the Custodian Agreement, the Eligible Lender Trust Agreement, and each Eligible Lender Trustee Guarantee Agreement.

         2. UCC-1 Financing Statements naming (a) Borrower as debtor and Trustee as secured party (b) Eligible Lender Trustee as debtor and Trustee as secured party, (c) Original Borrower as Debtor, Trustee as secured party and Borrower as assignor secured party, (d) Zions First National Bank as eligible lender trustee, as debtor, Trustee as secured party and Eligible Lender Trustee, as assignor secured party and (e) each Seller as debtor, Trustee as secured party and Borrower as assignor secured party.

         3. Officers' Certificates of the Original Borrower, the Borrower, Nelnet, the Servicer, the Custodian, the Eligible Lender Trustee, and each Seller (including, in the case of the Borrower, articles of incorporation, by-laws, board resolutions, good standing and incumbency).

         4. Opinions of Counsel to the Original Borrower, the Borrower, Nelnet, the Servicer, the Custodian, the Eligible Lender Trustee and each Seller in forms acceptable to the Facility Agent.

         5.       A schedule of all Financed Loans as of the Effectiveness
Date.

         6. All fees due and payable to the Lender, the Alternate Lender and the Facility Agent on the Effectiveness Date.

         7. Such other information, certificates, documents and actions as the Lender, the Alternate Lender and the Facility Agent may reasonably request.

         8. Search report results dated a date reasonably near the Effectiveness Date listing all effective financing statements which name the Borrower, the Original Borrower or any new Seller (under its present name or any previous names) in any jurisdictions where filings are to be made under paragraph 2 above (or similar filings would have been made in the past five years).

         9. Financing Statement on Form UCC-3, terminating filing made by Original Borrower as debtor for the benefit of Trustee as secured party.

         10.      Evidence of establishment of Escrow Account.

         11.      Valuation Reports.

         12. An executed copy of each Covered Indenture (including any amendments).

         13.      Opinion of Dean Blakey relating to Higher SAP Loans.

         14. Financing Statements on Form UCC-3, if necessary in the judgment of the Facility Agent, to amend any previous UCC filings, release or assign any collateral under any previous UCC filings or terminate any previous UCC filings,

         15. MB1A consent to this Agreement and the transactions contemplated hereby.

         16. Confirmation by Rating Agencies of the Obligation incurred by the Borrower under this Agreement.

                                    J-l

                                 EXHIBIT K

                         FORM OF NOTICE OF RELEASE

Zions First National Bank,
    as Trustee
717 Seventeenth Street
Denver, CO 80202
Attn: Corporate Trust Services

Royal Bank of Canada,
    as Facility Agent
c/o RBC Capital Markets
One Little Falls Centre
2711 Centerville Road, Suite 215
Wilmington, DE 19808
Attn: Kim Wagner

Ladies and Gentlemen:

          Reference is made to the Trust Indenture dated as of [Date] (as amended, the "Indenture"), by and between Nelnet Education Loan Funding, Inc., as issuer (the "Issuer") and the undersigned, as trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Indenture.

          The Issuer has directed us to release [Pledged Student Loans] from the Trust Estate. The Issuer has satisfied the applicable conditions for release of such Pledged Student Loans from the Indenture. We hereby notify you that the Pledged Student Loans identified on Exhibit A attached hereto have been released from the pledge of the Indenture as of the date specified below.

          IN WITNESS WHEREOF, the undersigned has caused this Notice of Release to be executed by its duly authorized officer as of the date specified below.

                                          WELLS FARGO BANK MINNESOTA,
                                             NATIONAL ASSOCIATION

                                          By:________________________________
                                             Name:
                                             Title:

Date:_______________

                                    K-l